                                                                     Prospectus






As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                                                              November 18, 2005

                                                   As Revised November 28, 2005




                                                                  Balanced Fund

                                                                    Equity Fund


[LOGO] GREEN
       CENTURY
       FUNDS

 TABLE OF CONTENTS



AN OVERVIEW OF THE FUNDS
Objectives, Strategies and Risks                                                     1
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Annual Returns                                                                       4
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Fees                                                                                 6
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ENVIRONMENTALLY RESPONSIBLE INVESTING
The Green Century Funds' Environmental Standards                                     7
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Advocates for Corporate Environmental Responsibility                                 9
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The Green Century Funds Support Not-for-Profit Environmental Advocacy Organizations  9
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YOUR ACCOUNT
Contact Us                                                                          10
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Types of Accounts                                                                   10
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Account Minimums                                                                    12
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How to Purchase Shares                                                              12
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How to Sell Shares (Redemptions)                                                    14
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Transaction Information                                                             16
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Shareholder Account Statements                                                      18
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Dividends and Taxes                                                                 18
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Valuation of Shares                                                                 20
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Shares and Voting Rights                                                            20
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ORGANIZATION AND MANAGEMENT OF THE GREEN CENTURY FUNDS
The Green Century Balanced Fund                                                     21
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The Green Century Equity Fund and the Index Trust                                   22
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The Green Century Funds                                                             23
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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
STRATEGIES AND RISKS
The Green Century Balanced Fund                                                     24
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The Green Century Equity Fund                                                       26
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The Master-Feeder Investment Fund Structure                                         27
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The Green Century Funds                                                             27
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FINANCIAL HIGHLIGHTS
Green Century Balanced Fund                                                         29
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Green Century Equity Fund                                                           29
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



 For information on the Green Century Funds, call 1-800-93-GREEN, e-mail us at info@greencentury.com or visit www.greencentury.com. For information on how to open an account, and other account services, call 1-800-221-5519 8:00am to 6:00pm Eastern Time, Monday through Friday. For daily share price information and account balances call 1-800-221-5519, twenty-four hours a day.

 AN OVERVIEW OF THE FUNDS


Founded by a partnership of non-profit environmental advocacy organizations, the Green Century Funds (Green Century or the Funds) are an open-end, diversified, no-load family of environmentally conscious mutual funds. Green Century provides people who care about a clean, healthy planet the opportunity to use the clout of their investment dollars to encourage environmentally responsible corporate behavior. This prospectus describes the Green Century Balanced Fund and the Green Century Equity Fund.

The following is designed to help you decide whether the Green Century Funds are appropriate for you. Below you will find information about each Fund's investment objectives, strategies, risks, performance and fees.

What are the objectives of the Green Century Funds?

   The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century's standards for corporate environmental responsibility.

   The Green Century Equity Fund's objective is to achieve long-term total return which matches the performance of an index comprised of the stocks of 400 companies selected based on social and environmental criteria.

What are the principal investment strategies?

   The Green Century Balanced Fund invests primarily in the stocks and bonds of environmentally responsible companies, many of which also make positive environmental contributions. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will generally invest at least 25% of its net assets in bonds and may not invest more than 75% of its net assets in stocks.




   The Balanced Fund seeks to promote environmentally responsible corporate behavior and a cleaner environment by investing its assets in companies that the Fund's Adviser, Green Century Capital Management, believes are environmentally responsible. Such companies include, but are not limited to, those that:



     . Demonstrate a commitment to preserving and enhancing the environment as evidenced by the products they make and the services they provide


     . Strive to achieve clean environmental records and openly disclose their policies and performance on critical environmental criteria


     . Make positive contributions toward actively promoting a healthier environmental future, including companies that produce renewable energy products and those that offer effective remedies for existing environmental problems


     .   Respond positively to shareholder advocacy on environmental issues



   The Balanced Fund seeks to invest in environmentally distinguished companies, both large and small. The Fund may also invest in both growth and value stocks though it may be more heavily weighted in growth stocks. The bonds the Fund invests in may be of any maturity and are generally of investment grade credit quality, although the Fund may invest up to 35% of its net assets in high yield, below investment grade bonds, commonly known as junk bonds.

   The Green Century Equity Fund invests substantially all of its assets in the Domini Social Index Trust (the Index Trust) which invests in the stocks which make up the Domini 400 Social Index/SM/ (the Index). The Index is comprised of the common stocks of 400 companies and is composed primarily of large-cap U.S. companies (defined as companies with market capitalization of over $10 billion). The Index is screened based on social and environmental criteria and excludes those companies Green Century believes have the worst environmental and social records. In evaluating whether a company meets the criteria to be eligible for inclusion in the Index, its environmental performance, employee relations and corporate citizenship record are examined as well as the quality of its products. Companies that derive significant revenues from the manufacture of tobacco products or alcoholic beverages; derive significant revenues from the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are excluded from the Index as are major military contractors and firearms manufacturers.



   The weightings of the stocks are based on market capitalizations, which means the largest companies comprise a higher percentage of the Index and the Index is more heavily weighted in large than in small companies. As of September 30, 2005, 85% of the market value of the investments of the Fund was large-cap companies. The Fund does not concentrate on a specific security or market sector. The Equity Fund is part of a master-feeder investment fund structure which means that the Fund invests in another registered investment company, the Index Trust, which has the same investment objective as the Fund.


   Under normal circumstances and as a matter of operating policy, the Fund will invest at least 80% of its assets in equity securities and related investments. Although it is unlikely that the Fund will change this investment policy, the Fund will give its shareholders at least sixty days' prior notice of any change.

Are the Green Century Funds appropriate for me?

   Before investing in the Funds, you should carefully consider your investment goals, your timeline for achieving your goals and your tolerance for risk.

   The Green Century Balanced Fund may be appropriate if you want to be invested in the stock market for its long-term growth potential and also seek income from bond investments.

   The Green Century Equity Fund may be a suitable investment choice if you are seeking long-term growth from a portfolio of stocks.

   The Green Century Funds are not suitable if you are primarily seeking current income from investments, investing for a short period of time or are uncomfortable with the volatility of the stock market.

What are the risks?

   Both Green Century Funds are heavily invested in stocks. Like all funds invested in stocks, each Green Century Fund's share price will fluctuate daily depending on the performance of the companies that comprise each Fund's investments, the general market and the economy overall. After you invest, the value of your shares may be less than what you paid for them. You may lose money by investing in the Funds. Also, as with any mutual fund, there can be no guarantee that either of the Green Century Funds will achieve its objective.

   The Funds' environmental criteria limit the available investments compared with funds with no such criteria. Under certain economic conditions, this could cause each Fund's investment performance to be worse or better than similar funds with no environmental criteria.




   The Green Century Balanced Fund may be invested in small companies which involve greater risk than investing in the stocks of larger, more established companies. Small companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies. Therefore, the securities of small companies may be subject to wider and more erratic price fluctuations.



   The Balanced Fund also has risks associated with investing in bonds. The Balanced Fund could lose money or underperform other investments if interest rates go up, causing the price of bonds and other fixed income securities to go down and reducing the value of the Fund's investments. Prices of longer-term bonds generally increase or decrease more sharply than those of shorter-term bonds in response to interest rate changes. The Fund's fixed income investments will be primarily invested in investment grade bonds; however, the Balanced Fund may also invest up to 35% of its net assets in high yield, below investment grade bonds. High yield bonds involve greater risk than investing in more highly rated bonds, including a greater risk of late payments, default or bankruptcy.


   Further, the Balanced Fund may have an annual portfolio turnover rate higher than that of other mutual funds with the same investment objective, resulting in greater transaction costs and potentially increased taxable capital gains distributions.

   The Green Century Equity Fund invests essentially all of its assets in the stock market. As with all equity funds, the share price will fluctuate and may fall if the market as a whole declines or the value of the companies in which it invests falls. The large companies in which the Equity Fund's portfolio is invested may perform worse than the stock market as a whole. The Equity Fund will invest in the Index regardless of how the Index is performing. It will not shift concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling stock market.

How have the Funds performed in the past?

   The charts and table below provide some indication of the risks of investing in the Funds by illustrating that returns can differ from one year to the next and by comparing this information to broad measures of market performance. Each Fund's past performance is no guarantee of how it will perform in the future (before and after taxes).

Annual Total Returns for Years Ended December 31

                                    [CHART]

Green Century Balanced Fund

 1995   1996   1997     1998   1999   2000    2001    2002    2003    2004
 -----  -----  -----   ------  -----  -----  ------  ------  ------  ------
 18.26  25.02  19.00   -10.10  76.39  13.24  -13.63  -37.07   63.47    1.54



                                    [CHART]

Green Century Equity Fund

 1995  1996   1997   1998   1999    2000    2001    2002    2003    2004
 ----- -----  -----  -----  -----   -----   -----   -----   -----   -----
 35.09 21.26  35.71  32.32  21.97  -15.52  -13.29  -21.09   26.34    8.67




As of September 30, 2005, the year-to-date return for the Green Century Balanced Fund was 4.45%. As of the same date, the year-to-date return for the Green Century Equity Fund was -0.91%.

    Green Century Balanced Fund         Green Century Equity Fund
    Best Quarter Ended 12/31/99  52.63% Best Quarter Ended 12/31/98  24.46%
    Worst Quarter Ended 9/30/01 -28.23% Worst Quarter Ended 9/30/02 -17.29%

Average Annual Total Returns For the Periods Ended December 31, 2004

                                                                             1 Year 5 Years  10 Years Since Inception
Green Century Balanced Fund
   (Inception date March 18, 1992)
       Return before taxes                                                    1.54%   0.43%   11.04%        8.55%

       Return after taxes on distributions/1/                                 1.42%  (0.66)%   9.34%        7.18%

       Return after taxes on distributions and sale of Fund shares/1,2/       1.02%  (0.08)%   8.84%        6.81%

   S&P 500(R) Index/3/                                                       10.88%  (2.30)%  12.07%       11.00%

   Lehman Brothers Aggregate Bond Index/3/                                    4.34%   7.71%    7.72%        7.29%

   Lipper Balanced Fund Index/3/                                              8.99%   2.95%    9.44%        8.75%

Green Century Equity Fund
   (Inception date June 3, 1991)*
       Return before taxes                                                    8.67%  (4.52)%  11.03%        9.84%

       Return after taxes on distributions/1/                                 8.59%  (4.92)%   9.14%        8.46%

       Return after taxes on distributions and sale of Fund shares/1,2/       5.75%  (3.88)%   8.51%        7.91%

   S&P 500(R) Index/3/                                                       10.88%  (2.30)%  12.07%       10.96%


*The Green Century Equity Fund, which commenced operations in September 1995, invests all its assets in an existing separate registered investment company which has the same investment objective as the Fund (the Index Trust). Consistent with regulatory guidance, the performance for the period prior to the Fund's inception reflects the performance of the Index Trust adjusted to reflect the deduction of the charges and expenses of the Fund.

(1)The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions and credits at various income levels, or the impact of the federal alternative minimum tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)Each Fund's returns after taxes on distributions and sale of Fund shares set forth in the table assume a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholders may deduct the capital losses in full. In some cases, the return after taxes may exceed the return before taxes due to the assumed tax benefit from the deduction of capital losses.
(3)The returns for the S&P 500(R) Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index do not reflect the deduction of fees, expenses, or taxes.

What fees and expenses will I pay?

   The following table describes the fees and expenses you may pay if you buy and hold shares of the Green Century Funds.

                                                                                              Balanced Fund   Equity Fund/3/
  Shareholder Fees (fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchases                                               --              --
     Maximum Deferred Sales Charge (Load)                                                           --              --
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions            --              --
     Redemption Fee/1/                                                                            2.00%           2.00%
     Exchange Fee                                                                                   --              --
  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
     Management Fees                                                                              0.75%           0.20%
     Distribution (12b-1) Fees                                                                    0.25%             --
     Other Expenses:
       Administrative Fees/2/                                                                     1.38%           1.29%
       Other Fees                                                                                   --            0.01%
  Total Annual Fund Operating Expenses                                                            2.38%           1.50%


(1)If you redeem or exchange your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares redeemed or exchanged. However, the redemption fee will not apply to redemptions or exchanges of shares acquired through the reinvestment of dividends or distributions. There is no additional charge to have a check mailed to you. There is a $15 fee to have your check sent to you via overnight delivery. There is a $10 fee to have your redemption proceeds wired to your bank account.
(2)Green Century Capital Management, Inc. (Green Century Capital Management), the administrator of each Fund, pays the operating expenses of the Funds (excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses). For this and other services, each Fund pays Green Century Capital Management an Administrative Fee at a rate such that the Equity Fund's total annual expenses are limited to 1.50% of the Equity Fund's average net assets and the Balanced Fund's total annual expenses are limited to 2.50% of the Balanced Fund's average net assets up to $30 million, 2.25% on its average net assets from $30 million to $100 million, and 1.75% on the Balanced Fund's average net assets in excess of $100 million.
(3)For the Equity Fund, the table and the following example reflect the aggregate fees and expenses of the Equity Fund and of the Index Trust in which it invests its assets.

Example. This example is intended to help you compare the costs of investing in a Green Century Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in a Fund; (2) you redeem all of your shares at the end of the periods shown; (3) you earn a 5% return each year; and (4) the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year 3 Years 5 Years 10 Years
                 Balanced Fund  $241   $742    $1270   $2716
                 Equity Fund    $153   $474    $ 818   $1791

 ENVIRONMENTALLY RESPONSIBLE INVESTING


THE GREEN CENTURY FUNDS' ENVIRONMENTAL STANDARDS

Environmentally responsible investing is investing based on your financial goals and your environmental values. While each Green Century Fund shares a commitment to environmental responsibility, each Fund employs a different strategy. This section is dedicated to describing Green Century's environmentally responsible investment strategies.




The Green Century Balanced Fund seeks to promote environmentally responsible corporate behavior and a cleaner environment by investing in companies that the Fund's Adviser, Green Century Capital Management, believes are environmentally responsible. Such companies include, but are not limited to, those that demonstrate a commitment to preserving and enhancing the environment as evidenced by the products they make and the services they provide and those companies that make positive contributions toward actively promoting a healthier environment and a sustainable future.



For both environmental and financial reasons, Green Century applies rigorous selection criteria concerning the environmental behavior of the companies in which the Fund invests. Green Century believes that well-managed environmentally responsible companies minimize their environmental risks, allowing them to enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements and access to expanding and new growth markets. Further, Green Century believes that companies that are responsible towards the environment are more likely to act ethically and maintain the trust of their shareholders.



The Balanced Fund seeks to invest in companies that conduct their business in an environmentally responsible manner. Such companies include those whose primary business involves the provision of an environmentally sound good or service, such as appropriate technology for sustainable agriculture, renewable energy, energy efficiency, water treatment and conservation, air pollution control, pollution prevention, recycling technologies, or other effective remedies for existing environmental problems. The Fund also invests in companies whose primary business is not solving environmental problems but which conduct their business in an environmentally responsible manner. Such companies are evaluated on a range of criteria that includes, but is not necessarily limited to, an assessment of each company's:



  . Environmental performance indicators such as its consumption of natural resources, energy usage, greenhouse gas emissions, toxic emissions, use of toxic chemicals, and solid waste generation


  .  Pollution prevention programs and supply chain environmental policies


  . Compliance with environmental laws and regulations and its potential environmental liabilities


  .  Environmental management infrastructure and governance procedures


  .  Public reporting on an annual basis of its environmental performance



The Balanced Fund also seeks to invest in what Green Century Capital Management regards as "best in its class" companies that have implemented an environmental program that sets a standard for their industry group. These companies are recognized leaders in their sectors, contribute to meaningful reductions in pollutant emissions or waste generation, and demonstrate Green Century's belief that every company can make a positive contribution to an environmentally sustainable future.


The Green Century Equity Fund invests substantially all its assets in the Index Trust which invests in the 400 companies which make up the Index. The Index is screened to exclude those companies with the worst environmental and social records. This strategy directs environmentally concerned investors' dollars away from companies that flout basic standards for environmental responsibility. Green Century believes this creates an incentive for companies to become better environmental citizens.

Green Century also believes that those companies which pursue the least environmentally sound practices are at the greatest long term risk of negative economic consequences, while those which strive to be more environmentally responsible may benefit financially as a result. Enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be charged when a product or service is determined to be harmful or when the company itself behaves in an unethical manner. Green Century believes that over the long term such enterprises should be able to provide investors with a return that is competitive with enterprises that do not exhibit such social awareness.

In evaluating stocks for inclusion in the Index, KLD Research & Analytics, Inc.
(KLD) considers a company's environmental performance; employee relations; corporate citizenship; product-related issues; and attitudes with regard to consumer issues.

Environmental performance includes a company's record on waste disposal, toxic emissions, fines or penalties, and efforts in waste and emissions reductions, recycling, and use of environmentally beneficial fuels, products and services. Corporate citizenship includes the company's record on philanthropic activities and its interaction with the communities it affects including its relations with indigenous people. Employee relations include a company's record with regard to labor matters, its commitment to workplace safety, the breadth, quality and innovation of its employee benefit programs, and its commitment to provide employees with a meaningful participation in company profits either through stock purchase or profit sharing plans. KLD seeks to exclude companies which, based on data available to it, derive more than 2% of their gross revenues from the sale of military weapons; derive significant revenues from the manufacture of tobacco products, firearms or alcoholic beverages; derive significant revenues from gambling enterprises; have a significant ownership share in, operate or design nuclear power plants or participate in businesses related to the nuclear fuel cycle. From time to time, KLD may, at its discretion, choose to apply additional criteria or to modify the application of the criteria described here.

The Green Century Funds. Neither the Green Century Balanced Fund nor the Green Century Equity Fund will knowingly invest in a company primarily engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment. The Funds will not knowingly invest in a company primarily engaged in the manufacture of tobacco products, a major contributor to indoor air pollution and environmental health problems.

The Green Century Funds usually invest in many sectors of the economy, such as retail, finance, and consumer products. The Funds are not environmental sector funds which invest exclusively in companies whose business derives from environmental problems (such as waste-management or incinerator manufacturers), some of which have consistently negative environmental records.

ADVOCATES FOR CORPORATE ENVIRONMENTAL RESPONSIBILITY

The Green Century Funds believe that shareholder advocacy is a critical component of environmentally responsible investing and are actively involved in advocating for greater corporate environmental accountability.

Green Century Capital Management advocates for more environmentally responsible policies at the companies in which the Funds invest, as well as at companies in which neither Fund has invested. Green Century has worked with other environmentally conscious investors to file shareholder resolutions to preserve and protect threatened ecosystems; demand more aggressive recycling programs; advocate for more responsible environmental, health and safety policies; and support more environmentally friendly production and purchasing policies. Green Century Capital Management is committed to pursuing demands for improved corporate environmental responsibility.

THE GREEN CENTURY FUNDS SUPPORT NOT-FOR-PROFIT ENVIRONMENTAL ADVOCACY ORGANIZATIONS

The Green Century Funds were founded by non-profit environmental advocacy organizations. Unlike other investment advisers and administrators that are privately owned for the benefit of individuals or for-profit corporations, Green Century Capital Management is owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit advocacy organizations. This means that 100% of the net profits earned by Green Century Capital Management on the fees it receives for managing the Funds belong to these not-for-profit advocacy organizations. These revenues will be used to further efforts to preserve and protect the environment-efforts that include filing lawsuits against companies that illegally pollute our air and waterways, campaigning to increase recycling and reduce wasteful packaging, and researching and advocating to reduce the use of toxic chemicals. The organizations which founded and own Green Century Capital Management are:
California Public Interest Research Group (CALPIRG), Citizen Lobby of New Jersey, Colorado Public Interest Research Group, ConnPIRG Citizen Lobby, Fund for Public Interest Research, Massachusetts Public Interest Research Group (MASSPIRG), MOPIRG Citizen Organization, PIRGIM Public Interest Lobby, and Washington State Public Interest Research Group (WASHPIRG).

 YOUR ACCOUNT
 CONTACT US



For information on opening an account, purchases, redemptions, balances, and other account services 8:00 am - 6:00 pm Eastern Time, Monday
through Friday                                                           1-800-221-5519

For daily share price information and account balances 24 hours per day  1-800-221-5519

For information about the Green Century Funds 9:00 am - 6:00 pm          1-800-93-GREEN or
Eastern Time, Monday through Friday                                      info@greencentury.com

For account registration forms, additional materials, and to sign up for 1-800-93-GREEN or
E-Delivery of shareholder statements and reports                         www.greencentury.com



 How to Invest

 You may invest in the Green Century Funds directly or through an intermediary, such as a financial advisor.

 Directly. Read the following information and complete the forms sent you with this prospectus. If you need additional account registration forms, call 1-800-93-GREEN or visit www.greencentury.com.

 Through a financial intermediary. Consult your financial advisor, broker, mutual fund supermarket or other intermediary for details on how to invest in a Green Century Fund. The financial intermediary may have different policies from those described below. An intermediary may also charge a fee for its services.

 TYPES OF ACCOUNTS



 Regular      Individuals, businesses, trusts, and non-profit institutions may
 Investment   open regular investment accounts.
 Account

 Traditional  Please read the Green Century Funds IRA Disclosure Statement
 IRA &        before opening an IRA. For 2005 through 2007, you may contribute
 Roth IRA     up to $4000 each year into a Green Century Funds Traditional IRA or Roth IRA (If you are over 50 years of age, the limit is $4500 in 2005 and $5000 in 2006 and 2007). Individuals not covered by a retirement plan at work and people covered by a retirement plan who meet certain IRS income guidelines may be able to deduct their contributions to a Traditional IRA from their taxable income each year. When you retire, distributions from your Traditional IRA are generally taxed as ordinary income.
              Roth IRAs differ from Traditional IRAs. With a Roth IRA you cannot deduct your current-year contributions from your taxable income; however, upon retirement, distributions from your Roth
              IRA are generally not taxed as ordinary income. More information is included in the Green Century Funds IRA Disclosure Statement.

 SEP-IRA A Simplified Employee Pension (SEP) plan allows self-employed people and small business owners to establish SEP-IRAs for the business owner and eligible employees. SEP-IRAs have specific eligibility rules and contribution limits (as described on IRS Form 5305-SEP); otherwise SEP-IRAs follow the same rules as Traditional IRAs. If you are interested in opening a Green
             Century Funds SEP-IRA Account, in addition to reading the IRA
             Disclosure Statement and filling out an IRA Account Registration
             Form you will also need to complete IRS Form 5305-SEP. You may obtain the 5305-SEP form at the IRS website, www.irs.gov or by calling 1-800-93-GREEN.

  IRA        If you have an existing IRA that you would like to transfer to
  Transfer/  the Green Century Funds, or if you have a 401(k) account with a
  Rollover   past employer that you would like to rollover into a Green
             Century Funds IRA, please review the Green Century Funds IRA
             Disclosure Statement, complete the IRA Account Registration form
             AND complete the Green Century Funds IRA Transfer Request Form.
             More information is included in the Green Century Funds IRA
             Disclosure Statement.

  UGMA/      Uniform Gift to Minor (UGMA) and Uniform Transfer to Minor
  UTMA       (UTMA) accounts may provide you with tax advantages as you put aside savings for your children or other minors. To open an UGMA or UTMA account, simply use the regular Green Century Funds
             Account Registration form and fill in the appropriate
             information under the "Gifts To Minors" section.

  Coverdell  Coverdell Education Savings Accounts are designed to be a tax
  Education  advantaged vehicle to save for a child's educational expenses.
  Savings    You may open an Education Savings Account by completing the
  Account    Education Savings Account Registration Form. You may also
             transfer an existing Education Savings Account to a Green
             Century Funds Education Savings Account by completing both the
             Registration Form and the Education Savings Account Transfer
             Request Form. Please read the Green Century Funds Education
             Savings Account Disclosure Statement for additional information before opening an Education Savings Account.

  403(b)     Many non-profit organizations have established 403(b) retirement
  Account    accounts for their employees. A Green Century Funds 403(b)
             account may be added to an existing 403(b) plan, with the
             employer's permission. An existing 403(b) account from a former employer may be transferred to a Green Century 403(b) account.
             Please read the Green Century Funds 403(b)(7) Custodial Account
             Agreement. In addition, you and your employer will need to complete the 403(b) (7) Custodian Account Registration Form and
             the 403(b) (7) Custodian Account Salary Reduction Agreement. The
             403(b)(7) Contribution Transmittal Form is for employers' use when sending contributions to existing Green Century 403(b)
             accounts. To transfer an existing 403(b) account to Green
             Century from a former employer, complete the Registration Form and the 403(b)(7) Custodian Account Transfer Request Form (no
             Salary Reduction Agreement is needed in this case).

  Other      If this list does not contain the type of account in which you
  Account    are interested, please call 1-800-93-GREEN and let us know what
  Types      you are seeking; we may be able to accommodate you.

 ACCOUNT MINIMUMS

 To Open an Account

Regular Investment Account*                                                      $2,500
Individual Retirement Account--Traditional IRA, Roth IRA, SEP-IRA and SIMPLE IRA $1,000
403(b)(7) Retirement Account                                                     $1,000
Coverdell Education Savings Account (formerly Education IRA)                     $1,000
Uniform Gifts or Transfers to Minors Account (UGMA/UTMA)                         $1,000

    * A minimum initial investment of only $1,000 is required for investors who wish to open a regular investment account with a $100 or more per month Automatic Investment Plan.

 To Add to an Account

By Check, Wire or Exchange             $100
By Automatic Investment Plan or Online  $50

 HOW TO PURCHASE SHARES

 Opening an Account

 To help fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you must provide the name, street address, date of birth, and Social Security number or taxpayer identification number for each person on the account registration form. The Funds will use this information to identify you and may also ask for other identifying information.

 Mail To open an account by check, please complete and sign the registration form. See also Purchases by Check on page 16. Mail the form with a check made payable to Green Century Balanced Fund or Green Century Equity Fund to:
                 Green Century Funds
                 P.O. Box 6110
                 Indianapolis, Indiana 46206-6110

 Wire You may also open an account by instructing your bank to wire Federal funds (monies of member banks within the Federal Reserve System) to the Green Century Funds' bank. Your bank may impose a fee for sending a wire. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.


         Please call 1-800-221-5519 weekdays from 8:00 a.m. to 6:00 p.m. Eastern Time to obtain an account number and for more information about how to purchase shares by wire. After calling, complete the registration form and mail it to the address given above. Wire the amount of your initial investment per the following instructions:

                 Union Federal Savings Bank of Indianapolis, Indiana
                 ABA#: 274070484
                 DDA#: 590144707
                 Green Century Balanced Fund OR Green Century Equity Fund For Further Credit: Your Name and Your Green Century Funds Account Number

 ExchangeYou may also open an account in one Fund by exchanging shares with a value of $2,500 or more ($1,000 for an IRA, Education Savings Account or UGMA/UTMA account) from another Green Century Fund. Your new account will be established using the same name(s) and address as your existing account.


         To exchange by telephone, call 1-800-221-5519 weekdays from 8:00 a.m. to 6:00 p.m. Eastern Time. To exchange by letter, write to the Green Century Funds at the address given above, including the name of the Fund from which you are exchanging, the registered name(s) of ownership and address, the account number, the dollar amount or number of shares to be exchanged and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement. The exchange requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and retirement plans may be different from those for individual accounts. Please call 1-800-221-5519 for more information. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days prior written notice to shareholders.


         If you exchange your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares exchanged. However, the redemption fee will not apply to exchanges of shares acquired through the reinvestment of dividends or distributions. To calculate the redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being exchanged. Under this method, the date of exchange will be compared with the earliest date shares were acquired for the account. The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.

 Automatic
 Investment
 Plan
         You may open an account with a minimum initial investment of $1,000 if you enroll in the Automatic Investment Plan and invest a minimum of $100 a month through the Plan. Complete and sign the registration form, including the Automatic Investment Plan section and mail it to:
         Green Century Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at the same address. See also "Minimum Balances" on page 15.

 Making Additional Investments

 Mail You may make subsequent investments by submitting a check for $100 or more with the remittance form sent to you with your account statement. You may also mail your check with a letter of instruction indicating the amount of your purchase, your account number, and the name in which your account is registered, to the following address. See also Purchases by Check on page 16.
                 Green Century Funds
                 P.O. Box 6110
                 Indianapolis, IN 46206-6110

 Wire You may also make additional investments by instructing your bank to wire Federal funds. Your bank may impose a fee for sending the wire. The Green Century Funds cannot be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wire your additional investment per the instructions which follow.
                    Union Federal Savings Bank of Indianapolis, Indiana
                    ABA#: 274070484
                    DDA#: 590144707
                    Green Century Balanced Fund OR Green Century Equity Fund
                    For Further Credit: Your Name and Your Green Century
                    Funds Account Number

 Exchange    Follow instructions under Opening an Account, above.

 Online You may purchase additional shares online if you have signed up for this service. See Online Services on page 15.

 Automatic   You may arrange to make regular investments through automatic
 Investment  deductions from your checking or savings account. If you wish to
 Plan        select this option, please complete the appropriate section on your registration form. If you wish to set up an Automatic
             Investment Plan after opening an account, please call
             1-800-93-GREEN or email info@greencentury.com for an Automatic
             Investment Plan form. You may terminate your participation in the Automatic Investment Plan at any time with written
             notification to the Funds at P.O. Box 6110, Indianapolis, IN
             46206-6110.

 HOW TO SELL SHARES (REDEMPTIONS)

 You can take money out of your account at any time by selling (redeeming) some or all of your shares. See also Processing Time on page 17.

 Telephone   You may redeem shares by telephone in any non-retirement account
             (unless you chose not to allow this option on your registration form.) Call 1-800-221-5519 to request a redemption. You must provide your name, address, Fund account number and social security number before you may redeem shares by telephone. All telephone redemption requests are recorded. Telephone redemption is not available for shares held in IRA accounts.

             If you chose not to allow telephone redemption on your registration form and now wish to redeem by telephone in your non-retirement account, call 1-800-221-5519 for more information.

 Mail In order to redeem your shares by mail, send a letter to the Green Century Funds and include the Fund name, the account registration name(s) and address, the account number, and the dollar amount or the number of shares you wish to redeem. Sign your name(s) exactly as it appears on your account statement and obtain a Signature Guarantee (see below.) Mail your letter to:
                    Green Century Funds
                    P.O. Box 6110
                    Indianapolis, IN 46206-6110

 Online You may redeem shares online in any non-retirement account if you have signed up for this service. Online redemption is not available for shares held in IRA accounts. See Online Services, below.

  Important Information About Redemptions

  Minimum     Shareholders are encouraged to maintain a share balance of at
  Balances    least $2,500. Individual Retirement Accounts, Education Savings
              Accounts and Uniform Gifts or Transfers to Minors Act accounts have a $1,000 minimum balance requirement. The Funds reserve the right, following 60 days' written notice to shareholders, to redeem all shares in accounts with balances less than the
              minimum. The Funds will mail the proceeds of the redeemed
              account to the shareholder. This provision does not apply to
              Automatic Investment Plan accounts. If the value of your account falls below the minimum as a result of market activity, an involuntary redemption will not be triggered.

  Redemption  If you redeem your shares within 60 days of purchase or
  Fee acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares redeemed. However, the redemption fee will not apply to redemptions of shares acquired through the reinvestment of dividends or distributions. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs the Fund may incur due to excess short-term trading in the Fund. To calculate the redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being redeemed. Under this method, the date of redemption or exchange will be compared with the earliest date shares were acquired for the account. The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.

 Receiving   By check, mailed to the address listed on your registration form                 No charge
 your money  By check, via overnight delivery to the address listed on your registration form $15
             Wired to the authorized bank account listed on your registration form            $10


  Signature   A signature guarantee--which is different from a notarized
  Guarantees  signature--is a warranty that the signature presented is genuine. You can obtain a signature guarantee from most banks, brokerage firms and savings institutions where you have an account. Be sure to ask for a "New Technology" Medallion
              Signature Guarantee Stamp. A notary public cannot provide a signature guarantee. A signature guarantee is required for the signature of each person in whose name the account is registered.

  Other       The redemption requirements for corporations, other
  Account     organizations, trusts, fiduciaries, institutional investors and
  Types       Individual Retirement Accounts (IRAs) may be different from those for regular accounts. For more information please call
              1-800-221-5519.

  Online      You may access your account, conduct transactions, and view
  Services    statements online by signing up for Online Services. After opening an account, visit www.greencentury.com and click on
              "Access My Account." On the login screen, click "Request a PIN"
              and follow the instructions given on the website. The Funds will process your request and mail you a temporary Personal
              Identification Number (PIN) that you can use to access your account. Once online, you can change your PIN to one of your choosing.

 You also have the option of selecting electronic delivery of your account statements, shareholder reports and other documents. If you would like to receive documents electronically, log on to your account at www.greencentury.com and click "Receive Your Account Statements Electronically," then follow the instructions. If you opt for electronic document delivery, you will automatically receive an e-mail letting you know when documents are available.

 If you have questions about online services, call 1-800-221-5519. For technical assistance with online services, call our Web Support line at 1-877-595-7183.

TRANSACTION INFORMATION

Purchases by Check. Checks must be made payable to the Green Century Balanced Fund or the Green Century Equity Fund (or to the Green Century Funds). No third party checks will be honored. Checks also must be drawn on or payable through a U.S. bank and be in U.S. dollars. No cash deposits, travelers checks, credit card checks, money orders or counter checks will be accepted. Cashier's checks will be accepted only for amounts over $10,000. If you purchase shares with a check that is returned due to insufficient funds, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction.

Customer Identification Verification Procedures. Federal law requires all financial institutions, including the Green Century Funds, to obtain, verify and record information that identifies each person who opens an account. In order to open a new account, the Funds will ask you for your name, street address, date of birth, and Social Security or Tax Identification Number. If the Funds or their Transfer Agent do not have a reasonable belief as to the identity of a customer, the account may be rejected or the shareholder may be blocked from conducting further transactions on the account in accordance with applicable law until such information is received in good order. The Funds also reserve the right to close an account within 20 business days of the date the account was opened at the net asset value of the Fund on the day the account is closed if clarifying information or documentation as to the identity of the shareholder is not received. The Funds further reserve the right to close an account if, in the opinion of the Funds or their Transfer Agent, the account is suspected of being opened for fraud or money laundering purposes. The Funds or their Transfer Agent will correspond with the prospective shareholders advising them of the reasons their account has been rejected and what, if any, information as required by the USA PATRIOT Act is necessary to allow the account to be accepted.

Account Information Changes. To change the address on an account, you may call the Green Century shareholder services office at 1-800-221-5519 or send Green Century the information in writing as described below. To change any other information regarding an account (including a change of beneficiary or change in the automatic investment plan), you must send Green Century this information in writing. Please mail the new information to: Green Century Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Include your Green Century account number, your name, address, signature and phone number, along with the new information. If you prefer, you may fax this information to: Green Century Funds, 317-266-8756. You may confirm receipt of this information by calling the Green Century shareholders services office at 1-800-221-5519.

Large Redemptions. If during any 90-day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's assets if that percentage is less than $250,000), the Funds reserve the right to pay all or part of the redemption proceeds in-kind, that is, in securities rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.

Confirmation of Transactions. All purchases and redemptions will be confirmed promptly. Usually a confirmation of your purchase or sale of Fund shares will be mailed on the business day following receipt of your instructions.

Share Price Calculation. Once each day that the New York Stock Exchange is open for trading, the share price for each Fund is calculated. This is the Fund's Net Asset Value (the NAV). Because the Green Century Funds are no-load, this is also the offering price at which each Fund share is sold. Shares are purchased and/or sold at the next share price calculated after your order is received in good form.

All purchase and redemption requests received in good order by the Funds' transfer agent are executed, without a sales charge, at the next-determined net asset value. Reinvested dividends receive the net asset value as of the ex-dividend date. Note however that if you redeem shares within 60 days of purchase, a 2% redemption fee will be charged. For additional information, see How to Sell Shares (Redemptions) on page 14.

Processing Time. When you redeem, the Funds will normally send your redemption proceeds on the next day the New York Stock Exchange is open for trading following the receipt of your redemption request in good order, but may take up to seven days, or longer in the following cases:

   Shares Recently Purchased By Check. If you purchase shares by check and redeem them by any method within 15 days of purchase, the Funds will release your redemption proceeds when your check clears. It is possible, although unlikely, that this could take up to 15 days. If you purchase shares by Federal funds wire, you may avoid this delay.


   Shares Recently Purchased by Cashier's Check. If you purchase shares by a cashier's check, the Funds will hold your redemption proceeds for fifteen business days following the purchase.



   Shares Purchased by Wire. If you open an account by wire, the Funds' transfer agent will not be able to process a redemption request until it has received your completed and signed registration form.


Tax Information. A redemption of shares, including an exchange into another Fund, is a sale of shares and may result in a gain or loss for income tax purposes. Please see below for additional information on Dividends and Taxes.

Social Security or Tax Identification Number. Please complete the Social Security or Tax Identification Number section of the Funds' registration form when you open an account. Federal tax law requires the Funds to withhold 28% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a Social Security or Tax Identification Number and certain other information or upon notification from the Internal Revenue Service or a broker that withholding is required. The Funds reserve the right to reject new account registrations without a Social Security or Tax Identification Number. The Funds also reserve the right to close, by redemption, accounts without Social Security or Tax Identification Numbers.


Telephone Transaction Liability. All shareholders may initiate transactions (except redemptions) by telephone. To redeem shares by telephone, you must elect this option in writing. See page 14 for further information. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered to be reasonable, including requesting a shareholder to provide information about the account. To the extent that the Funds fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds and/or their service contractors may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.


Policy on Market Timing. Frequent purchases, exchanges and redemptions of Fund shares (often referred to as market timing or short-term trading) may hurt Fund performance by disrupting the management of the Fund's portfolio and by increasing expenses. The Funds seek to discourage market timing and protect long-term shareholders through several methods. Pursuant to policies and procedures adopted by the Funds' Board of Trustees, these methods include:

  . imposing a 2.00% redemption fee on the redemption or exchange of shares held less than sixty days (for more information on the redemption fee, see page 15);

  . using "fair value" pricing when appropriate so that an investor cannot purchase, redeem or exchange Fund shares at a price that does not reflect the fair value of a Fund's portfolio;
  . monitoring shareholder account activity in order to detect patterns of frequent purchases, exchanges and sales, including those that appear to be made in response to short-term fluctuations in share price or in order to improperly avoid the imposition of the redemption fee; and
  . reserving the right to restrict or reject, limit, delay, or impose other conditions on, any exchange or purchase or to close a shareholder account based on a suspected history of market timing or if any particular transaction may adversely affect the interests of a Fund or its shareholders.

The Funds and Green Century Capital Management seek to apply the above fees and restrictions uniformly and will not waive them for any account. Neither the Funds nor Green Century Capital Management will enter into any arrangements to permit market timing in the shares of the Funds.

Although the Funds seek to use these methods to detect and prevent abusive short-term trading in all accounts, the Funds may not be able to collect the redemption fee or monitor short-term transactions in omnibus accounts, especially without the assistance of the financial intermediary in whose name the account is held (a broker-dealer or retirement plan, for example). Because the Funds may not be able to detect all instances of market timing, particularly in omnibus accounts and where an investor may attempt to conceal its identity, the Funds cannot guarantee that they will be able to deter all instances of market timing or entirely eliminate short-term trading in shares of the Funds.

Reservations. Each Fund may stop offering its shares for sale at any time and may reject any order for the purchase or exchange of shares. Each Fund may also modify the conditions of purchase at any time. Each Fund reserves the right to waive the minimum investment requirements; accounts opened with less than the minimum required amount may be subject to the minimum balances provisions. (See page 15). Each Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. If a Fund suspends telephone redemption privileges, or if you have trouble getting through on the phone, you will still be able to redeem your shares by mail.

SHAREHOLDER ACCOUNT STATEMENTS

Shareholders will receive quarterly statements showing all account activity during that quarter, including dividends. Additional purchases and redemptions will be confirmed promptly, usually as of the next business day after the purchase or redemption request is received. The Green Century Funds will send you detailed tax information on the amount and type of their dividends and distributions each year.

DIVIDENDS AND TAXES

The Funds normally declare and pay income dividends, if any, semi-annually in June and December and distribute net capital gains, if any, once a year in December. Each Fund intends to distribute substantially all of its income and net capital gains.

You may opt to receive distributions in cash (via check) or have them reinvested in additional shares of the Funds. Dividends and capital gain distributions are automatically reinvested unless you request otherwise. If you invest in an Individual Retirement Account (IRA), all dividends and capital gains distributions must be reinvested; however, if you are over 59 1/2 years old, distributions from IRA accounts may be paid to you in cash (via check).

The following discussion is very general. You may wish to consult a tax adviser regarding the effect that an investment in a Fund may have on your own tax situation.

Taxability of Distributions. As long as a Fund qualifies for treatment as a regulated investment company (which each has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

Unless you hold your shares in a tax-exempt account (including a retirement account such as an IRA) you will normally have to pay federal income taxes, and any state or local taxes, on distributions you receive from a Fund, whether you take the distributions in cash or have them reinvested in additional shares. Non-corporate shareholders may be taxed at reduced rates on distributions designated by a Fund as "qualified dividend income". "Qualified dividend income" generally is income derived from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. Distributions designated as capital gain dividends are taxable as long-term capital gains without regard to the length of time you have held your shares. Other distributions are generally taxable as ordinary income. Distributions derived from interest on U.S. Government securities (but not distributions of gain from sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions by a Fund will reduce that Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2005 through 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Prospective investors in a Fund should read that Fund's account registration form for additional information regarding backup withholding of federal income tax.

Taxability of Transactions. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

VALUATION OF SHARES

The net asset value per share of each Green Century Fund is computed by dividing the value of each Fund's total assets, less its liabilities, by the total number of shares outstanding.

To determine the value of its assets, the Balanced Fund typically uses the current market price of the securities it holds. When a market price is not available, or when the Balanced Fund has reason to believe that the price does not reflect market realities, the Balanced Fund may value securities instead by using methods approved by the Board of Trustees. In such a case, the Balanced Fund's value for a security may be different from quoted market values. Because the Green Century Balanced Fund invests primarily in the stocks and bonds of U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Fund would use fair value pricing. The Fund may use fair value pricing if, for example, the exchange on which a portfolio security is principally traded closes early, trading in a particular security is halted during the day and does not resume prior to the time the Fund calculates its NAV, a portfolio security is thinly traded or a security's issuer is in default or bankruptcy proceedings. To determine the value of its assets, the Equity Fund uses the value of its interest in the Index Trust which is determined based on the current market value of the securities held by the Index Trust less its liabilities times the percentage which represents the Fund's share of the Index Trust. The Funds' Statement of Additional Information includes a description of the circumstances in which the Index Trust's investments would be valued using fair value pricing and the effects of using fair value pricing.

The net asset value per share of each Fund is determined every business day as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time). For share prices 24 hours a day, call 1-800-221-5519.

SHARES AND VOTING RIGHTS

As with other mutual funds, investors purchase shares when they invest money in a Fund. Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a Fund's income and capital gain distributions
  . Cast one vote per share on certain Fund matters, including the election of the Funds' trustees and changes in fundamental policies.

The Funds are not required to hold annual meetings and, to avoid unnecessary costs, do not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, the Funds will send you proxy materials that explain the issues to be decided and include instructions on voting.

 ORGANIZATION AND MANAGEMENT OF THE GREEN CENTURY FUNDS


This section provides details on how the Funds are organized and who manages the Funds.

The Green Century Funds were organized on July 1, 1991 as a Massachusetts business trust. The Green Century Funds are a diversified open-end management investment company, a mutual fund. The Funds are governed by a Board of Trustees which meets regularly to review the Funds' investments, performance, expenses, environmental criteria, compliance with laws and regulations governing mutual funds and other business affairs. The Index Trust is governed by its Board of Trustees.

THE GREEN CENTURY BALANCED FUND

Investment Adviser. Green Century Capital Management, 29 Temple Place, Suite 200, Boston, Massachusetts 02111, is the investment adviser for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. Green Century Capital Management's role is to ensure that the Balanced Fund's investment objective and environmental and investment policies are accurately and effectively implemented. Green Century Capital Management has served as investment adviser and administrator for the Balanced Fund since the commencement of operations of the Balanced Fund.


Subadviser. Trillium Asset Management Corporation (Trillium or the Subadviser), 711 Atlantic Avenue, Boston, Massachusetts 02111, serves as the Subadviser for the Balanced Fund. Trillium conducts the day-to-day investment management for the Fund consistent with the guidelines set by Green Century Capital Management. Trillium uses fundamental security analysis of each investment. This rigorous approach is complemented with quantitative and technical analyses that rank a large group of securities based on several factors.





Trillium, an employee-owned and majority women-owned company, has managed investments in environmentally and socially responsible companies since 1982. In 1997, Progressive Securities Corporation of Boston purchased thirty percent of the equity of Trillium, in the form of preferred stock. As of September 30, 2005, Trillium had $929 million in assets under management. Trillium is paid by the Adviser (not the Fund).



A team of three portfolio managers at Trillium assumed responsibility for day-to-day portfolio management of the Balanced Fund on November 28, 2005. Adam Seitchik, a CFA with a Ph.D. in Economics, is the lead portfolio manager and is responsible for the overall coordination and management of the Balanced Fund's portfolio. Eric Becker, CFA, serves as a backup portfolio manager and provides additional equity analysis. Cheryl Smith, a CFA with a Ph.D. in Economics, also serves as a backup manager and provides fixed income analysis. The Statement of Additional Information contains additional information about Mr. Seitchik, Mr. Becker and Ms. Smith, their compensation, other accounts they manage, and their ownership of shares of the Balanced Fund.



Prior to November 28, 2005, Adams Harkness Asset Management, Inc. (Adams), 99 High Street, Boston, MA 02110, served as the Subadviser for the Balanced Fund. Mr. Jackson Robinson served as the day-to-day portfolio manager of the Fund from July 1, 1995 to November 27, 2005.



A discussion regarding the basis of the Board of Trustees' approval of the continuance of the Balanced Fund's Investment Advisory Agreement with Green Century Capital Management and approval of the Investment Subadvisory Agreement with Trillium is available in the Statement of Additional Information.

Fees. For the services Green Century Capital Management and Adams provided to the Balanced Fund during the fiscal year ended July 31, 2005, they received a total of 0.75% of the average daily net assets of the Fund.


THE GREEN CENTURY EQUITY FUND AND THE INDEX TRUST


Investment Manager. Domini Social Investments LLC, 536 Broadway, New York, New York 10012 (DSIL) provides investment supervisory services, operational support and administrative services to the Index Trust. DSIL was organized in April, 1997. It was formed by principals of KLD, the former investment adviser for the Index Trust, and other investment company and marketing professionals.

Investment Submanager. SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111 (SSgA) provides investment submanagement services to the Index Trust on a day-to-day basis. SSgA determines what securities shall be purchased, sold or exchanged to track the composition of the Index. SSgA does not determine the composition of the Index.

SSgA is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of September 30, 2005, SSgA had approximately $101 billion in assets under management. SSgA is paid by DSIL (not by the Index Trust or the Equity Fund.)



The Index Trust is submanaged by a team of investment professionals from SSgA's Global Structured Products Group including David Chin, Heather McGoldrick, Michael Feehily, Karl Schneider and James May.


David Chin has been a principal of SSgA and State Street Global Advisors since he joined State Street in 1999. He is responsible for managing both U.S. and international funds. Prior to joining State Street Global Advisors, Mr. Chin was a product analyst in the Analytical Services Group at Frank Russell Company. He has been working in the investment management field since 1992.



Heather McGoldrick has been a principal of SSgA and State Street Global Advisors since she joined State Street in 1991. Prior to assuming portfolio management responsibilities in 2003, Ms. McGoldrick was also a Product Engineer. Her responsibilities include portfolio management, product development and research.



Michael Feehily, CFA, has been a principal of SSgA and State Street Global Advisors since he joined State Street in 1992. He is head of the U.S. Equity Team within the Global Structured Products Team. Mr. Feehily is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors.



Karl Schneider has been a principal of SSgA and State Street Global Advisors since he joined State Street in 1996. He manages a variety of the firm's domestic and international passive funds.



James May, CFA, has been a principal of SSgA and State Street Global Advisors since he joined State Street in 1991. He manages a variety of portfolios benchmarked to indexes including MSCI, Standard & Poor's and Russell.



Mr. Chin, Mr. Feehily, Mr. Schneider and Mr. May have served on the portfolio management team for the Index Trust since 2000. Ms. McGoldrick has served on the team since 2003.


The Statement of Additional Information contains additional information about these investment professionals, their compensation, other accounts they manage, and their ownership of shares of the Equity Fund.

A discussion regarding the basis of the Domini Social Trust Board of Trustees' approval of the continuance of the Index Trust's Management and Submanagement Agreements with DSIL and SSgA, respectively, is available in the Equity Fund's Annual Report to shareholders for the fiscal year ended July 31, 2005.


Fees. For services DSIL and SSgA provided to the Index Trust during the fiscal year ended July 31, 2005, they received a total of 0.20% of the average daily net assets of the Index Trust, after waivers.


THE GREEN CENTURY FUNDS

Administrator. Green Century Capital Management serves as the Administrator of the Green Century Funds. Green Century Capital Management pays all the expenses of each Fund except the Index Trust's expenses; the Balanced Fund's investment advisory fees; any Distribution Plan fees; interest, taxes, brokerage costs and other capital expenses; expenses of the non-interested Trustees of the Funds (including counsel fees); and any extraordinary expenses.

For its services, the Administrator received annual fees of 1.38% of the Balanced Fund's average daily net assets and 1.28% of the Equity Fund's average daily net assets for the Funds' most recent fiscal year.

Subadministrator. UMB Fund Services, Inc. (UMBFS) serves as the subadministrator of the Funds. UMBFS is responsible for conducting certain administrative services for the Funds subject to the direction of Green Century Capital Management. UMBFS receives a fee from the Administrator (not the Funds). UMBFS and its affiliates provided administration, fund accounting, transfer agent and/or distribution services to 39 clients representing $83.7 billion in assets as of September 30, 2005.

Distributor and Distribution Plan. UMB Distribution Services, LLC, an affiliate of UMBFS, serves as the Distributor of the shares of the Funds. The Board of Trustees of Green Century has adopted a Distribution Plan for the Balanced Fund in accordance with Rule 12b-1 after determining that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Balanced Fund pays a distribution fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the expenses of your investment and may cost you more than paying other types of sales charges.

Transfer Agent. Unified Fund Services, Inc. (Unified) is the transfer agent and shareholder services provider for the Green Century Funds. As of September 30, 2005, Unified provided services to 167 mutual fund portfolios representing over $7.2 billion in assets.

Custodian. Investors Bank & Trust Company (IBT) is the custodian for the Green Century Funds and the Index Trust. As of September 30, 2005, IBT had approximately $1.7 trillion in assets under custody and maintained relationships with approximately 500 investment advisers.

Independent Registered Public Accounting Firm. KPMG LLP is the Independent Registered Public Accounting Firm of the Green Century Funds and the Index Trust.

 ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


This section provides a detailed description of the Funds' investment objectives, strategies and risks. The Statement of Additional Information provides further information regarding the investment objectives, policies and risk factors of the Funds.

THE GREEN CENTURY BALANCED FUND


The Green Century Balanced Fund's investment objective is to provide capital growth and income from a diversified portfolio of stocks and bonds which meet the Fund's standards for corporate environmental responsibility.



In determining equity investments for the Balanced Fund, the Fund's Subadviser uses a "growth at a reasonable price" investing style. The Fund invests in the common stock of companies, across a range of capitalizations, that the Subadviser believes have superior earnings growth prospects and whose stock prices, in the Subadviser's opinion, do not accurately reflect the companies' value. The Balanced Fund may also invest in companies that the Subadviser believes do not have particularly strong earnings histories, but do have other attributes that may contribute to accelerating growth in the foreseeable future.



The Subadviser's equity investment process begins with an economic and environmental analysis of a universe of approximately 5000 publicly traded companies. From this universe, the Subadviser primarily selects stocks of companies that it believes make a positive contribution to an environmentally sustainable future based on the Fund's environmental criteria. Stocks are then considered for the Fund's portfolio only after the Subadviser performs a rigorous financial analysis.



The Subadviser uses multi-factor proprietary models that consider a variety of quantitative measures, including price/earnings and price/cash flow ratios, to rank the stocks by sector based on value, growth potential, and expected price volatility. The Subadviser uses these quantitative measurements in combination with in-house and third-party research to identify companies that appear to possess superior earnings growth prospects and whose stock prices, in the Subadviser's opinion, do not accurately reflect the companies' value. The Subadviser then focuses on those companies that, over a period of several years, appear to have the ability to grow at above average rates within their industries. The Subadviser then selects stocks considering diversification by sector and expected risk and attractiveness of valuation relative to prospective return. The Subadviser believes that portfolio turnover should be managed carefully.



The Subadviser monitors the companies in the Balanced Fund's portfolio to determine if there have been any fundamental changes in the companies or changes in the companies' environmental records and policies. The Subadviser also regularly analyzes price/earnings ratios, price/cash flow ratios, and other quantitative measures to monitor stock price movements and help determine whether to sell a stock in the Fund's portfolio. The Subadviser may sell a stock if, among other factors:



  . It subsequently fails to meet the Fund's investment criteria or becomes overvalued relative to the long-term expectation for its stock price


  . The balance between the stock's expected return and its contribution to the risk of the portfolio deteriorates or a more attractively priced company is identified

  . Changes in national economic conditions, such as interest rates, unemployment, and productivity levels, prompt a change in industry sector allocation for the Fund's portfolio


  . The company's positive environmental attributes turn negative and dialogue and shareholder engagement fail to change the company's policies



In general, fixed income securities are included in the Fund's portfolio to modulate the Fund's overall level of investment risk and exposure to business, economic, and interest rate trends. Fixed income investments are evaluated using the same environmental criteria as those employed for equity investments. Issuer-specific financial evaluation of fixed income investments focuses on a company's cash flow, interest rate coverage, and other measures of its ability to meet its future income and principal repayment commitments. In addition, each fixed income investment is evaluated with respect to its credit quality and its overall exposure to interest rate risk.



The Balanced Fund's assets may be invested in: domestic and foreign common stock, preferred stock and other equity securities, exchange traded funds, bonds and other fixed income securities, Certificates of Deposit, promissory notes, floating rate obligations, and money market instruments, in each case, compatible with the Fund's commitment to environmental responsibility. The other fixed income securities in which the Fund may invest include: U.S. Government securities, mortgage-backed securities, and zero coupon securities. The Fund may also engage in writing and purchasing options on portfolio securities. The Fund may invest in equity index and bond futures in an effort to reduce risk or increase market exposure, but not to create exposure greater than the value of underlying assets held in the Fund. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will generally invest at least 25% of its net assets in fixed income securities (bonds). The Fund may not invest more than 75% of its net assets in equity securities (stocks). For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash and other money market and short-term instruments. Any such temporary defensive investing will also comply with the Fund's environmental criteria. The effect of taking such a position is that the Fund may not achieve its investment objective.


Zero Coupon Securities. The Balanced Fund may invest in zero coupon securities which do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

High Yield Debt Securities. The Balanced Fund may invest up to 35% of its net assets in fixed income securities that, at the time of the investment, are either rated CCC or higher by S&P or Caa or higher by Moody's or, if not rated, considered to be of equivalent quality by the Subadviser of the Balanced Fund. The Statement of Additional Information provides a description of bond rating categories. Below investment grade securities (those rated below BBB by S&P or Baa by Moody's or their equivalent) are commonly referred to as "junk bonds." As of July 31, 2005, 22.40% of the net assets of the Balanced Fund were invested in below investment grade securities.

While these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. Generally, they are considered to be predominantly speculative regarding, and more dependent on, the issuer's ability to pay interest and repay principal. Such inability (or perceived inability) would likely lessen the value of such securities, which could lower the Fund's net asset value per share. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Other potential risks associated with investing in high-yield securities include: heightened sensitivity of highly-leveraged issuers to adverse economic changes and individual-issuer developments; subordination to the prior claims of other creditors; adverse publicity and changing investor perceptions about these securities; and generally less liquid markets. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal and interest on its holdings. Because of the associated risks, successful investments in high-yield, high-risk securities are more dependent on the Subadviser's credit analysis than generally would be the case with investments in investment grade securities.

Many corporate high yield bonds are issued pursuant to Rule 144A under the Securities Act of 1933 and therefore are subject to the Fund's restriction that no more than 15% of the Fund's net assets can be invested in illiquid securities.

Repurchase Agreements. As a means of earning income for periods as short as overnight, the Balanced Fund may enter into repurchase agreements with selected banks and broker-dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund's investment objective is to achieve long-term total return which matches the performance of the Index, an index of stocks of 400 companies selected by using social and environmental criteria. It invests substantially all of its assets in the Index Trust, a diversified portfolio of 400 common stocks. Since the investment characteristics of the Equity Fund will correspond to those of the Index Trust, the following is a description of the Index Trust's investment policies.

The Index Trust invests substantially all of its assets in the common stocks comprising the Index, developed and maintained by KLD. The Index Trust is comprised of the common stocks of approximately 400 companies and seeks to exclude corporations with poor environmental and social records. In constructing the Index, KLD first considers companies' environmental and social records. KLD also seeks to maintain a broad representation of industries in the Index, although certain industry sectors will be excluded entirely based on the social criteria. KLD may also exclude from the Index companies which are in bankruptcy or which KLD believes may soon be bankrupt. The weightings of the stocks comprising the Index are based upon market capitalization. To keep portfolio turnover low and to more accurately reflect the performance of the market, the Index is maintained using a "buy and hold" strategy. KLD may however remove a company from the Index if it has been acquired by another company, if it is no longer financially viable, or because its social profile has deteriorated. The criteria used in developing and maintaining the Index involve subjective judgment by KLD. The Index Trust is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index.

The Index Trust may invest cash reserves in high quality short-term debt securities issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements provided that the issuer satisfies KLD's social criteria. The Index Trust's policy is to hold its assets in such securities pending readjustment of its holdings of stocks comprising the Index and in order to meet anticipated redemption requests. The Index Trust may also invest in such securities for temporary defensive purposes. This may adversely affect the Index Trust's performance.

The Index Trust buys and sells stocks periodically so that its holdings will correspond, to the extent reasonably practicable, to the Index. The timing and extent of adjustments in the holdings of the Index Trust, and the extent of the correlation of the holdings of the Index Trust with the Index, reflects the judgment of the Index Trust's submanager as to the appropriate balance between the goal of correlating the holdings of the Index Trust with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions from the Index Trust. To the extent practicable, the Index Trust will seek a correlation between the weightings of securities held by the Index Trust and the weightings of the securities in the Index of 0.95 or better. A figure of 1.00 would indicate a perfect correlation. The Index Trust's ability to duplicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Index Trust as well as the Index Trust's expenses.

THE MASTER-FEEDER INVESTMENT FUND STRUCTURE

Unlike other mutual funds which directly manage their own portfolio securities, the Equity Fund seeks to achieve its investment objective by investing all of its investable assets in the Index Trust, a portfolio of the Domini Social Trust, a separate registered investment company. The Index Trust has the same investment objective as the Equity Fund. Other mutual funds or institutional investors may also invest in the Index Trust on the same terms and conditions as the Equity Fund and pay a proportionate share of the Index Trust's expenses. However, the other investors may sell their shares at different prices than the Equity Fund due to variations in sales commissions and operating expenses; these differences may result in differences in returns experienced by investors in the different funds that invest in the Index Trust. Such differences in returns are also present in other mutual fund structures.

The Equity Fund may withdraw its investment from the Index Trust if the Board of Trustees of Green Century determines that it is in the best interest of the Equity Fund's shareholders to do so. The Board of Trustees would then consider what action might be taken, including the investment of the assets of the Equity Fund in another pooled investment entity having the same investment objective as the Equity Fund or the retention of an investment adviser to manage the Equity Fund's assets.

THE GREEN CENTURY FUNDS


Foreign Securities. While both Funds and the Index Trust emphasize investment in U.S. companies, they may also invest in foreign securities. The Balanced Fund may invest up to 25% of its assets in foreign securities of the same types as the domestic securities in which the Fund may invest. The Funds may also invest in American Depository Receipts ("ADRs") and the Balanced Fund may invest in Global Depository Receipts ("GDRs") with respect to such foreign securities. The Balanced Fund may also invest in certificates of deposit issued by foreign banks, foreign and domestic branches of U.S. banks, obligations issued or guaranteed by foreign governments or political subdivisions thereof, and corporate bonds denominated in dollars but issued by foreign companies.


Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments;

nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). Any foreign investments must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Portfolio Turnover. Purchases and sales are made for a portfolio whenever necessary, in management's opinion, to meet its investment objective. Higher levels of activity result in higher transaction costs and may also result in higher taxable capital gains distributions to shareholders. The Balanced Fund's portfolio turnover rate for the fiscal years ended July 31, 2003, 2004 and 2005 were 94%, 81% and 86% respectively.

Frequent changes in the Index Trust's holdings may result from the policy of attempting to correlate the Index Trust's securities holdings with the composition of the Index. The annual portfolio turnover rates of the Index Trust for the fiscal years ended July 31, 2003, 2004 and 2005 were 8%, 8% and 9% respectively.

Investment Restrictions. As a matter of fundamental investment policy which cannot be changed without shareholder approval, no more than 25% of the value of each Fund's and the Index Trust's assets may be invested in any one industry (excluding U.S. Government securities) although the Equity Fund will invest all of its assets in the Index Trust, and the Index Trust may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Index. An industry must represent 25% or more of the Index before the Index Trust may invest more than 25% of its assets in that industry. If the Index Trust were to concentrate its investments in a single industry, the Index Trust and the Equity Fund would be more susceptible to risks associated with that industry than would a fund which was not so concentrated. In addition, as a matter of fundamental policy, the Equity Fund will invest all of its assets (either directly or through the Index Trust) in one or more of: (i) stocks comprising an index of securities selected applying social and environmental criteria (currently the Index), (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. These fundamental policies cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended) of the Funds and the Index Trust. For further information on fundamental and non-fundamental policies and restrictions, see the Statement of Additional Information.

The investment objective of the Balanced Fund is not fundamental and may be changed without the approval of the shareholders. The investment objectives of the Equity Fund and the Index Trust also are not fundamental and may be changed without the approval of the shareholders or investors if written notice is provided to shareholders thirty days prior to implementing the change. Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. Except as stated otherwise, all investment guidelines, policies and restrictions described here and in the Statement of Additional Information are non-fundamental.

Portfolio Holdings Disclosure. The Funds have adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by each of the Funds. The Policies and Procedures for the Disclosure of the Green Century Funds' Portfolio Holdings is included in the Statement of Additional Information.

 FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, whose reports, along with the Funds' financial statements, are included in the Funds' Annual Report which is available upon request.

Green Century Balanced Fund Financial Highlights

                                                                   For the Years Ended July 31,
                                                          --------------------------------------------
                                                            2005     2004     2003     2002      2001
Net Asset Value, beginning of year....................... $ 14.11  $ 13.88  $ 10.30  $ 15.94   $ 23.56
                                                          -------  -------  -------  -------   -------
Income from investment operations:
  Net investment income..................................    0.05     0.12     0.16     0.14      0.10
  Net realized and unrealized gain (loss) on investments.    2.42     0.23     3.59    (5.66)    (4.10)
                                                          -------  -------  -------  -------   -------
  Total increase (decrease) from investment operations...    2.47     0.35     3.75    (5.52)    (4.00)
                                                          -------  -------  -------  -------   -------
Less dividends and distributions:
  Dividends from net investment income...................   (0.06)   (0.12)   (0.17)   (0.12)    (0.11)
  Distributions from net realized gains..................      --       --       --       --     (3.51)
                                                          -------  -------  -------  -------   -------
Total decrease from dividends and distributions..........   (0.06)   (0.12)   (0.17)   (0.12)    (3.62)
                                                          -------  -------  -------  -------   -------
Net Asset Value, end of year............................. $ 16.52  $ 14.11  $ 13.88  $ 10.30   $ 15.94
                                                          =======  =======  =======  =======   =======
Total return.............................................   17.41%    2.49%   36.83%  (34.80)%  (19.19)%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)..................... $62,449  $50,398  $71,306  $36,225   $63,654
  Ratio of expenses to average net assets................    2.38%    2.37%    2.44%    2.39%     2.35%
  Ratio of net investment income to average net assets...    0.35%    0.71%    1.51%    0.95%     0.60%
  Portfolio turnover.....................................      86%      81%      94%      70%       91%

Green Century Equity Fund Financial Highlights

                                                                        For the Years Ended July 31,
                                                               ---------------------------------------------
                                                                 2005     2004      2003     2002      2001
Net Asset Value, beginning of year............................ $ 18.18  $ 16.45   $ 14.85  $ 20.84   $ 26.42
                                                               -------  -------   -------  -------   -------
Income from investment operations:
  Net investment income (loss)................................    0.12       --      0.01    (0.05)    (0.11)
  Net realized and unrealized gain (loss) on investment.......    1.72     1.74      1.59    (4.62)    (4.66)
                                                               -------  -------   -------  -------   -------
  Total increase (decrease) from investment operations........    1.84     1.74      1.60    (4.67)    (4.77)
                                                               -------  -------   -------  -------   -------
Less dividends and distributions:
  Dividends from net investment income........................   (0.11)   (0.01)       --       --        --
  Distributions from net realized gains.......................      --       --        --    (1.32)    (0.81)
                                                               -------  -------   -------  -------   -------
Total decrease from dividends and distributions...............   (0.11)   (0.01)       --    (1.32)    (0.81)
                                                               -------  -------   -------  -------   -------
Net Asset Value, end of year.................................. $ 19.91  $ 18.18   $ 16.45  $ 14.85   $ 20.84
                                                               =======  =======   =======  =======   =======
Total return..................................................   10.10%   10.61%    10.77%  (23.67)%  (18.34)%
Ratios/Supplemental data:
  Net assets, end of year (in 000's).......................... $35,383  $33,152   $29,347  $27,387   $35,037
  Ratio of expenses to average net assets.....................    1.50%    1.50%     1.50%    1.50%     1.50%
  Ratio of net investment income (loss) to average net assets.    0.64%   (0.01)%    0.05%   (0.26)%   (0.51)%
  Portfolio turnover (a)......................................       9%       8%        8%      13%       19%
(a) Represents portfolio turnover for the Index Trust.

INVESTMENT ADVISER (Balanced Fund) AND ADMINISTRATOR
Green Century Capital Management, Inc.
29 Temple Place
Boston, MA 02111
1-800-93-GREEN
www.greencentury.com
email: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management Corporation




711 Atlantic Avenue


Boston, MA 02111


INVESTMENT MANAGER (Index Trust)
Domini Social Investments LLC
536 Broadway
New York, NY 10012

INVESTMENT SUBMANAGER (Index Trust)
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004
SUBADMINISTRATOR and DISTRIBUTOR
UMB Fund Services, Inc. (Subadministrator)
UMB Distribution Services, LLC (Distributor)
803 West Michigan Street, Suite A
Milwaukee, WI 53233

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204-1806

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110
--------------------------------------------------------------------------------

                   TO INVEST AND FOR ACCOUNT CORRESPONDENCE:
                              Green Century Funds
                                  PO Box 6110
                          Indianapolis, IN 46206-6110
                                1-800-221-5519

--------------------------------------------------------------------------------

A Statement of Additional Information about the Funds has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference in this prospectus. Additional information about the Green Century Funds' investments is available in the Funds' annual and semi-annual reports. The annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain free copies of any of these documents or to make shareholder inquiries, call 1-800-93-GREEN. Each of these documents is also available on our website at www.greencentury.com.

Fund reports, the Statement of Additional Information and other information about the Funds are also available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You may also visit the SEC's public reference room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-942-8090.

[LOGO] GREEN
       CENTURY
       FUNDS

811-06351
Printed on recycled paper with soy-based ink.

--------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION

November 18, 2005, as revised on November 28, 2005


                               GREEN CENTURY FUNDS

             29 Temple Place, Suite 200, Boston, Massachusetts 02111
--------------------------------------------------------
         Green Century Funds (the "Trust" or the "Funds" or "Green Century") offers two separate series (each, a "Fund"), each with its own investment objective. Each Fund pursues its respective investment objective through investments consistent with the Trust's commitment to environmental responsibility. The GREEN CENTURY BALANCED FUND (the "Balanced Fund") seeks capital growth and income from a diversified portfolio of stocks and bonds. The GREEN CENTURY EQUITY FUND (the "Equity Fund") seeks to provide its shareholders with long-term total return which matches the performance of the "Domini 400 Social IndexSM" (the "Social Index"), an index made up of the stocks of 400 companies selected using environmental and social criteria. The Equity Fund seeks to achieve its investment objective by investing all of its investable assets (the "Assets") in the Domini Social Index Trust (the "Index Trust"), a diversified open-end management investment company having the same investment objective as the Equity Fund. The Index Trust invests in the common stocks included in the Social Index. There can be no assurance that the investment objective of either Fund will be achieved.


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus dated November 18, 2005, as revised on November 28, 2005, a copy of which may be obtained from the Trust at the address noted above or by telephoning 1-800-93-GREEN. Terms used but not defined herein, but which are defined in the Prospectus, are used as defined in the Prospectus.


         The following are incorporated by reference to the Annual Report dated July 31, 2005, of Green Century Funds (File No. 811-06351) as filed with the Securities and Exchange Commission on October 6, 2005.

1.       Green Century Balanced Fund Portfolio of Investments
2.       Green Century Balanced Fund Statement of Assets and Liabilities
3.       Green Century Balanced Fund Statement of Operations
4.       Green Century Balanced Fund Statements of Changes in Net Assets
5.       Green Century Balanced Fund Financial Highlights
6.       Green Century Equity Fund Statement of Assets and Liabilities
7.       Green Century Equity Fund Statement of Operations
8.       Green Century Equity Fund Statements of Changes in Net Assets
9.       Green Century Equity Fund Financial Highlights
10.      Notes to Financial Statements
11.      Independent Registered Public Accounting Firm's Report
12.      Domini Social Index Trust Portfolio of Investments
13.      Domini Social Index Trust Statement of Assets and Liabilities
14.      Domini Social Index Trust Statement of Operations
15.      Domini Social Index Trust Statements of Changes in Net Assets
16.      Domini Social Index Trust Financial Highlights
17.      Domini Social Index Trust Notes to Financial Statements
18.      Independent Registered Public Accounting Firm's Report

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-93-GREEN or at www.greencentury.com.

         Table of Contents                                                  Page

         The Green Century Funds ........................................... 3

         Investment Objectives, Risks and Policies.......................... 3
         Investment Restrictions............................................19
         Trustees and Officers..............................................24
         Investment Advisers and Managers...................................38
         Administrator, Subadministrator, Transfer Agent and Custodian,
         and Expenses.......................................................52
         Distribution Plan..................................................55
         Financial Intermediaries ..........................................55
         Net Asset Value; Redemption in Kind................................57
         Income Taxes.......................................................60
         Description of Shares, Voting Rights and Liabilities...............64
         Portfolio Transactions and Brokerage Commissions...................66
         Portfolio Holdings Disclosure......................................70
         Independent Registered Public Accounting Firm......................70
         Additional Information.............................................70
         Financial Statements...............................................71
         Appendix A - Description of Securities Ratings.....................72
         Appendix B-1 - Green Century Capital Management Inc.
                                   Proxy Voting Policies and Procedures.....79

         Appendix B-2 - Domini Social Index Trust

                                   Proxy Voting Policies and Procedures.....89

         Appendix C - Policies and Procedures for the Disclosure of the Green

                                   Century Funds' Portfolio Holdings.......119

THE GREEN CENTURY FUNDS

The Green Century Funds is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 1, 1991.

INVESTMENT OBJECTIVES, RISKS AND POLICIES
--------------------------------------------------------

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Funds and the Index Trust.

                                  BALANCED FUND


         Repurchase Agreements--Repurchase agreements may be entered into for the Fund only with selected banks or broker-dealers. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase from the Fund the security sold to the Fund at a mutually agreed upon time and price. As such, repurchase agreements are viewed as the lending of money to the seller of the security. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value (which is marked to the market daily), including accrued interest, will be at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities will be made by the Fund only upon physical delivery or evidence of book entry transfer to the account of the Trust's custodian. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. If the seller of the security defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. The seller of the security may also fail to repurchase the obligations. Repurchase agreements are considered collateralized loans under the 1940 Act.

         A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund's net assets would be invested in such repurchase agreements together with any illiquid securities that the Fund may hold. The Balanced Fund has no current intention to invest more than 5% of its net assets in repurchase agreements.

         Certificates of Deposit--The Fund may invest in certificates of deposit of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars or the equivalent thereof) and certificates of deposit of smaller banks as described below. Although the Trust recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign bank or a foreign branch of a domestic bank. (See "Foreign Securities".)


         The Fund may also invest in certificates of deposit issued by banks, credit unions, and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of one billion dollars.


         When-Issued Securities-- The Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, the purchaser makes no payment to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Trust does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities and high-grade debt obligations equal in value to commitments for when-issued or forward delivery securities.


U.S. Government Agency Obligations--The Fund may invest in obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government (i.e., direct pass-through certificates of the Government National Mortgage Association ("GNMA")), some of which are supported by the right of the issuer to borrow from the U.S. Government (i.e., obligations of the Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (i.e., obligations of the Student Loan Marketing Association).

         Mortgage-Backed Securities and Mortgage Pass-Through Securities-- The Fund may also invest in mortgage-backed securities, which are securities that directly or indirectly represent an interest in an underlying pool or mortgage loans, made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

         Unscheduled or early payments on the underlying mortgage may shorten the securities' effective maturities and lessen their return potential. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities in the event of a decline in interest rates.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks, as well as market risks and financial risks. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Mortgage-backed securities that are guaranteed by the United States Government are guaranteed only as to the timely payment of principal and interest. The market value or yield of such securities are not guaranteed and may fluctuate. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. The twelve Federal Home Loan Banks own its stock. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.


         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans as well as Collateralized Mortgage Obligations ("CMOs") collateralized by either pools of conventional mortgage loans or by mortgage pass-through securities. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal and interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. The issuers of such securities may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund's investment adviser and investment subadviser determine that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


         Foreign Currencies--Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.


         Because the Balanced Fund may be invested in both U.S. and foreign securities markets, changes in the Fund's share price will not be perfectly correlated with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Fund may invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

         Floating Rate Obligations--Certain of the obligations that the Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but which vary with changes in specific market rates or indices, such as the London Interbank Offered Rate ("LIBOR") or the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.


         Because of the variable rate nature of such instruments, the yield of the Fund will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk to capital depreciation.


         Zero Coupon Securities--The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity, whether issued by the U.S. Treasury, by U.S. Government agencies, authorities, or instrumentalities, or by other foreign or U.S. issuers. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated (or "stripped") by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission ("SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified," or for any other purpose, under the 1940 Act.


         The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

         Equity Investments--Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from common stock. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.


         Debt Securities--The Fund may invest in debt securities of foreign and U.S. issuers. The Fund's debt investments may be selected on the basis of current income as well as capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk.


Risks Related to Lower-Rated Securities
         The Fund's investments in high yield, high-risk debt obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals or obtain additional financing may be impaired. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the investment adviser and investment subadviser) to evaluate or protect any real estate or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

         While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund's net asset value per share.

         There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rate could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

         The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

         If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

         In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result the Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.


         The ratings assigned by a rating agency evaluate the safety of lower-rated securities' principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the subadviser performs its own analysis of the issuers whose lower-rated securities the Fund holds. Because of this, the Fund's performance may depend more on the subadviser's credit analysis than is the case of mutual funds investing in higher-rated securities.


         Options on Securities--For hedging purposes and to increase income, the Balanced Fund may write (sell) covered (under SEC regulations) call and put options on individual securities and on stock indices and may engage in related closing transactions. Options trading is a highly specialized activity that entails greater than ordinary investment risks. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices; an appreciation limit on the securities set aside for settlement; losses caused by unanticipated market movements; and the Subadviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

         The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment adviser and investment subadviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Trust's Trustees.

         Options on Securities Indices--In addition to options on securities, the Fund may also purchase and write (sell) call and put options on securities indices. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the investment adviser and investment subadviser believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless its investment adviser and investment subadviser believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

         Options on Currencies--The Fund may write (sell) call and put options on currencies to increase gain and may purchase such options to hedge the value of securities the Fund holds or intends to buy. Purchased currency options may be denominated in a currency that is linked to the currency the Fund owns or may wish to purchase. This technique, referred to as "proxy hedging," involves the additional risk that the linkage between the currencies may be changed or eliminated.

         Futures Contracts--The Fund may enter into futures contracts on securities, currencies and indices which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. The Fund will do so to hedge against anticipated changes in securities values, as a substitute for the purchase or sale of securities or currencies or to enhance return.

         For bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it intends to buy, the Balanced Fund may enter into interest-rate, securities-index and currency futures contracts and may purchase and write put and call options on these futures contracts. Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may lose the expected benefit of futures transactions if securities prices or interest rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. This could limit the Fund's ability to hedge effectively against interest-rate and/or market risk and give rise to additional risks.

         To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

         The Fund may also purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC, or, consistent with CFTC regulations, on foreign exchanges.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the opinion of the Fund's Adviser and Subadviser, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

         While futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Unanticipated changes in securities values, interest rates or currency prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and the Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         The Fund will incur brokerage costs and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. In addition, the Fund is required to segregate assets, such as liquid securities and cash, in an amount equal to the value of the instruments underlying futures contracts and call options purchased and put options written by the Fund.

         Forward Currency Exchange Contracts--In an attempt to manage currency risk, the Balanced Fund may purchase and sell forward foreign currency exchange contracts, options on currencies and other currency instruments with respect to 5% of its assets. A forward currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         While the Fund will enter into forward and futures contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

         Combined Transactions--The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the investment adviser and investment subadviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

         Use of Segregated and Other Special Accounts--Options, futures and forward foreign currency transactions which obligate the Fund to provide cash, securities or currencies to complete such transactions will entail the Fund either segregating assets in an account with, or on the books of, the Custodian to the extent the Fund does not own the securities, or the securities denominated in the currency, which are the subject of the obligation, or otherwise "covering" the transaction as allowed under interpretive positions of the SEC. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate high-grade liquid debt obligations sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require the Fund to have portfolio securities that correlate with the index or to segregate such high-grade liquid assets. A put option written by the Fund also will require the Fund to segregate such high-grade liquid assets sufficient to cover the Fund's obligation to buy the securities covered by the put if the put is exercised.

         Except when the Fund enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, a forward foreign currency contract which obligates the Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in that currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless the Fund owns or maintains a segregated account consisting of the securities, cash or currencies which are the subject of the obligation as described above, the Fund will hold liquid assets in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. Rather than segregating assets in the case of an index-based transaction, the Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, the Fund, apart from its duty to segregate, must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require margin to the extent necessary to meet the Fund's commitments.

         In lieu of such procedures, such transactions may be covered by other means, consistent with applicable regulatory policies. The Fund may enter into certain offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.
         EQUITY FUND


         The Equity Fund seeks to achieve its investment objective by investing all its assets in the Index Trust, which has the same investment objective as the Equity Fund. The Index Trust seeks to achieve its investment objective by investing in the common stocks comprising the Social Index. The Equity Fund's policy is to invest at least 80% of its assets (either directly or through the Index Trust) in the stocks comprising the Social Index.

         In selecting stocks for inclusion in the Social Index:

         1. KLD Research & Analytics, Inc. ("KLD") evaluated, in accordance with the social criteria described in the Prospectus, each of the companies whose stocks comprise the Standard & Poor's 500(R) Index (the "S&P 500(R) Index "). If a company whose stock was included in the S&P 500(R) Index met KLD's social criteria and met its further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Social Index. As of July 31, 2005, of the 500 companies whose stocks comprised the S&P 500(R) Index, approximately 49.6% were included in the Social Index.

         2. The remaining stocks comprising the Social Index (i.e., those which are not included in the S&P 500(R) Index) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon its criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Social Index, industry sector weighting in the Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500(R) Index, and certain industry sectors will be excluded altogether.

         KLD may exclude from the Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent.

         The component stocks of the S&P 500(R) Index are chosen by Standard & Poor's Ratings Services ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange ("NYSE") common stock population, taken as the assumed model for the composition of the total market. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500(R) Index does not comprise the 500 largest companies listed on the NYSE. Not all stocks included in the S&P 500(R) Index are listed on the NYSE.

         Inclusion of a stock in the S&P 500(R) Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Equity Fund or the Index Trust. "S&P 500" is a trademark of S&P. A company which is not included in the S&P 500(R) Index may be included in the Social Index primarily in order to afford representation to an industrial sector which would otherwise be under-represented in the Social Index.

         The weightings of stocks in the Social Index are based on each stock's relative total market capitalization, (i.e., market price per share times the number of shares outstanding.) Because of this weighting, as of July 31, 2005 approximately 38.10% of the Social Index was comprised of the 20 largest companies in that Index.

         Both the Social Index and the S&P 500(R) Index calculate market capitalization on a "float-adjusted basis." This means that only the shares of company stock that are readily available in the public market will be used to calculate a company's market capitalization. Shares that are closely held by other publicly traded companies, control groups, or government agencies will be excluded from the calculation.

         The Index Trust intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Index Trust, and the extent of the correlation of the holdings of the Index Trust with the Social Index, will reflect the Index Trust's submanager's judgment as to the appropriate balance as between the goal of correlating its holdings with the composition of the Social Index and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. SSgA Funds Management, Inc. ("SSgA" or the "Submanager") is the Index Trust's Submanager. To the extent practicable, the Index Trust will seek a correlation between the weightings of securities held by the Index Trust to the weightings of the securities in the Social Index of 0.95 or better. The Board of Trustees of the Index Trust will receive and review, at least quarterly, a report prepared by the Submanager comparing the performance of the Index Trust with that of the Social Index, and comparing the composition and weighting of the Index Trust's holdings with those of the Social Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Equity Fund or the Index Trust, as the case may be, and that of the Social Index, or between the composition and weighting of the Index Trust's securities holdings with those of the stocks comprising the Social Index. If the correlation between the weightings of securities held by the Index Trust and the weightings of the stocks in the Social Index falls below 0.95, the Board of Trustees of the Index Trust will review with the Submanager of the Index Trust methods for increasing such correlation, such as through adjustments in securities holdings of the Index Trust. To the extent practicable, the Index Trust will attempt to be fully invested.

         The Index Trust reserves the right to temporarily use a different investment strategy for defensive purposes in response to extraordinary market conditions, economic factors, or other occurrences. This may adversely affect the Index Trust's performance and the Index Trust may not achieve its investment objective. Investors should note, however, that the Index Trust has not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future, even in the event of deteriorating market conditions.

         Securities Subject to Taxation: With respect to stocks of foreign issuers, the Index Trust does not purchase securities which the Index Trust believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Index Trust's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Index Trust's investments, the effect may be to reduce the income received by the Index Trust on such investments.

         Rule 144A Securities: The Equity Fund and the Index Trust may invest in certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A, as defined under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. Neither the Equity Fund nor the Index Trust has any current intention to invest in these securities.

         One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight.

         To the extent that liquid Rule 144A securities that the Equity Fund and the Index Trust holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Equity Fund's and the Index Trust's assets invested in illiquid assets would increase. The Manager and the Submanager will monitor the Equity Fund's and the Index Trust's investments in Rule 144A securities and will consider appropriate measures to enable the Equity Fund and the Index Trust to maintain sufficient liquidity for operating purposes and to meet redemption requests.

         Repurchase Agreements: The Index Trust may invest in repurchase agreements that are fully collateralized by securities in which the Index Trust may otherwise invest. A repurchase agreement involves the purchase of a security that later must be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the NYSE (or a subsidiary thereof)) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Index Trust may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the Index Trust could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Index Trust could experience a loss.

         Option Contracts: Although it has no current intention to do so, the Index Trust may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Index Trust or possible declines in the value of securities which are expected to be sold by the Index Trust. Generally, the Index Trust would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

         The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

         Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Index Trust would establish an option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Index Trust, and the Index Trust could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Index Trust's ability effectively to hedge its portfolio.

         Transactions by the Index Trust in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Index Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of Domini or the Submanager. An exchange, board of trade, or other trading facility may order the liquidation of positions found to be in excess of these limits and it may impose certain other sanctions.

         Short Sales: Although it has no current intention to do so, the Index Trust may make short sales of securities or maintain a short position, if at all times when a short position is open the Index Trust owns an equal amount of such securities, or securities convertible into such securities.

                          BALANCED FUND AND EQUITY FUND

         Foreign Securities--Diversification of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the United States economy, providing investment opportunities, although there can be no assurance that this will be true in the future. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

         Investors should recognize that investing in foreign securities involves certain risk factors, including those set forth below, which are not typically associated with investing in United States securities and which may affect the Funds' performance favorably or unfavorably. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than that in the United States market and, at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on portfolio transactions. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The investment advisers seek to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.


         The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") and, in the case of the Balanced Fund, Global Depositary Receipts ("GDRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership in the underlying securities. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally ADRs, in registered form, are designed for use in U.S. securities markets. GDRs are receipts issued in more than one country, evidencing ownership in underlying securities issued by a foreign company.

         Risks of Specialized Investment Techniques Abroad--The above described specialized investment techniques, when conducted abroad, may not be regulated as effectively as in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


         Lending of Portfolio Securities--Each Fund and the Index Trust may lend their securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the loan may be called at any time and the return of the securities loaned obtained within three business days; (3) each Fund or the Index Trust, as the case may be, will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Funds or the Index Trust, as the case may be.

         Each Fund and the Index Trust will earn income for lending their securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         In connection with lending securities, the Funds and the Index Trust may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Funds, the Index Trust, the investment adviser of the Funds or Index Trust, the investment subadviser of the Balanced Fund or the investment manager or submanager of the Index Trust.


         At the present time, the Balanced Fund has no intention to loan securities worth more than 5% of the Fund's assets.



INVESTMENT RESTRICTIONS
--------------------------------------------------------


         Each Fund and the Index Trust is operated under the following investment restrictions which are deemed fundamental policies and may be changed with respect to a Fund or the Index Trust only with the approval of the holders of a "majority of the outstanding voting securities" of the Fund or the Index Trust which, as defined in the 1940 Act and as used herein, means the vote of the lesser of (i) 67% or more of the "voting securities" of the Fund or the Index Trust present at a meeting, if the holders of more than 50% of the "voting securities" of the Fund or the Index Trust are present in person or represented by proxy; or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Index Trust outstanding interests, whichever is less. Whenever the Equity Fund is requested to vote on a matter pertaining to the Index Trust, the Trustees of the Equity Fund will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Equity Fund and vote the shares only in accordance with such instructions, or vote the shares held by the Equity Fund in the same proportion as the vote of all other holders of shares in the Index Trust.



                                  BALANCED FUND

         The Trust, on behalf of the Balanced Fund, may not:


         (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Non-Fundamental Restrictions" below. (As an operating policy, the Fund may not engage in reverse repurchase agreements.);


         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (3) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (4) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days, or (c) by purchasing a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

         (6) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Trust has no current intention to engage in short selling);

         (7) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction; and

         (8) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

         Non-Fundamental Restrictions--In order to comply with certain federal statutes and policies the Trust, on behalf of the Balanced Fund, will not as a matter of operating policy:

  (1) purchase securities issued by any investment company if as a result thereof (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

  (2) invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

   (3) with respect to 75% of the total assets of the Fund, invest more than 5% of the total assets of the Fund in the securities or obligations of any one issuer (other than U.S. Government obligations) or acquire more than 10% of the outstanding voting securities of any one issuer;

  (4) concentrate its investments in any particular industry (excluding
U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry.

         These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.


                                   EQUITY FUND

         The Equity Fund may not:

         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund, including the amount borrowed (moreover, the Fund may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value);

         (2) purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;

         (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of options on securities;

         (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Index Trust and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

         (5) make loans to other persons except (a) through the lending of securities held by the Fund and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;

         (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Index Trust;

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

         (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

         (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Index Trust; and

         (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Social Index, in which case the Fund will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Index Trust.

         Non-Fundamental Restrictions: In order to comply with certain federal statutes and policies, the Equity Fund will not, as a matter of operating policy, purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Equity Fund's total assets at the time of such purchase. This policy is not fundamental and may be changed by the Equity Fund without the approval of its investors in response to changes in federal requirements.

         In addition, as a non-fundamental policy, the Equity Fund will under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in equity securities and related investments. Compliance with this non-fundamental investment restriction is measured at the time an investment is made. Shareholders of the Green Century Equity Fund will be provided with at least 60 days' prior notice of any change in the non-fundamental restriction set forth in this paragraph.

        Percentage Restrictions: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund will not be considered a violation of policy; provided that if at any time the ratio of borrowings of a Fund to the net asset value of a Fund exceeds the ratio permitted by Section 18(f) of the 1940 Act, a Fund will take the corrective action required by Section 18(f).

                                   INDEX TRUST

The Index Trust may not:

         (1) borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

         (2) make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

         (3) invest more than 25% of its assets in any one industry except that
(a) all or any portion of the assets of the Index Trust may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and (b) if an investment objective or strategy of the Index Trust is to match the performance of an index and the stocks in a single industry comprise more than 25% of such index, the Index Trust may invest more than 25% of its assets in that industry;

         (4) purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (the Index Trust reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Index Trust);

         (5) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Index Trust from purchasing or selling futures contracts or options thereon);

         (6) underwrite securities issued by other persons, except that all or any portion of the assets of the Index Trust may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Index Trust may technically be deemed an underwriter under the 1933 Act, in selling a security; or

         (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

         In addition, as a matter of fundamental policy, the Index Trust will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash and (d) any combination of the foregoing.


         Non-Fundamental Restrictions --- The following policies are not fundamental and may be changed by the Index Trust without the approval of the Fund or its other investors.


         The Index Trust will not as a matter of operating policy:

         (1) purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Index Trust's total assets at the time of such purchase;

         (2) invest more than 15% of the net assets of the Index Trust in illiquid securities, except that the Index Trust may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder;

         (3) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Index Trust's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) the Index Trust may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act; or

         (4) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Index Trust, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) the Index Trust may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

         In addition, as a non-fundamental policy, the Index Trust will under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in securities of companies included in the Domini 400 Social IndexSM and related investments with similar economic characteristics. Compliance with this non-fundamental investment restriction is measured at the time an investment is made. Holders of beneficial interest in the Index Trust (including the Equity Fund) will be provided with at least 60 days' prior notice of any change in the non-fundamental restriction set forth in this paragraph.


         Percentage and Rating Restrictions -- If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Index Trust or a later change in the rating of a security held by the Index Trust will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Index Trust to the net asset value of the Index Trust exceeds the ratio permitted by
Section 18(f) of the 1940 Act, the Index Trust will take the corrective action required by Section 18(f).


TRUSTEES AND OFFICERS

--------------------------------------------------------

         The affairs of the Green Century Funds are conducted under the direction of the Board of Trustees of Green Century in accordance with the laws of the Commonwealth of Massachusetts, and the affairs of the Index Trust are conducted under the direction of the Domini Social Trust (the Social Trust) Board of Trustees in accordance with the laws of the State of New York. The Trustees and officers of Green Century are separate and independent from the Trustees and officers of the Social Trust.

        The Trustees and officers of the Trust and the Social Trust, their ages, their principal occupations during the past five years (although their titles may have varied during the period), other directorships held and the number of investment companies in the Green Century Family of Funds that the Trustees oversee are set forth below.

                              TRUSTEES OF THE TRUST
                    GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust. Each Trustee and each officer of the Trust noted as an "interested person" (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with the Funds as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Funds.

                                POSITION(S) HELD
                                WITH THE TRUST          PRINCIPAL                                 NUMBER OF FUNDS IN GREEN CENTURY
                                AND LENGTH OF      OCCUPATION(S) DURING     OTHER DIRECTORSHIPS      FAMILY OF FUNDS OVERSEEN BY
   NAME, ADDRESS AND AGE         TIME SERVED           PAST 5 YEARS                HELD                        TRUSTEE
----------------------------- ------------------- ----------------------- ----------------------- ----------------------------------
INDEPENDENT TRUSTEES:

John Comerford                Trustee since 2005  Managing Director and            None                           2
29 Temple Place                                    Head of Quantitative
Suite 200                                           Trading Research,
Boston, MA 02111                                    Nomura Securities
Age: 37                                            International (since
                                                  2003); Vice President
                                                       and Head of
                                                   Quantitative Trading
                                                     Research, Schwab
                                                     Capital Markets
                                                  (2003); Self-employed
                                                     (2002 to 2003);
                                                    Portfolio Manager,
                                                      Symphony Asset
                                                     Management (1994 to
                                                          2002)

David J. Fine                 Trustee since 1991     Proprietor, Law               None                           2
3 Center Plaza                                     Offices of David J.
Suite 400                                           Fine (since 2001);
Boston, MA 02108                                    Partner, Dangel &
Age: 57                                             Fine (from 1997 to
                                                          2001)
Douglas M. Husid*                Independent       Director, Goulston &            None                           2
Goulston & Storrs             Chairperson since    Storrs, P.C. (since
400 Atlantic Avenue             2005, Trustee             1991)
Boston, MA 02110                  since 1991
Age: 54
Stephen J. Morgan             Trustee since 1991     Vice President,               None                           2
29 Temple Place                                     AMERESCO, Inc., an
Suite 200                                           independent energy
Boston, MA 02111                                    solutions company
Age: 57                                                (since 2000)
C. William Ryan               Trustee since 1991   Independent Tai Chi             None                           2
29 Temple Place                                     Instructor (since
Suite 200                                            2005); Director,
Boston, MA 02111                                    Brookline Tai Chi
Age: 51                                            (since 1992); Owner,
                                                    Brookline Tai Chi
                                                       (1992-2005)
James H. Starr                Trustee since 1991   Attorney, Starr and             None                           2
29 Temple Place                                   Associates, PC (since
Suite 200                                             1982); County
Boston, MA 02111                                      Commissioner,
Age: 58                                            Gunnison County, CO
                                                       (since 1999)
----------------------------- ------------------- ----------------------- ----------------------- ----------------------------------
INTERESTED TRUSTEES:
----------------------------- ------------------- ----------------------- ----------------------- ----------------------------------
Douglas H. Phelps*            Trustee since 1997    President (1996 to             None                           2
1550 Larimer Street, #216t                          2003) and Director
Denver, CO 80202                                   (since 1996), Green
Age: 58                                              Century Capital
                                                    Management, Inc.;
                                                    Chairman, Fund for
                                                      Public Interest;
                                                      Research (since
                                                      1982); President,
                                                    Telefund, Inc. (since
                                                     1988); President,
                                                    Grassroots Campaigns,
                                                    Inc. (since 2003).
Wendy Wendlandt*              Trustee since 1991    Senior Staff, Fund             None                           2
29 Temple Place                                    for Public Interest
Suite 200                                          Research, Center for
Boston, MA 02111                                     Public Interest
Age: 44                                           Research (since 1989)
----------------------------- ------------------- ----------------------- ----------------------- ----------------------------------
OFFICERS:
----------------------------- ------------------- ----------------------- ----------------------- ----------------------------------
Kristina A. Curtis*            President since    Senior Vice President            None                    Not applicable
29 Temple Place                      2005             of Finance and
Suite 200                                           Operations (since
Boston, MA 02111                                       2002), Chief
Age: 53                                             Operating Officer
                                                     (1991 to 2002),
                                                      Treasurer and
                                                     Director (since
                                                   1991), Senior Vice
                                                     President (since
                                                   1991), Green Century
                                                  Capital Management,
                                                          Inc.
Ethan Berkwits*                Treasurer since      Vice President of              None                    Not Applicable
29 Temple Place                      2005            Marketing (since
Suite 200                                          2004) and Secretary
Boston, MA 02111                                   and Director (since
Age: 34                                            2005), Green Century
                                                   Capital Management,
                                                    Inc. (since 2004);
                                                   Consultant, Alliance
                                                     Consulting Group
                                                      (1996 to 2003)
Amy Perry Basseches*            Secretary and        President (since              None                    Not applicable
29 Temple Place                   Assistant         2003), Senior Vice
Suite 200                      Treasurer since      President (2002 to
Boston, MA 02111                     2003            2003), Secretary
Age: 40                                            (2002 to 2003), and
                                                     Director (since
                                                   2002), Green Century
                                                   Capital Management,
                                                       Inc.; Hiring
                                                    Director, Fund for
                                                     Public Interest
                                                  Research (since 1997)
Amy F. Puffer*                 Chief Compliance      Chief Compliance              None                    Not Applicable
29 Temple Place               Officer since 2004      Officer, Green
Suite 200                                            Century Capital
Boston, MA 02111                                     Management, Inc.
Age: 47                                            (since 2004); Senior
                                                    Specialist, PFPC,
                                                   Inc. (2003 to 2004);
                                                      Assistant Vice
                                                   President, CDC IXIS
                                                    Asset Management
                                                   Services, Inc. (1996
                                                        to 2003)

                    TRUSTEES AND OFFICERS OF THE SOCIAL TRUST

        Each Trustee and officer of the Social Trust noted as an "interested person" (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Domini Social Investments LLC ("Domini"), sponsor of the Index Trust, as described below. The Social Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee of the Social Trust holds office until his or her successor is elected or until he or she retires, resigns, dies or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds. Unless otherwise indicated, the address of each Trustee and officer of the Social Trust is 536 Broadway, 7th Floor, New York, New York 10012.

                                POSITION(S) HELD         PRINCIPAL
                                 WITH THE TRUST     OCCUPATION(S) DURING                              NUMBER OF PORTFOLIOS IN DOMINI
                                 AND LENGTH OF          PAST 5 YEARS                                     FAMILY OF FUNDS OVERSEEN BY
        NAME AND AGE              TIME SERVED                               OTHER DIRECTORSHIPS HELD                TRUSTEE
------------------------------ ------------------- ----------------------- ---------------------------- ----------------------------
INDEPENDENT TRUSTEES:
------------------------------ ------------------- ----------------------- ---------------------------- ----------------------------
Julia Elizabeth Harris         Trustee since 1999       Director and                  None                              5
                                                      President, Alpha
Age: 57                                            Global Solutions, LLC
                                                       (agribusiness)
                                                      (2004); Trustee,
                                                      Fiduciary Trust
                                                     Company (financial
                                                        institution)
                                                        (2001-2005);
                                                       Executive Vice
                                                       President, UNC
                                                       Partners, Inc.
                                                         (financial
                                                   management)(since 1990).
Kirsten S. Moy                 Trustee since 1999      Board Member,                  None                              5
                                                         Community
Age: 58                                              Reinvestment Fund
                                                       (since 2003);
                                                     Director, Economic
                                                       Opportunities
                                                     Program, The Aspen
                                                    Institute (research
                                                   and education) (since
                                                    2001); Consultant on
                                                    Social Investments,
                                                     Equitable Life/AXA
                                                    (1998-2001); Project
                                                    Director, Community
                                                        Development
                                                       Innovation and
                                                       Infrastructure
                                                   Initiative (research)
                                                       (1998-2001).
William C. Osborn              Trustee since 1997         Manager,                    None                              5
                                                    Massachusetts Green
Age: 61                                                Energy Fund 1
                                                      Management, LLC
                                                     (venture capital)
                                                       (since 2004);
                                                      Manager, Commons
                                                     Capital Management
                                                   LLC (venture capital)
                                                   (since 2000); Special
                                                    Partner/Consultant,
                                                     Arete Corporation
                                                      (venture capital)
                                                       (since 1999);
                                                   Director, World Power
                                                     Technologies, Inc.
                                                      (power equipment
                                                        production)
                                                        (1999-2004);
                                                    Director, Investors'
                                                      Circle (socially
                                                   responsible investors
                                                   network) (since 1999).
Karen Paul                     Trustee since 1997   Visiting Professor,               None                              5
                                                      Escuela Graduado
Age: 61                                                Administracion
                                                    Direccion Emprosas,
                                                   Instituto Tecnologico
                                                       y de Estudios
                                                       Superiores de
                                                     Monterrey (2004);
                                                    Professor, Catholic
                                                   University of Bolivia
                                                     (2003); Fulbright
                                                        Fellow, U.S.
                                                    Department of State
                                                      (2003); Partner,
                                                     Trinity Industrial
                                                         Technology
                                                      (1997-2002);
                                                      Executive Director,
                                                   Center for Management
                                                      in the Americas
                                                        (1997-2002);
                                                        Professor of
                                                       Management and
                                                       International
                                                     Business, Florida
                                                       International
                                                     University (since
                                                           1990).
Gregory A. Ratliff             Trustee since 1999   Community Investment              None                              5
                                                        Consultant,
Age: 45                                              (self-employment)
                                                    (since 2002); Senior
                                                     Fellow, The Aspen
                                                    Institute (research
                                                       and education)
                                                     (2002); Director,
                                                   Economic Opportunity,
                                                   John D. and Catherine
                                                    T. MacArthur Foundation
                                                         (private
                                                       philanthropy)
                                                        (1997-2002).


John L. Shields                Trustee since 2004    Managing Director,               None                              5
                                                    Navigant Consulting,
Age: 52                                               Inc. (management
                                                      consulting firm)
                                                       (since 2004);
                                                       Advisory Board
                                                       Member, Vestmark,
                                                       Inc. (software
                                                      company) (since 2003);
                                                      Managing
                                                     Principal, Shields
                                                     Smith & Webber LLC
                                                         (management
                                                       consulting firm)
                                                        (2002-2004);
                                                     President and CEO,
                                                     Citizens Advisers,
                                                     Inc. (1998-2002);
                                                     President and CEO,
                                                    Citizens Securities,
                                                     Inc. (1998-2002);
                                                       President and
                                                     Trustee, Citizens
                                                     Funds (1998-2002).
Frederick C. Williamson, Sr.   Trustee since 1990   President's Advisory              None                              5
                                                    Board - Salve Regina
Age: 89                                             University, Newport,
                                                      RI (since 1999);
                                                       Board Member,
                                                   Preserve Rhode Island
                                                    (nonprofit preservation)
                                                   (since 1999); Board of
                                                   Directors, Grow Smart
                                                       Rhode Island
                                                      (nonprofit state
                                                        planning) (since
                                                      1998); Advisor,
                                                     National Parks and
                                                        Conservation
                                                        Association
                                                        (1997-2001);
                                                      Chairman, Rhode
                                                     Island Historical
                                                      Preservation and
                                                    Heritage Commission
                                                     (state government)
                                                       (since 1995);
                                                       Treasurer and
                                                       Trustee, RIGHA
                                                         Foundation
                                                        (charitable
                                                   foundation supporting
                                                     healthcare needs)
                                                       (since 1994);
                                                     Trustee, National
                                                   Park Trust (nonprofit
                                                    land acquisition)
                                                       (since 1983);
                                                   Trustee, Rhode Island
                                                      Black Heritage
                                                       Society (nonprofit
                                                       education) (since
                                                        1974); State
                                                   Historic Preservation
                                                      Officer (state
                                                   government) (since 1969).



------------------------------ ------------------- ----------------------- ---------------------------- ----------------------------
INTERESTED TRUSTEE:
------------------------------ ------------------- ----------------------- ---------------------------- ----------------------------
Amy L. Domini*                   Chair, Trustee       CEO (since 2002)                                                  4
                                and President of    President (2002-June
Age: 55                          the Portfolio       2005) and Manager
                                   since 1990       (since 1997), Domini
                                                     Social Investments
                                                     LLC; Manager, DSIL
                                                    Investment Services
                                                          LLC (since
                                                   1998);Manager, Domini
                                                   Holdings LLC (holding
                                                      company) (since 2002);
                                                      Tom's of
                                                    Maine, Inc. (natural
                                                       care products)
                                                   (2004); Board Member,
                                                        Progressive
                                                    Government Institute
                                                    (nonprofit education
                                                     on executive branch
                                                       of the federal
                                                     government) (since
                                                    2003); Board Member,
                                                     Financial Markets
                                                     Center (nonprofit
                                                     financial markets
                                                        research and
                                                    education resources
                                                         provider) (2002-2004);
                                                   Trustee, New England
                                                           Quarterly
                                                    (periodical) (since 1998);
                                                      Trustee, Episcopal Church
                                                    Pension Fund (since
                                                   1994); CEO, Secretary
                                                     and Treasurer, KLD
                                                   Research & Analytics,
                                                   Inc. (social research
                                                      provider) (1990-2000);
                                                           Private
                                                      Trustee, Loring,
                                                     Wolcott & Coolidge
                                                     Office (fiduciary)
                                                       (since 1987).

------------------------------ ------------------- ----------------------- ---------------------------- ----------------------------
OFFICERS:
------------------------------ ------------------- ----------------------- ---------------------------- ----------------------------
Megan L. Dunphy*                Secretary of the    Mutual Fund Counsel,              None                        Not applicable
                                  Social Trust         Domini Social
Age: 36                            since 2005         Investments, LLC
                                                       (since 2005);
                                                     Secretary, Domini
                                                    Funds (since 2005);
                                                       Counsel, ING
                                                      (formerly Aetna
                                                    Financial Services)
                                                    (financial services)
                                                        (1999-2004).
Adam M. Kanzer*                   Chief Legal       General Counsel and               None                        Not applicable
                                 Officer of the         Director of
Age: 39                           Social Trust      Shareholder Advocacy
                                   since 2003         (since 1998) and
                                                      Chief Compliance
                                                       Officer (April
                                                       2005-May 2005),
                                                         Domini Social
                                                     Investments, LLC;
                                                      Chief Compliance
                                                         Officer (April
                                                       2005-May 2005) and
                                                    Chief Legal Officer
                                                    (since 2003) Domini
                                                           Funds.
Carole M. Laible*               Treasurer of the   President (since July              None                        Not applicable
                                  Social Trust          2005), Chief

Age: 42                            since 1997        Operating Officer
                                                     (since 2002), and
                                                    Financial/Compliance
                                                    Officer, 1997-2003),
                                                       Domini Social
                                                      Investments LLC;

                                                     President and CEO,
                                                    (since 2002), Chief
                                                     Compliance Officer
                                                    (since 2001); Chief
                                                     Financial Officer,
                                                       Secretary and
                                                     Treasurer (since
                                                         1998), DSIL

                                                    Investment Services
                                                      LLC; Treasurer,
                                                    Domini Funds (since
                                                           1997).

Steven D. Lydenberg*           Vice President of      Chief Investment                None                        Not applicable
                                the Social Trust    Officer (since 2003)
Age: 60                            since 1990        and Member (since
                                                    1997), Domini Social
                                                   Investments LLC; Vice
                                                     President, Domini

                                                    Funds (since 1990);
                                                    Director (1990-2003)

                                                      and Director of
                                                   Research (1990-2001),
                                                       KLD Research &
                                                     Analytics, Inc.
                                                      (social research
                                                         provider).
Maurizio Tallini*               Chief Compliance      Chief Compliance                None                        Not Applicable
Age: 32                          Officer of the       Officer, Domini
                                  Social Trust      Social Investments,
                                since July 2005    LLC (since May 2005);
                                                      Chief Compliance
                                                   Officer, Domini Funds
                                                     (since July 2005);
                                                      Venture Capital
                                                      Controller, Rho
                                                      Capital Partners
                                                    (venture capital)
                                                     (2001-2005); Manager,
                                                     Pricewaterhouse-Coopers
                                                      LLP (independent
                                                     registered public
                                                      accounting firm)
                                                        (1995-2001)



              THE GREEN CENTURY FUNDS BOARD OF TRUSTEES COMMITTEES


         The Board of Trustees of the Trust has four standing committees: an Audit Committee, a Nominating Committee, a Valuation Committee and a Qualified Legal Compliance Committee.

         James H. Starr and Stephen Morgan, each an Independent Trustee, are members of the Audit Committee. The Audit Committee met once during the Trust's last fiscal year to select the auditor, review the Funds' financial statements and audited annual report, to receive the report of the Trust's independent auditors, and to review the internal and external accounting procedures of the Trust.

         David J. Fine and James H. Starr, each an Independent Trustee, are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendations in writing to the Secretary of the Trust, c/o Green Century Capital Management, Inc., 29 Temple Place, Suite 200, Boston, MA 02111. The Nominating Committee met once during the Trust's last fiscal year.

         Douglas M. Husid and C. William Ryan, each an Independent Trustee, are members of the Valuation Committee. The Valuation Committee monitors the valuation of fund investments. The Valuation Committee did not meet during the Trust's last fiscal year.

         Stephen Morgan, James H. Starr and C. William Ryan are members of the Qualified Legal Compliance Committee ("QLCC"). The QLCC is authorized to receive, evaluate and investigate reports of material violations of law as prescribed by Section 307 of the Sarbanes-Oxley Act of 2002, which shall include, without limitation, the authority to retain such legal counsel and expert personnel as the QLCC may deem necessary and to notify the SEC in the event the Trust fails to implement a recommendation of the QLCC following an investigation. The QLCC did not meet during the Trust's last fiscal year.


                             THE GREEN CENTURY FUNDS

                             TRUSTEE SHARE OWNERSHIP

         The following table shows the amount of equity securities beneficially owned by the Trustees of the Trust in all investment companies in the Green Century Family of Funds as of December 31, 2004.

INTERESTED TRUSTEES
                            Dollar Range of Equity         Dollar Range of Equity        Aggregate Dollar Range of
    Name of Trustee        Securities in the Green        Securities in the Green         Equity Securities in all
                             Century Equity Fund           Century Balanced Fund       Investment Companies Overseen
                                                                                        by Trustee in Green Century
                                                                                                Fund Family
   Douglas H. Phelps           $10,001-$50,000                $10,001-$50,000                 $10,001-$50,000
    Wendy Wendlandt               $1-$10,000                     $1-$10,000                   $10,001-$50,000

INDEPENDENT TRUSTEES
                                                                                          Aggregate Dollar Range of
                                                                                           Equity Securities in all
                                                             Dollar Range of Equity          Investment Companies
                             Dollar Range of Equity         Securities in the Green         Overseen by Trustee In
    Name of Trustee          Securities in the Green         Century Balanced Fund        Green Century Fund Family
                               Century Equity Fund

     John Comerford                   None                            None                           None
     David J. Fine                    None                         $1-$10,000                     $1-$10,000

    Douglas M. Husid                  None                         $1-$10,000                     $1-$10,000
     Stephen Morgan                   None                            None                           None
    C. William Ryan                $1-$10,000                   $10,001-$50,000                $10,001-$50,000
     James H. Starr                $1-$10,000                   $10,001-$50,000                $10,001-$50,000


                                THE SOCIAL TRUST
                             TRUSTEE SHARE OWNERSHIP


        The following table shows the amount of equity securities beneficially owned by the Trustees of the Social Trust in the Domini Social Equity Fund (an investment company that invests all of its assets in the Index Trust) and in all investment companies in the Domini family of funds supervised by the Trustees as of December 31, 2004:

INDEPENDENT TRUSTEES
                                         Dollar Range of Equity Securities in     Aggregate Dollar Range of Equity
            Name of Trustee                  the Domini Social Equity Fund          Securities in all Investment
                                                                                Companies Overseen by the Trustee in
                                                                                     the Domini Family of Funds
        Julia Elizabeth Harris                        $1-$10,000                             $1-$10,000
            Kirsten S. Moy                          $10,001-$50,000                        $10,001-$50,000
           William C. Osborn                      $50,001 - $100,000                     $50,001 - $100,000
              Karen Paul                            $10,001-$50,000                       $50,001-$100,000
          Gregory A. Ratliff                          $1-$10,000                          $50,001-$100,000
            John L. Shields                               $0                                     $0
     Frederick C. Williamson, Sr.                  $50,001-$100,000                       $50,001-$100,000



INTERESTED TRUSTEE
                                         Dollar Range of Equity Securities in     Aggregate Dollar Range of Equity
            Name of Trustee                  the Domini Social Equity Fund          Securities in all Investment
                                                                                Companies Overseen by the Trustee in
                                                                                     the Domini Family of Funds
             Amy L. Domini                           Over $100,000                          Over $100,000

                              TRUSTEE COMPENSATION


        No Trustee of the Trust receives any compensation from the Trust, but each Trustee is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or of any committee thereof. Information regarding compensation paid to the Trustees of the Trust and the Social Trust for the fiscal year ended July 31, 2005 is set forth below. Neither the Trust nor the Social Trust contributes to a retirement plan for the Trustees of the Trust or the Social Trust.


Trust Trustees
                                                     PENSION OR                                TOTAL COMPENSATION
                                                 RETIREMENT BENEFITS                           FROM FUND AND GREEN
                               AGGREGATE         ACCRUED AS PART OF      ESTIMATED ANNUAL     CENTURY FUND COMPLEX

   NAME OF PERSON*,        COMPENSATION FROM       FUNDS EXPENSES          BENEFITS UPON        PAID TO TRUSTEES
       POSITION                THE TRUST                                    RETIREMENT


David J. Fine, Trustee           None                   None                   None                   None
Douglas M. Husid,                None                   None                   None                   None
Independent
Chairperson and Trustee
Stephen Morgan, Trustee          None                   None                   None                   None
Douglas H. Phelps,               None                   None                   None                   None
Trustee
C. William Ryan,                 None                   None                   None                   None
Trustee
James H. Starr, Trustee          None                   None                   None                   None
Wendy Wendlandt,                 None                   None                   None                   None
Trustee


* John Comerford was not a Trustee of the Funds during the Funds' fiscal year ended July 31, 2005.


Social Trust Trustees

        Each of the Trustees of the Social Trust who is not an "interested person" of the Social Trust (as defined in the 1940 Act) receives an annual retainer for serving as Trustee of the Domini Social Investment Trust, the Domini Institutional Trust, the Domini Advisor Trust and the Social Trust of $10,000, and in addition, receives $1,500 for attendance at each joint meeting of the Boards of the Domini Social Investment Trust, the Domini Institutional Trust, the Domini Advisor Trust and the Social Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee of the Social Trust receives reimbursement for reasonable expenses incurred in attending meetings.


                                                         PENSION OR                               TOTAL COMPENSATION
                                                    RETIREMENT BENEFITS                           FROM THE PORTFOLIO
                                                     ACCRUED AS PART OF     ESTIMATED ANNUAL      AND THE DOMINI FUND
                                   AGGREGATE         PORTFOLIO EXPENSES       BENEFITS UPON      COMPLEX1   PAID TO
                               COMPENSATION FROM                               RETIREMENT               TRUSTEE
                                THE DOMINI SOCIAL
 NAME OF PERSON, POSITION      INVESTMENT TRUST
INTERESTED TRUSTEE
Amy L. Domini, Chair,                None                   None                  None                   None
President and Trustee
INDEPENDENT TRUSTEES
Julia Elizabeth Harris,            $7,419.62                None                  None                  $16,875
Trustee
Kirsten S. Moy, Trustee            $7,699.32                None                  None                  $17,500
William C. Osborn, Trustee         $7,972.92                None                  None                  $18,125
Karen Paul, Trustee                $7,146.02                None                  None                  $16,250
Gregory A. Ratliff, Trustee        $7,695.21                None                  None                  $17,500
John L. Shields, Trustee           $7,972.92                None                  None                  $18,125
Frederick C. Williamson,           $7,695.21                None                  None                  $17,500
Sr., Trustee

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


        As of October 31, 2005 all Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund. As of October 31, 2005, the following are the only persons known by the Trust to have more than 5% of the outstanding shares of the Balanced or Equity Funds: National Financial Services Corporation, 200 Liberty Street, 5th Floor, New York, New York 10281-1003 owned 19.75% of the outstanding shares of the Balanced Fund and Charles Schwab & Company, 101 Montgomery Street, San Francisco, California 94104 owned 11.96% of the Balanced Fund (owners of record, not beneficial owners). National Financial Services Corporation, 200 Liberty Street, 5th Floor, New York, New York 10281-1003 owned 12.79% of the Equity Fund and Charles Schwab and Company 101 Montgomery Street, San Francisco, California 94104 owned 6.60% of the Equity Fund (owners of record, not beneficial owners). Shareholders owning 25% or more of the outstanding shares of a Fund may take actions without the approval of any other investor in that Fund.

(1)  As of July 31, 2005, there are five funds in the Domini Fund Complex.




                              PROXY VOTING POLICIES

        The Green Century Balanced Fund has delegated proxy voting decisions to its investment adviser, Green Century Capital Management, Inc. The policies and procedures that the adviser uses to determine how to vote the Fund's proxies are included in Appendix B-1. The Index Trust in which the Green Century Equity Fund invests adopted proxy voting policies and procedures to ensure that all proxies for securities held by the Index Trust are cast in the best interests of the Index Trust's beneficial owners including the Green Century Equity Fund. The Board of Trustees of the Index Trust has delegated the responsibility to vote proxies for the Index Trust to Domini. More details about the Index Trust's proxy voting guidelines and Domini's proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and Procedures in Appendix B-2. Details of the Funds' voting record may be found on their web site, www.greencentury.com.

                                 CODE OF ETHICS

        Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Funds, the Adviser and the Subadviser (as defined below), Domini and SSgA and UMB Distribution Services, LLC have each adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities that may be purchased or held by the Funds or the Index Trust. The Code of Ethics require personnel who are "access persons" of the Funds or the Index Trust within the meaning of Rule 17j-1 to comply with their respective Code of Ethics, subject to sanctions for noncompliance. Each Code of Ethics places certain restrictions on the trading activities of its access persons, along with reporting requirements.

INVESTMENT ADVISERS AND MANAGERS
--------------------------------------------------------

                       BOARD REVIEW OF ADVISORY AGREEMENTS


        INVESTMENT ADVISORY AGREEMENT. The Board of Trustees of the Balanced Fund consists of seven Trustees, five of whom are Independent Trustees. The Board, including the Independent Trustees, most recently approved the continuance of the Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of the Balanced Fund, and Green Century Capital Management, Inc. ("Green Century Capital" or the "Adviser"), at a meeting on September 30, 2005. In connection with their deliberations at that meeting, and at a separate meeting of the Independent Trustees held on September 27, 2005, the Trustees considered, among other things, information provided by Green Century Capital regarding (1) the investment performance of the Fund, (2) expenses of the Fund and the advisory fee paid to Green Century Capital, and (3) the profitability of the Agreement to Green Century Capital. The Independent Trustees were advised by independent counsel in considering these materials and the continuance of the Agreement. The Trustees considered all the information provided to them by Green Century, including information provided throughout the year. In approving the continuance of the Agreement at the meeting held on September 30, 2005, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Agreement included the following.


Nature, Quality, and Extent of Services Performed. The Trustees considered the scope and quality of the services performed for the Balanced Fund by the Adviser, including the resources dedicated by the Adviser. These services included the oversight provided by the Adviser with respect to the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund's environmental screens; implementing the environmental policies of the Balanced Fund by voting the Balanced Fund's shareholder proxies; and overall compliance oversight, provided by the Adviser. In addition, the Trustees considered the administrative services provided by the Adviser to the Balanced Fund, including the coordination of the activities of all of the Balanced Fund's other service providers.


        Based on its review of all of the services provided, the Trustees concluded that the nature, quality and extent of services provided by the Adviser supported the continuance of the Agreement.

The Costs of the Services to be Provided and the Profits to be Realized by the Adviser. The Trustees considered the costs of the services provided to the Balanced Fund and the profitability and fall-out benefits to the Adviser from its arrangement with the Balanced Fund. The Trustees reviewed and considered an analysis of the advisory fee and total expense ratio of the Balanced Fund, and comparative data for other mutual funds.

        Green Century Capital provided the Trustees with information prepared by the Adviser relating to the profitability of the Agreement to Green Century Capital. In that regard, the Trustees considered the subadvisory fee and the other expenses incurred by the Adviser in providing advisory services to the Balanced Fund. The Trustees also considered the fee received by the Adviser for providing administrative services to the Balanced Fund and the expenses incurred by the Adviser in providing those services. In considering the cost allocation methodology used by Green Century Capital, the Trustees took under consideration that the Adviser does not provide advisory or administrative services to other mutual fund or non-mutual fund clients other than the administrative services it provides to the Equity Fund. The Trustees also considered Green Century Capital's non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy to further the Balanced Fund's stated objective of promoting greater corporate environmental accountability. After reviewing the information described above, the Independent Trustees concluded that the fees provided in the Agreement, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationship with the Balanced Fund, supported the continuance of the Agreement.

Investment Performance. The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to performance of other funds with similar investment objectives and policies as well as the Balanced Fund's performance measured against a broad-based balanced fund market index. The Trustees also considered the performance information they had been provided throughout the year. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Agreement.

Economies of Scale. The Trustees also considered whether economies of scale could be realized by the Adviser as the Balanced Fund grew in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of the Balanced Fund and the resultant difficulty for the Adviser to achieve meaningful economies of scale. They considered that if the assets were to increase, the Balanced Fund could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Fund's assets and some of the Fund's service providers' fees, as a percentage of the Fund's assets, could decrease. They also noted that pursuant to an Administrative Services Agreement between the Trust and Green Century Capital, the administrative fees paid Green Century Capital included breakpoints, particularly as assets rise above $100 million. The Trustees concluded that economies of scale could be realized as the Fund grew and that the overall expenses of the Fund should decrease as assets increase.

        Based on a review of all factors deemed relevant, the Trustees, including each of the Independent Trustees, concluded that the Agreement should be continued and that they would consider whether to renew the Agreement after a one-year period.

         INVESTMENT SUBADVISORY AGREEMENT. At an in-person meeting on November 21, 2005, the Board of Trustees of the Balanced Fund, including a majority of the Independent Trustees, considered the approval of the subadvisory agreement between Green Century Capital and Trillium Asset Management Corporation ("Trillium" or the "Subadviser") with respect to the Balanced Fund (the "Subadvisory Agreement").

         In advance of the meeting, the Independent Trustees submitted to Trillium a written request for information in connection with their consideration of the Subadvisory Agreement. The Trustees met with representatives of Trillium at the September 30, 2005 Board meeting and at their meeting on November 21, 2005. The Trustees received, reviewed and considered the following, among other things:

         1) A memorandum from counsel to the Independent Trustees setting forth the Board's fiduciary duties under the 1940 Act and Massachusetts law and the factors the Board should consider in its evaluation of the Subadvisory Agreement.

         (2) Reports from and presentations by Green Century Capital regarding the process by which they decided to propose Trillium as the subadviser of the Balanced Fund.

         (3) Reports from and presentations by Trillium that described (a) the nature, extent and quality of the services proposed to be provided by Trillium to the Balanced Fund, including the experience and qualifications of the personnel providing those services, Trillium's ownership structure, clients and Trillium's investment philosophies and processes; (b) the fees and other amounts proposed to be paid to Trillium under the Subadvisory Agreement with respect to the Balanced Fund, including information as to the fees charged and services provided to other Trillium clients and a comparison of the Balanced Fund's proposed subadvisory fee to those of other mutual funds; (c) the expected costs and profits of Trillium related to its proposed services to the Balanced Fund;
(d) Trillium's performance in managing similar accounts; (e) Trillium's compliance program and procedures and any regulatory issues; (f) Trillium's brokerage practices, including soft dollar practices; and (g) Trillium's code of ethics.

         The Trustees, including a majority of the Independent Trustees, concluded that Trillium had the capabilities, resources, and personnel necessary to advise the Balanced Fund. The Board further concluded that, based on the services proposed to be provided pursuant to the Subadvisory Agreement and the expenses Trillium estimates it will incur in performing these services, the proposed compensation for Trillium was fair and reasonable.

         In reaching their determination to approve the Subadvisory Agreement, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. In their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors and the conclusions are described below.

        Nature, Quality, and Extent of Services Performed. The Trustees noted that under the terms of the Subadvisory Agreement, Trillium will provide the day-to-day portfolio management of the Balanced Fund, implementing the environmental screening criteria developed by Green Century Capital in making purchases and sales of portfolio securities consistent with the Balanced Fund's investment objective and policies. The Trustees reviewed the terms of the Subadvisory Agreement and considered the differences between it and the Subadvisory Agreement previously in effect for the Balanced Fund. The Trustees concluded that the terms of the Subadvisory Agreement were reasonable and fair. The Trustees also reviewed the proposed letter agreement between Trillium and Green Century Capital whereby Trillium would agree to provide marketing support to the Balanced Fund and concluded that such marketing support would be a benefit to the Balanced Fund and its shareholders.

         The Trustees considered the scope of the services to be provided by Trillium under the Subadvisory Agreement and the quality of services provided by Trillium to its existing clients. They reviewed the capabilities and experience of Trillium in providing environmentally and socially responsible investment advisory services in a balanced investment style, noting that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $900 million in assets as of September 30, 2005. They considered how Trillium proposed to manage the Balanced Fund, focusing in particular on the types of equity and fixed income securities proposed for the Balanced Fund and how that investment style differed from the previous subadviser's investment style for the Balanced Fund. They also considered Trillium's views on sector diversification and the expected portfolio turnover rates for the Fund. The Trustees also reviewed the expected portfolio characteristics compared to the characteristics of the S&P 1500 Index.

         The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team proposed for the Balanced Fund and the other senior personnel at Trillium. They considered in particular those individuals' experience in managing registered investment companies and with environmental screens. The Trustees also considered the portfolio management team's experience in identifying issuers with positive environmental stories and managing a portfolio with an environmental focus. They also reviewed Trillium's research and decision-making process.

         The Trustees also considered Trillium's shareholder advocacy efforts, noting in particular Trillium's advocacy efforts in support of environmental proposals such as those regarding climate change, environmental reporting, genetically engineered foods and environmental health.

         The Trustees also considered Trillium's compliance policies and procedures and compliance record, and interviewed Trillium's Chief Compliance Officer.

        Based on their review of all the services proposed to be provided and their analysis of Trillium's ability to provide those services, the Trustees concluded that Trillium had the capabilities, resources and personnel necessary to provide subadvisory services to the Balanced Fund under the Subadvisory Agreement. They also concluded that they were satisfied with the nature, quality and extent of services expected to be provided by Trillium under the Subadvisory Agreement.

        Costs of Services Provided and Profitability. The Trustees considered the proposed subadvisory fees to be paid by Green Century Capital to Trillium. The Trustees noted that under the Subadvisory Agreement, Trillium would receive 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. The Trustees reviewed the level of the proposed subadvisory fees against the advisory fees paid by other mutual funds with similar investment objectives and strategies to the Balanced Fund. The Trustees noted that, based on the information provided, the proposed subadvisory fees to be paid to Trillium were higher than the subadvisory fees paid by such other mutual funds, but determined that the proposed subadvisory fees were reasonable based on Trillium's experience in providing environmentally and socially responsible investment advisory services in a balanced investment style. The Trustees also considered that the proposed subadvisory fees were appropriate given the resources that Trillium would provide in the application of the environmental screens to the Balanced Fund's portfolio. The Trustees also noted that the proposed subadvisory fees would be paid by Green Century Capital, and would not be in addition to the advisory fees paid to Green Century Capital by shareholders.

        The Trustees also compared the proposed subadvisory fees to be paid by Green Century Capital to Trillium against the current base fee payable to the Balanced Fund's current Subadvisor, Adams Harkness Asset Management, Inc. ("Adams") of 0.40% of the value of the average daily net assets of the Balanced Fund plus or minus up to 0.20% in a performance fee. The Trustees considered that the proposed fee of 0.40% was higher than the net fee paid to Adams of 0.20% in 2005 after calculation of the performance fee, but in the range of subadvisory fees paid to Adams over a five year period. The Trustees also considered that the proposed Subadvisory Agreement provides for decreased fees as assets in the Balanced Fund increase.

        Green Century Capital provided the Trustees with information prepared by Trillium relating to the prospective profitability of the Subadvisory Agreement to Trillium. In that regard, the Trustees considered the proposed subadvisory fees and the financial resources Trillium plans to dedicate and the other expenses Trillium anticipates it will incur in providing subadvisory services to the Balanced Fund. In considering the cost allocation methodology used by Trillium, the Trustees took under consideration that Trillium does not provide advisory or subadvisory services to other mutual fund clients and anticipates it will incur additional costs to provide compliance and other services required by a mutual fund client. The Trustees also considered Trillium's fee structure and what it charges its non-mutual fund clients and determined that the proposed subadvisory fees were within the range, if not slightly lower, than the fees Trillium charges its other clients.

        After reviewing the information described above, the Independent Trustees concluded that the fees proposed in the Subadvisory Agreement, taking into account the costs of the services proposed to be provided by Trillium, supported the approval of the Subadvisory Agreement. The Trustees also concluded that the fees proposed in the Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

        Other Benefits. The Trustees evaluated potential other benefits Trillium may realize from its relationship with the Balanced Fund. The Trustees considered the brokerage practices of Trillium, including the generation of soft dollar commissions on the Balanced Fund's portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and so no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the reputational and other advantages Trillium may gain from its relationship with the Balanced Fund. The Trustees concluded that the benefits expected to be received by Trillium were reasonable in the context of the relationship between Trillium and the Balanced Fund, and supported the approval of the Subadvisory Agreement.

        Investment Performance. The Trustees reviewed and considered information regarding the investment performance of accounts managed by Trillium in an investment style similar to that of the Balanced Fund and comparative data with respect to performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that, as presented in the materials, a composite of equity accounts advised by Trillium outperformed the S&P 500 Index for the one, three, five and seven year periods. They also considered that a composite of balanced accounts advised by Trillium performed in line with the Lipper Balanced Fund Index and other benchmarks for the 1, 3, 5 and 7 year periods. After considering all the factors deemed appropriate, the Trustees concluded that the competitive investment performance of the other accounts advised by Trillium together with Trillium's experience in environmentally and socially responsible investing supported the approval of the Subadvisory Agreement.

        Economies of Scale. The Trustees also considered whether economies of scale would be realized by Trillium as the Balanced Fund grew in asset size and the extent to which such economies of scale might be reflected in the proposed fee schedule. They noted the relatively small size of the Balanced Fund and considered that if the assets were to increase, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the proposed Subadvisory Agreement, the subadvisory fees proposed to be paid to Trillium by Green Century Capital include a breakpoint at $30 million. The Trustees also considered that Trillium stated that it would not realize a fair entrepreneurial profit on the management of the Balanced Fund until assets increase by approximately two-thirds above current levels, to $100 million. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as proposed was appropriate, and supported the approval of the Subadvisory Agreement.

        Based on the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that the terms of the Subadvisory Agreement are reasonable, fair, and in the best interests of the Balanced Fund and its shareholders and also concluded that the proposed fees are fair and reasonable, and proposed that the Subadvisory Agreement be submitted to the Balanced Fund's shareholders for their approval.



                        APPROVAL OF MANAGEMENT AGREEMENTS

         A discussion regarding the considerations of the Board of Trustees of the Social Trust in approving the continuance of the Index Trust's Management and Submanagement Agreements with Domini and SSgA, respectively, on April 29, 2005 is available in the Fund's annual report to shareholders dated July 31, 2005.
                                  BALANCED FUND

        INVESTMENT ADVISER. Under an Investment Advisory Agreement dated as of August 13, 1991 as amended and restated on March 29, 1999 (the "Advisory Agreement") and subject to the general supervision of the Trust's Trustees and in conformance with the respective stated policies of the Balanced Fund, Green Century Capital provides general investment advice to the Balanced Fund. Green Century Capital also helps the Trust design, and instructs the Balanced Fund's investment subadviser as to how to implement the Trust's environmental criteria.

        The Advisory Agreement provides that it will continue indefinitely if its continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Balanced Fund or by vote of a majority of the Trust's Board of Trustees; and provided further that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of the Trust's Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days' prior written notice to the Adviser and by the Adviser upon 60 days' prior written notice to the Trust. The Advisory Agreement provides that it shall terminate automatically in the event of its assignment.

        The Advisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Advisory Agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Advisory Agreement also provides that the services of the Adviser are not deemed exclusive and that the Adviser may render similar services to others.

        Under the Advisory Agreement, the Trust has agreed that the names "Green Century Funds" and "Green Century" are proprietary to the Adviser.

        Green Century Capital is wholly owned by Paradigm Partners, a California general Partnership, the partners of which are all not-for-profit advocacy organizations. The Massachusetts Public Interest Research Group (MASSPIRG) owns approximately 46% of Paradigm Partners.

        As compensation for the services rendered and obligations assumed by the Adviser, the Trust pays to the Adviser monthly a fee equal on an annual basis to 0.75% of the average daily net assets of the Balanced Fund, computed and accrued daily. For the fiscal years ended July 31, 2003, 2004 and 2005, the Balanced Fund incurred advisory fees aggregating, $289,361,$483,816 and $446,389, respectively.


        INVESTMENT SUBADVISER. Green Century Capital has entered into an Investment Subadvisory Agreement on behalf of the Balanced Fund with Trillium dated as of November 28, 2005. It is Trillium's responsibility under the direction of the Adviser, to make the day-to-day investment decisions for the Balanced Fund and to place the purchase and sale orders for the portfolio transactions of the Balanced Fund consistent with the environmental criteria established by the Adviser and subject to the general direction of the Adviser.

         Trillium, with principal offices located at 711 Atlantic Avenue, Boston, MA 02111, is an independent SEC-registered investment advisory firm devoted exclusively to environmentally and socially responsible investing. An employee-owned company, Trillium has been in the business of providing investment advisory services since 1982. Progressive Securities Corporation, c/o Wainwright Bank & Trust, 63 Franklin Street, Boston, MA 02110, owns 30% of the equity of Trillium in the form of non-voting preferred stock. Joan L. Bavaria, the founder and President of Trillium, owns more than 10% of Trillium's voting common stock. No other person or entity owns more than 10% of Trillium.

         Trillium manages equity and debt instruments in environmentally and socially responsible companies for its clients. As of September 30, 2005, Trillium had more than $929 million in assets under management.

         The Subadvisory Agreement became effective on November 28, 2005. If approved by the shareholders of the Balanced Fund, the Subadvisory Agreement will continue in effect for two years, and thereafter will continue in effect if such continuance is specifically approved at least annually by vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Balanced Fund or by vote of a majority of the Trust's Board of Trustees, and in either case by the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) at a meeting called for the purpose of voting on the Subadvisory Agreement. The Subadvisory Agreement may be terminated without penalty (i) by the Balanced Fund's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Balanced Fund on not more than 60 days' nor less than 30 days prior written notice to Trillium and Green Century Capital, (ii) by Green Century Capital upon not more than 60 days' nor less than 30 days prior written notice to the Balanced Fund and Trillium or (iii) by Trillium upon not less than 180 days' prior written notice to the Balanced Fund and Green Century Capital. The Trillium Subadvisory Agreement will automatically terminate in the event of its assignment. The Trillium Subadvisory Agreement provides that Trillium is not liable for any error of judgment or for any act or omission in the execution of securities transactions for the Balanced Fund, except for willful misfeasance, bad faith, gross negligence, violation of law or reckless disregard of its obligations and duties under the Trillium Subadvisory Agreement. If the Trillium Subadvisory Agreement is not approved by shareholders, it will terminate on April 27, 2006.

         Pursuant to the Subadvisory Agreement, Trillium makes the day-to-day investment selections for the Balanced Fund, subject always to the provisions of the 1940 Act and to the environmental criteria, investment objective, policies and restrictions imposed by the Balanced Fund's then-current Registration Statement under the 1940 Act and the Fund's Declaration of Trust and By-Laws. Subject to such policies as the Board of Trustees and Green Century Capital may determine, Trillium maintains a continuous investment program for the Balanced Fund, including investment research and management with respect to the investment and reinvestment of the Balanced Fund's securities, and takes such steps as may be reasonably necessary to implement the same. Trillium applies the environmental and other screening criteria developed by Green Century Capital and the Board of Trustees, as provided in the Balanced Fund's then-current Registration Statement. Trillium furnishes at its own expense all services, facilities and personnel necessary in connection with its activities under the Subadvisory Agreement. The Subadvisory Agreement provides that Trillium may render services to others.

         The Subadvisory Agreement provides that Trillium shall obtain for the Balanced Fund, in its best judgment, best available execution in executing the Balanced Fund's portfolio transactions, and shall direct orders in connection with the purchase and sale of the Balanced Fund's portfolio securities to broker-dealers that sell shares of the Balanced Fund only to the extent that placing such orders is in compliance with applicable laws. The Subadvisory Agreement also provides that Trillium may aggregate orders for the purchase or sale of portfolio securities for the Balanced Fund with orders for other portfolios managed by Trillium, provided that all securities purchased or proceeds of the sale of securities are allocated at the average execution price.

         Green Century Capital and Trillium have entered into a Letter of Agreement (the "Letter") in connection with the Subadvisory Agreement. This Letter addresses the provision by Trillium of certain marketing support services to promote the Balanced Fund, provides that Trillium will not act as a sponsor, administrator or adviser to any other socially or environmentally responsible mutual fund while serving as the subadviser to the Balanced Fund, and provides that Trillium will not act as a subadviser to any directly competitive mutual fund except in certain circumstances.

        If the shareholders of the Balanced Fund approve the Subadvisory Agreement, Green Century Capital will pay to Trillium, as full compensation for services to be rendered and expenses to be borne by Trillium, a monthly fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. Such fee shall be accrued daily and payable following the end of each quarter.

        Prior to November 28, 2005, Adams Harkness Asset Management, Inc. (Adams) served as the subadviser of the Balanced Fund through its subsidiary, Winslow Management Company. Until shareholders approve the Subadvisory Agreement, Trillium will receive the lesser of the fees payable under its Subadvisory Agreement for providing investment subadvisory services to the Balanced Fund or the fees payable under the Investment Subadvisory Agreement dated April 1, 1999 with Adams.

        Under the Investment Subadvisory Agreement with Adams, Green Century Capital paid to Adams as full compensation for the services rendered and expenses borne by Adams a fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Balanced Fund (the "Base Fee"). Such fee was accrued daily and payable at the end of each quarter, and was subject to the following adjustment: for each calendar quarter, the Base Fee was adjusted as follows: (i) if the Fund's total return (calculated in accordance with Rule 482 under the 1933 Act) for the immediately prior twelve month period ("Fund Total Return") was greater than the total return of the Lipper Directors' Analytical Data Balanced Fund Average (the "Index Total Return") plus 1%, then the Base Fee for such quarter was increased by an amount which was the product of .025% multiplied by the average daily net assets for such year, (ii) if the Fund Total Return exceeded the Index Total Return plus 2%, then the Base Fee for such quarter was increased by an amount which was the product of .05% multiplied by the average daily net assets for such year, (iii) if the Fund Total Return was less than the Index Total Return minus 1%, then the Base Fee for such quarter was decreased by an amount which was the product of .025% multiplied by the average daily net assets for such year, or (iv) if the Fund Total Return was less than the Index Total Return minus 2%, then the Base Fee for such quarter was reduced by an amount which was the product of .05% multiplied by the average daily net assets for such year.


        For Example:


If, on an annual basis, the Balanced Fund's Then the Adviser calculated and paid Total Return differed from the Index Total quarterly a fee to Adams which on an Return by: annual basis was equal to:


        positive 2.00% or more                                0.60%
        positive 1.00% to positive 1.99%                      0.50%
        negative 0.99% to positive 0.99%                      0.40%
        negative 1.00% to negative 1.99%                      0.30%
        negative 2.00% or more                                0.20%


        For the fiscal years ended July 31, 2003, 2004 and 2005, the Advisor paid Adams advisory fees aggregating $119,183, $372,573 and $121,437, respectively.


        Adam Seitchik, Cheryl Smith and Eric Becker (together, the "portfolio managers") are primarily responsible for the day-to-day investment management of the Balanced Fund. The following information regarding the portfolio managers, the other accounts that they manage, their compensation and potential conflicts of interest has been provided by Trillium.

         The lead portfolio manager responsible for the management of the Balanced Fund, Adam Seitchik, is Trillium's Chief Investment Strategist. Mr. Seitchik has 15 years of experience in the investment management field, is a CFA Charterholder, and has a Ph.D. in Economics. He has previous experience managing pooled accounts and significant experience in developing and executing investment strategy.

         Cheryl Smith, the portfolio management team member primarily responsible for developing and implementing the Balanced Fund's fixed income strategy, leads Trillium's fixed income investment process. She is a CFA Charterholder, holds a Ph.D. in Economics, and has 18 years of investment experience in socially and environmentally responsible portfolio management, including experience managing one fixed income and two equity mutual funds.

         Eric Becker, the portfolio management team member primarily responsible for developing the buy list of equity securities for the Balanced Fund's portfolio, has 12 years experience managing environmentally and socially responsible portfolios. He is a CFA Charterholder.

         Information Concerning Accounts Managed by the Portfolio Managers -- As of July 31, 2005, Messrs. Seitchik and Becker and Ms. Smith did not act as portfolio managers for any other investment company. As of July 31, 2005, Messrs. Seitchik and Becker and Ms. Smith acted as portfolio managers for one other pooled investment vehicle with assets of $12.2 million. As of July 31, 2005, Messrs. Seitchik and Becker and Ms. Smith also acted as portfolio managers for 266 other accounts with assets totaling $294.9 million. Neither the pooled investment vehicle nor the other accounts pay a performance based advisory fee.


         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, the Balanced Fund's portfolio managers, who manage multiple accounts, are presented with the following potential conflicts:


o The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Balanced Fund and/or other accounts. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Balanced Fund. Nevertheless, Trillium seeks to manage any competing interests for the time and attention of portfolio managers by having primary and back-up portfolio managers assigned to each account. Trillium also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the portfolio managers' fiduciary duties to the Balanced Fund.

o If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Balanced Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To address this situation, Trillium has adopted procedures for allocating portfolio transactions across multiple accounts.

o With respect to securities transactions for the Balanced Fund, Trillium determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts managed for organizations and individuals, Trillium may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Trillium may place separate, non-simultaneous, transactions for another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Balanced Fund or other account. To address this situation, Trillium maintains a trading policy procedure under which trade orders are blocked where appropriate based on the security involved, the size of the aggregated orders, and the broker-dealer requirements. In the event a number of trades are received at the same time, block trades with no directed broker involved are executed before trades directed to a particular broker by client instruction.

         As set forth above, Trillium has adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

         Information Concerning Compensation of Portfolio Managers -- The compensation of Messrs. Seitchik and Becker and Ms. Smith is comprised of a fixed base salary, participation in a firm-wide bonus pool based on operating earnings, and participation in a discretionary investment professional bonus determined by the management of Trillium. Factors influencing the discretionary bonus include work contribution, consistency of investment performance with overall firm investment disciplines, client retention, idea generation, and overall performance of Trillium. Management's assessment of performance is not tied to the performance of specific accounts. Salary and bonus are paid in cash; non-cash compensation is not used.

         Portfolio Manager Ownership in the Fund -- As of July 31, 2005, neither Mr. Seitchik nor Mr. Becker nor Ms. Smith owned any shares of the Balanced Fund.


EQUITY FUND AND INDEX TRUST

     INVESTMENT ADVISER. The Equity Fund has not retained the services of an investment adviser or investment subadviser since the Fund seeks to achieve its investment objective by investing all its assets in the Index Trust. The Index Trust has retained the services of Domini as manager and SSgA as submanager for the Index Trust.

        INVESTMENT MANAGER. Pursuant to a Management Agreement dated and effective as of October 22, 1997 (the "Management Agreement") between the Index Trust and Domini, Domini provides investment supervisory and administrative services to the Index Trust. The services provided by Domini consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Index Trust.

        The Management Agreement will continue in effect if its continuance is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Index Trust who are not "interested persons" of the Index Trust or of Domini at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Index Trust or by vote of a majority of the outstanding voting securities of the Index Trust. The Management Agreement also provides that it may be terminated at any time without the payment of any penalty by the Trustees or by the vote of a majority of the outstanding voting securities of the Index Trust, or by Domini, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Management Agreement shall automatically terminate in the event of its assignment.

        Pursuant to the Management Agreement, Domini shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Index Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. The Management Agreement further provides that the services of Domini to the Index Trust are not deemed to be exclusive, Domini being free to render investment advisory, administrative and/or other services to others.

        For its services under the Management Agreement, Domini receives a fee equal on an annual basis to 0.20% of the Index Trust's average daily net assets. For the fiscal years ended July 31, 2003, 2004 and 2005, Domini received management fees of, $2,383,240, $2,951,753 and $3,165,651, respectively.

         Domini is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, New York 10012, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The names of the members of Domini and their relationship to the Index Trust, if any, are as follows: Amy L. Domini, Chair of the Board and President of the Index Trust, and the Manager, and Chief Executive Officer of Domini; Steven D. Lydenberg, Vice President of the Index Trust and Chief Investment Officer of Domini; James E. Brooks; Jotham C. Kinder; John G. Kinder; Dal LaMagna; Domini Holdings LLC; and Committed Capital, LLC.

         "Domini 400 Social Index(SM)" is a service mark of KLD, which is licensed to Domini with the consent of Amy L. Domini (with regard to the word "Domini"). KLD is the owner of the Index, but is not the manager of the Portfolio. Pursuant to agreements among KLD, Domini, Ms. Domini and the Index Trust, the Index Trust may be required to discontinue the use of these service marks if (i) Domini ceases to be the Manager of the Index Trust, (ii) Ms. Domini withdraws or Domini withdraws her or its consent to the use of the word "Domini" or (iii) the license agreement between KLD and Domini is terminated.

         INVESTMENT SUBMANAGER. SSgA manages the assets of the Index Trust pursuant to an Investment Submanagement Agreement (the "Submanagement Agreement"). The Submanager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Index Trust's investments and effecting securities transactions for the Index Trust. The Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Index Trust's Board of Trustees or by a majority vote of the outstanding voting securities in the Index Trust at a meeting called for the purpose of voting on the Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Index Trust's Trustees who are not parties to the Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Submanagement Agreement.

         SSgA is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of SSgA and each of the principal executive officers and directors of SSgA is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

         The Submanagement Agreement provides that the Submanager may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Index Trust when authorized either by majority vote of the outstanding voting securities in the Index Trust (with the vote of each being in proportion to the amount of their investment) or by a vote of the majority of its Board of Trustees, or by Domini with the consent of the Trustees of the Index Trust and may be terminated by the Submanager on not less than 90 days' written notice to Domini and the Trustees of the Index Trust, and will automatically terminate in the event of its assignment. The Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Index Trust, except for willful misfeasance, bad faith or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

         Under the Submanagement Agreement, Domini pays SSgA an annual investment submanagement fee equal to the greater of $300,000 or the fee based on the following schedule:

               0.02% of the first $1 billion of net assets managed 0.01% of the next $1 billion of net assets managed
              0.0075% of net assets managed in excess of $2 billion



         The Index Trust is submanaged by a team of investment professionals from SSgA's Global Structured Products Group including David Chin, Heather McGoldrick, Michael Feehily, James May, and Karl Schneider. Each member of the team is jointly and primarily responsible for the day-to-day management of the Index Trust.

    David Chin has been a principal of SSgA and State Street Global Advisors since he joined State Street in 1999. He is responsible for managing both U.S. and International funds. Prior to joining State Street Global Advisors, Mr. Chin was a product analyst in the Analytical Services Group at Frank Russell Company. He has been working in the investment management field since 1992.

    Heather McGoldrick has been a principal of SSgA and State Street Global Advisors since she joined State Street in 1991. Prior to assuming portfolio management responsibilities in 2003, Ms. McGoldrick was also a Product Engineer. Her responsibilities include portfolio management, product development and research.

    Michael Feehily, CFA, has been a principal of SSgA and State Street Global Advisors since he joined State Street in 1992. He is head of the U.S. equity Team within the Global Structured Products Team. Mr. Feehily is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors.

    James May, CFA, has been a principal of SSgA and State Street Global Advisors since he joined State Street in 1991. He manages a variety of portfolios benchmarked to indexes including MSCI, Standard & Poor's and Russell.

    Karl Schneider has been a principal of SSgA and State Street Global Advisors since he joined State Street in 1996. He manages a variety of the firm's domestic and international passive funds.

Mr. Chin, Mr. Feehily, Mr. May and Mr. Schneider have served on the portfolio management team for the Index Trust since 2000. Ms. McGoldrick has served on the team since 2003.


      The following information regarding each investment professional's compensation, other accounts, and ownership of Fund shares has been provided by SSgA. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Index Trust and assets under management in those accounts. None of these funds or accounts pay performance-based fees.

-------------------------- ----------------------------- ------------------------------------- --------------------------------
                           OTHER REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
-------------------------- -------------- -------------- ----------------- ------------------- -------------- -----------------

    PORTFOLIO MANAGER         NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS        NUMBER        TOTAL ASSETS
-------------------------- -------------- -------------- ----------------- ------------------- -------------- -----------------

David Chin                       4        $0.1 billion          7            $20.29 billion          8         $13.2 billion
-------------------------- -------------- -------------- ----------------- ------------------- -------------- -----------------

Heather McGoldrick               1         $1.5billion          2             $0.6 billion           3          $1.1 billion
-------------------------- -------------- -------------- ----------------- ------------------- -------------- -----------------

Michael Feehily                  2        $7.5 billion          4            $16.6 billion          13         $10.4 billion
-------------------------- -------------- -------------- ----------------- ------------------- -------------- -----------------

Jim May                          4        $52.9 billion         3            $90.4 billion          14         $26.3 billion
-------------------------- -------------- -------------- ----------------- ------------------- -------------- -----------------

Karl Schneider                   6        $3.3 billion          12           $16.8 billion           8          $6.4 billion
-------------------------- -------------- -------------- ----------------- ------------------- -------------- -----------------


Conflicts of Interest Between the Index Trust and Other Accounts Subadvised by SSgA -- A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

      A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

      A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation of SSgA Investment Professionals -- The compensation of SSgA's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

         As of July 31, 2005, no investment professional listed above owned any shares of either the Domini Social Equity Fund or the Green Century Equity Fund.




ADMINISTRATOR, SUBADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN, AND EXPENSES
--------------------------------------------------------

ADMINISTRATOR. Pursuant to an Administrative Services Agreement dated April 7, 1995 between the Trust and Green Century Capital (the "Administration Agreement"), Green Century Capital, as the Trust's administrator (the "Administrator"), provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. As described in the Prospectus, the Administrator also pays, pursuant to the Administration Agreement, all the operating expenses of each Fund other than the Funds' investment advisory fees, if any, fees under the Distribution Plan, if any, interest, taxes, brokerage costs and other capital expenses, expenses of the non-interested Trustees of the Funds (including counsel fees) and any extraordinary expenses.

        Green Century Capital was founded in 1991 by a partnership of not-for-profit environmental advocacy organizations for the following purposes: to provide quality environmentally responsible investment opportunities to the members of its founding organizations and other environmentally conscious investors; to generate revenue to support the environmental research and advocacy work of its founding organizations; and to work in tandem with its founding organizations to promote greater corporate environmental responsibility by advocating that companies improve their environmental performance. As do the advocacy organizations that founded Green Century Capital, Green Century Capital upholds the right of people to speak for the public interest and corporate responsibility.

        The Administration Agreement provides that it shall remain in force until terminated. The Administration Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by the Administrator, in each case on not less than 30 days' written notice to the other party. The Administration Agreement further provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the performance of its duties, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the reckless disregard of its obligations and duties.

        For such administrative services, the Administrator receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Balanced Fund (including investment advisory and distribution fees), on an annual basis, do not exceed 2.50% of the Balanced Fund's average daily net assets up to $30 million, 2.25% on average net assets from $30 million to $100 million, and 1.75% on average net assets in excess of $100 million. The Administrator receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index Trust (including investment advisory fees and any amortization of organization expenses), on an annual basis, do not exceed 1.50% of the Equity Fund's average daily net assets.

        For the fiscal years ended July 31, 2003, 2004 and 2005, the Balanced Fund accrued administrative fees aggregating $557,258, $881,315 and $819,189, respectively. For the fiscal years ended July 31, 2003, 2004 and 2005, the Equity Fund accrued administrative service fees to the Administrator of the Trust aggregating $344,387,$408,012 and $436,364, respectively.

SUBADMINISTRATOR. Pursuant to a Subadministration Agreement dated July 7, 1997 (the "Subadministration Agreement"), between the Administrator and UMB Fund Services, Inc. ("UMBFS"), UMBFS provides certain day-to-day administrative services to the Trust, under the supervision and direction of the Administrator of the Trust. The Subadministration Agreement provides that it shall continue in effect for successive annual periods until terminated. The Agreement may be terminated at any time with respect to any one or both Funds without penalty (i) upon mutual consent of the parties, or (ii) by either party upon not less than ninety (90) days' written notice.

        The Subadministration Agreement provides further that UMBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Green Century Capital or the Funds in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadministration Agreement.

        Effective August 1, 2000, at average net assets of each Fund up to $125,000,000, UMBFS receives an annual base fee of $25,000 per Fund, as well as a fee based on each Fund's average net assets beginning at the annual rate of 0.11% on the first $50,000,000 of average net assets and decreasing as assets reach certain levels, subject to an annual minimum fee for each Fund of $40,500. The minimum annual fee increases 5% each year thereafter. At average net assets of each Fund greater than $125,000,000, UMBFS receives a fee based on each Fund's average net assets beginning at the annual rate of 0.13% on the first $50,000,000 of average net assets and decreasing as assets reach certain levels, subject to an annual minimum fee for each Fund of $40,500. The minimum annual fee increases 5% each year thereafter. UMBFS will no longer receive an annual base fee once each Fund's average net assets reach $125,000,000. For the fiscal years ended July 31, 2003, 2004 and 2005, the Administrator paid fees of, $69,651, $87,254 and $84,759, respectively, to UMBFS relating to services performed on behalf of the Balanced Fund. For the years ended July 31, 2003, 2004 and 2005, the Administrator paid fees of $69,651, $71,884 and $74,228, respectively, to UMBFS relating to services performed on behalf of the Equity Fund.

TRANSFER AGENT. Effective November 16, 1998, the Trust entered into a transfer agency agreement with Unified Fund Services, Inc. ("Unified") pursuant to which Unified acts as transfer agent for the Trust (the "Transfer Agent"). Unified maintains an account for each shareholder of each Fund, performs other transfer agency functions and acts as dividend disbursing agent for each Fund.

CUSTODIAN. Pursuant to a Custodian Agreement with each of the Trust and the Index Trust, Investors Bank & Trust Company ("IBT") acts as the custodian of the Funds' assets (i.e., cash and securities or, in the case of the Equity Fund, its interest in the Index Trust) and as the custodian of the Index Trust's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Funds' and the Index Trust's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Funds' and the Index Trust's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares and interests in the Fund and the Index Trust, respectively. Securities held by the Funds and the Index Trust may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Funds or the Index Trust nor does the Custodian decide which securities the Funds or the Index Trust will buy or sell. The Index Trust may, however, invest in securities of the Custodian and may deal with the Custodian as a principal in securities transactions. For its services, IBT will receive such compensation as may from time to time be agreed upon by it and the Funds and the Index Trust, as the case may be.

DISTRIBUTION PLAN
-------------------------------------------------------

        The Trust has adopted a Distribution Plan with respect to the Balanced Fund in accordance with Rule 12b-1 under the 1940 Act after concluding that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Trust has not adopted a Distribution Plan with respect to the Equity Fund. The Distribution Plan provides that the Balanced Fund shall pay a fee to UMB Distribution Services, LLC (the "Distributor"), as the distributor of shares of the Balanced Fund, at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for expenses (i) of compensating broker-dealers with trail or maintenance commissions and (ii) of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. For the fiscal year ended July 31, 2005, the Balanced Fund accrued distribution fees aggregating $148,796 (of which $132,428 was spent on advertising and $16,368 was spent on printing and mailing prospectuses to other than current shareholders).


        The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to its Board of Trustees, and its Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees shall be committed to the discretion of the disinterested Trustees then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the shareholders of the Balanced Fund. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.


        The Distributor acts as the agent of the Trust in connection with the offering of shares of the Balanced Fund and the Equity Fund pursuant to a Distribution Agreement. After the prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Funds to prospective investors.


FINANCIAL INTERMEDIARIES

--------------------------------------------------------


         Green Century Capital may enter into contracts with banks, brokers and other financial intermediaries ("Financial Intermediary"). When a customer of the Financial Intermediary purchases or redeems shares through that Financial Intermediary (and/or through designated intermediaries of the Financial Intermediary) it provides certain services such as: (1) necessary personnel and facilities to establish and maintain certain shareholders accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Green Century Funds; (2) assists in processing purchase and redemption transactions; (3) arranges for the wiring of funds; (4) transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; (5) provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; (6) furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; (7) transmits proxy statements, annual reports, updated prospectuses and other communications from the Green Century Funds to its customers; (8) and receives, tabulates and transmits to the Green Century Funds proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, the Financial Intermediary receives fees from Green Century Capital as agreed upon from time to time between Green Century Capital and such Financial Intermediary.

         An investor who has an account with a Financial Intermediary may place purchase orders for Fund shares with the Green Century Funds through that Financial Intermediary. Subject to applicable law, the Funds will be deemed to have received the purchase or redemption order for Fund shares when a Financial Intermediary or its designated intermediary accepts the purchase or redemption order and such orders will be priced at each Fund's net asset value after the acceptance of the purchase or redemption order by a Financial Intermediary or its designated intermediary.

         Note, however, that if shares are redeemed within 60 days of purchase, or acquisition through exchange, a redemption fee equal to 2% of the net asset value of the shares redeemed will be charged. The fee is charged for the benefit of remaining shareholders and will be paid to a Fund to help offset transaction costs a Fund may incur due to excess short-term trading in a Fund. To calculate redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being redeemed. Under this method, the date of the redemption will be compared with the earliest purchase date shares were acquired for the account. The Funds reserve the right to modify the terms of, or terminate, the fee at any time.

         Each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. A transaction or other fee may be charged by a Financial Intermediary on the purchase of Fund shares. Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares. Shares held by a Financial Intermediary on behalf of a shareholder must be redeemed through that Financial Intermediary. A transaction or other fee may be charged by a Financial Intermediary on the redemption of Fund shares.

NET ASSET VALUE; REDEMPTION IN KIND
--------------------------------------------------------
        The net asset value ("NAV") of each Fund's shares is determined each day the NYSE is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except in an emergency and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination of NAV of shares of the Fund is made once during each such day as of the close of regular trading of the NYSE (usually 4:00 p.m., Eastern time) in the case of the Funds by deducting the amount of each Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

        Valuation Procedures: Balanced Fund--The investments held by the Green Century Balanced Fund are valued as per the procedures set forth below:

o Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price as of the close of trading of the NYSE. Securities listed on national securities exchanges other than NASDAQ for which last sale prices are not available are valued at the mean between the closing bid and closing asked prices.

o NASDAQ National Market(R) and Small CapSM securities are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ's published procedures if it falls outside this range. If an NOCP is not available for any such security, the security will be valued at the last sale price or, if there have been no sales that day, at the mean between the current bid and ask price.

o OTC Bulletin Board securities are valued at the last reported trade prices in accordance with NASDAQ procedures or, if there is no sale of such a security on that day, at the mean between the current bid and current ask price.

o Unlisted securities are valued at the last sale price or, when last sale prices are not available, at the last quoted bid price.

o Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities.

o Short-term obligations maturing in 60 days or less are valued at amortized cost.

o All other securities not listed above and all securities for which current market quotations are not readily available are valued at "fair value" as determined in good faith under the guidelines that have been established by the Board of Trustees of the Green Century Funds.


         The frequency with which the Balanced Fund's investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which the Balanced Fund invests pursuant to its investment objective, strategies and limitations.

         Investments that may be valued using fair value pricing include, but are not limited to the following: (i) an unlisted security related to corporate actions, (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933), (iii) a security whose trading has been suspended or that has been delisted from its primary trading exchange, (iv) a security that is thinly traded, (v) a security in default or bankruptcy proceedings for which there is no current market quotation, (vi) a security affected by extreme market conditions, (vii) a security affected by currency controls or restrictions, and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Balanced Fund's net asset value is computed and that may materially affect the value of the
Fund). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

         While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount that the Balanced Fund would expect to receive upon its current sale. Some, but not necessarily all, of the general factors that may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces that influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         Valuing the Balanced Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market prices. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of the Balanced Fund's investments and the reflection of that change in the Balanced Fund's net asset value.

        Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of the Balanced Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act with respect to the Balanced Fund, as a result of which the Trust is obligated with respect to any one investor during any 90 day period to redeem shares of the Balanced Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such 90 day period.

        Valuation Procedures: Equity Fund and Index Trust--The value of the Index Trust's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Equity Fund determines its NAV per share. The NAV of the Equity Fund's investment in the Index Trust is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Index Trust less the Fund's pro rata share of the Index Trust's liabilities.

        Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NOCP. If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

        Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Index Trust's Manager or the Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees of the Index Trust or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.


         Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Index Trust. Amortized cost involves valuing an instrument at its original cost to the Index Trust and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


         All other securities and other assets of the Index Trust for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the Board of Trustees of the Index Trust. The frequency with which the Index Trust's investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which the Index Trust invests pursuant to its investment objective, strategies and limitations.

         Investments that may be valued using fair value pricing include, but are not limited to the following: (i) an unlisted security related to corporate actions, (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933), (iii) a security whose trading has been suspended or that has been delisted from its primary trading exchange, (iv) a security that is thinly traded, (v) a security in default or bankruptcy proceedings for which there is no current market quotation, (vi) a security affected by extreme market conditions, (vii) a security affected by currency controls or restrictions, and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Index Trust's net asset value is computed and that may materially affect the value of the Index Trust's investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

        While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Index Trust would expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

        Valuing the Index Trust's investments using fair value pricing will result in using prices for those investments that may differ from current market prices. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of the Index Trust's investments and the reflection of that change in the Index Trust's net asset value.



INCOME TAXES
--------------------------------------------------------

        The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Funds and their shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations.

TAXATION OF THE FUNDS

        Each Fund has elected to be, and intends to qualify to be treated each year as, a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code a Fund will not be subject to federal income taxes on amounts distributed to shareholders. As long as a Fund qualifies as a "regulated investment company" under the Code, that Fund will not be required to pay Massachusetts income or excise taxes.

        Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of stock, securities, or foreign currencies, be derived from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or (subject to certain limitations) foreign currencies or other income derived with respect to its business of investing in such stock, securities, or foreign currencies and (ii) net income derived from an interest in a "qualified publicly traded partnership" as defined in the Code; and (b) the holdings of a Fund are diversified so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash and cash items, receivables, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), the securities of two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships". In addition, in order not to be subject to federal income tax on amounts distributed to shareholders, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed annually to the Fund's shareholders. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as dividend income to the shareholders. Under these circumstances, corporate shareholders may be eligible for the "dividends received deduction" in respect of those dividends and non-corporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute "qualified dividend income". (See "Taxation of Shareholders" below.)

TAXATION OF SHAREHOLDERS

        Shareholders of the Funds will normally have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Funds. Except as discussed below, dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of ordinary dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, to the extent such distributions are derived from, and designated by a Fund as, "qualified dividend income". If more than 95% of a Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income", a Fund may designate, and a Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income". "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations", which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions in respect of stock of a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" are not "qualified foreign corporations". If a Fund invests in equity securities of U.S. corporations, a portion of the Fund's ordinary income dividends will normally be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses), whether made in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

        Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared. The Funds will notify shareholders regarding the federal tax status of their respective distributions after the end of each calendar year.

        Any Fund distribution will have the effect of reducing the per share net asset value of that Fund's shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

        Disposition of Shares-- In general, any gain or loss realized on the disposition of Fund shares by a shareholder who holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the disposition of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

        U.S. Taxation of Non-U.S. Persons -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. For Fund taxable years beginning in 2005 through 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to file such claims.

        Backup Withholding -- Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to that Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Any amounts overwithheld may be recovered by filing a claim for a refund with the U.S. Internal Revenue Service within the time period appropriate to file such claims.

        Foreign Income Taxation of Non-U.S. Persons -- Distributions received from the Funds by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

        State and Local Income Taxes: U.S. Government Securities -- Dividends that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Balanced Fund intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

        Foreign Income Taxes -- Investment income and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The Funds do not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Funds or the Index Trust to a reduced rate of tax or an exemption from tax on such income; the Funds and the Index Trust intend to qualify for treaty reduced rates where available. It is not possible, however, to determine the Funds' effective rate of foreign tax in advance, since the amount of the Funds' and the Index Trust's assets to be invested within various countries is not known.

         Foreign Investments -- Special tax considerations apply with respect to foreign investments. Foreign exchange gains and losses may be treated as ordinary income and loss. Use by a Fund or the Index Trust of foreign currencies for non-hedging purposes and investments in certain "passive foreign investment companies" may be limited in order to avoid a tax on the applicable Fund. A Fund or the Index Trust may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the applicable Fund or the Index Trust to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the applicable Fund, the applicable Fund or the Index Trust may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

         Certain Specific Investments -- Any investment in zero coupon bonds, certain stripped securities, and certain other securities purchased at a market discount will cause the Balanced Fund or the Index Trust to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Funds, the Balanced Fund or the Index Trust may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Any investment by the Balanced Fund in residual interests of a Collateralized Mortgage Obligation ("CMO") that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Balanced Fund has state or local governments or other tax-exempt organizations as shareholders.
        Options, Futures Contracts, and Forward Contracts --The Balanced Fund's (and, where applicable, the Index Trust's) transactions in options, futures contracts, forward contracts and certain related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions that substantially diminish risk of loss with respect to other positions in the applicable portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of losses, adjustments in the holding periods of securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Balanced Fund's and Index Trust's activities in options, futures contracts, and forward contracts may be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
--------------------------------------------------------
        The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.01 per share) of each series and to divide or combine the shares into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Funds are the only current series of shares of the Trust, and the Trust has reserved the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in fundamental investment policy, but shares of all series may vote together in the election or selection of Trustees, principal underwriters and accountants. Upon liquidation or dissolution of a series, shareholders of that series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders.

        Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no present intention to hold annual meetings of shareholders, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (i.e., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Objectives, Policies and Restrictions Investment Restrictions".) Shares have no preference, preemptive, conversion or similar rights. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they chose to do so. Shares, when issued, are fully paid and nonassessable, except as set forth below. The Fund may be terminated
(i) upon sale of its assets, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such sale of assets, the approval by vote of the majority of the Fund's outstanding shares will be sufficient, or (ii) by the vote of the holders of the majority of the Fund's outstanding shares, or (iii) by the Trustees of the Trust by written notice to the shareholders. If not so terminated, each Fund will continue indefinitely.

        The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        The Index Trust is organized as a trust under the laws of the State of New York. The Equity Fund and other entities investing in the Index Trust (e.g., other investment companies and common and commingled trust funds) are each liable for all obligations of the Index Trust. However, the risk of the Equity Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Index Trust itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Equity Fund nor its shareholders will be adversely affected by reason of the Equity Fund's investing in the Index Trust.

        Each investor in the Index Trust, including the Equity Fund, may add to or reduce its investment in the Index Trust on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Index Trust will be determined by multiplying the net asset value of the Index Trust by the percentage representing that investor's share of the aggregate beneficial interests in the Index Trust effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Index Trust will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Index Trust as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Index Trust effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Index Trust as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Index Trust by all investors in the Index Trust. The percentage so determined will then be applied to determine the value of the investor's interest in the Index Trust as of the close of business on the following Fund Business Day.

        The Trustees of Green Century have adopted the following policy with respect to voting shares of the Index Trust held by the Equity Fund: Whenever the Equity Fund is requested to vote on a matter pertaining to the Index Trust, the Trustees will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Equity Fund and vote the shares only in accordance with such instructions, or vote the shares held by the Equity Fund in the same proportion as the vote of all other holders of shares in the Index Trust. Whenever the Trustees determine to seek the instructions of the Equity Fund shareholders, the Equity Fund will hold a meeting of its shareholders and, at the meeting of investors in the Index Trust, the Equity Fund will cast all of its votes in the same proportion as the votes of the Equity Fund's shareholders. Equity Fund shareholders who do not vote will not affect the Equity Fund's votes at the Index Trust meeting. Shares of the Equity Fund for which no voting instructions have been received will be voted by the Trustees in the same proportion as the shares for which it receives voting instructions.
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
--------------------------------------------------------

                                  BALANCED FUND


        Specific decisions to purchase or sell securities for the Fund are made by a team of portfolio managers who are employees of the Subadviser and who are appointed and supervised by its senior officers. The Board of Trustees reviews changes in the Fund's investments. The Fund's portfolio managers may serve other clients of the Subadviser in a similar capacity.


        The Subadviser makes decisions concerning the execution of portfolio security transactions of the Balanced Fund, including the selection of the market and the broker-dealer firm. The Subadviser is also responsible for the execution of transactions for all other accounts managed by it.

        The Subadviser places the security transactions of the Balanced Fund and of all other accounts managed by it for execution with various broker-dealer firms. The Subadviser uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Subadviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, the impact of liquidity rebates on the selection of brokers and the negotiation of commission rates, and the reasonableness of the commission, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. In an underwritten offering the price paid by the Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of the Subadviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Subadviser's other clients in part for providing brokerage and research services to the Subadviser.

        As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Balanced Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities that the Subadviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.


        It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assists such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, the Subadviser may receive Research Services from some broker-dealer firms with which the Subadviser places the Fund transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. The Research Services allowable may change pending SEC guidance. Any particular Research Service obtained through a broker-dealer may be used by the Subadviser in connection with client accounts other than those accounts that pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Subadviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Balanced Fund is not reduced because the Subadviser receives such Research Services. The Subadviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Subadviser believes are useful or of value to it rendering investment advisory services to its clients.


        Securities considered as investments for the Balanced Fund may also be appropriate for other investment accounts managed by the Subadviser or its affiliates. The Subadviser will attempt to allocate equitably portfolio security transactions among the Fund and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such accounts, the size of investment commitments generally held by the Fund and such accounts and the opinions of the persons responsible for recommending investments to the Fund and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust and the Fund that the benefits available from the Subadviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

          For the fiscal years ended July 31, 2003, 2004 and 2005, the Balanced Fund paid brokerage commissions aggregating $284,908, $301,040 and $225,198, respectively.

         To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or a subadviser. The Trust has adopted procedures in accordance with Section 17(e)(2) and Rule 17e-1 under the 1940 Act to ensure that all commissions, fees and other remuneration, including liquidity rebates for order flow, to be paid to such affiliated brokers are fair and reasonable to each Fund's shareholders.

         In addition, the Trust has adopted procedures to require that the Subadviser does not place trades for the purpose of generating any remuneration for an affiliated or non-affiliated broker-dealer (other than commissions), including liquidity rebates for order flow.

         Further, the Subadviser is required to report on a quarterly basis, to the extent that the information is available, all remuneration (in addition to commissions) received by affiliated and non-affiliated broker-dealers in respect of the Balanced Fund's portfolio transactions or, if such information is not available, that it has determined that such remuneration, if any, was not material in relation to the selection of brokers and the negotiation of commission rates.

        For the fiscal years ended July 31, 2003, 2004 and 2005, respectively, the Balanced Fund paid $178,673, $178,288 and $107,095, respectively to Adams, Harkness & Hill, Inc., an affiliate of Adams. Adams is the Subadviser to the Green Century Balanced Fund. For the fiscal year ended July 31, 2005, this amount represented 47.56% of the Fund's aggregate brokerage commissions, and 43.50% of the aggregate dollar amount of the Fund's transactions involving the payment of commissions.


        The portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less). Higher levels of Fund activity result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objective. The portfolio turnover rates for the Balanced Fund for the fiscal years ended July 31, 2003, 2004 and 2005 were 94%, 81% and 86%, respectively.

                           EQUITY FUND AND INDEX TRUST

        Specific decisions to purchase or sell securities for the Index Trust are made by portfolio managers who are employees of SSgA and who are appointed and supervised by its senior officers. The portfolio managers of the Index Trust may serve other clients of SSgA in a similar capacity.

        Frequent changes in the Index Trust's holdings may result from the policy of attempting to correlate the Index Trust's securities holdings with the composition of the Social Index, and the frequency of such changes will increase as the rate and volume of purchases and redemptions of shares of the Index Trust increases. The annual portfolio turnover rates of the Index Trust for the fiscal years ended July 31, 2003, 2004 and 2005 were 8%, 8% and 9%, respectively.

        The Index Trust's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. SSgA attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Index Trust and other clients of SSgA on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. A Submanager may also consider social factors, such as whether the brokerage firm is minority-owned, in selecting broker-dealers, subject to the Submanager's duty to obtain best execution. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), SSgA normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.

        Domini requires SSgA to provide a quarterly certification that it has not entered into any so-called "soft dollar" arrangements. "Soft dollar" arrangements are arrangements whereby commissions paid by a mutual fund are used to pay for products or services used by the mutual fund's manager. For the fiscal years ended July 31, 2003, 2004 and 2005, the Index Trust paid brokerage commissions of $154,136, $129,543 and $129,361, respectively. For the fiscal years ended July 31, 2003, 2004 and 2005 the Equity Fund paid no brokerage commissions.

         No Portfolio transactions may be executed with the Manager or the Submanager, or with any affiliate of the Manager or the Submanager, acting either as principal or as broker, except as permitted by applicable law.

         For the fiscal years ended July 31, 2004 and 2005, the Index Trust did not pay any brokerage commissions to State Street Global Markets, LLC, an affiliate of the Submanager. The Index Trust paid $585 in brokerage commission to State Street Global Markets, LLC during its fiscal year ended July 31, 2003.
        In certain instances there may be securities that are suitable for the Index Trust as well as for one or more of SSgA's or Domini's other clients. Investment decisions for the Index Trust and for SSgA's or Domini's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Index Trust is concerned. However, it is believed that the ability of the Index Trust to participate in volume transactions will produce better executions for the Index Trust.

PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------

        The Funds have adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by each of the Funds. The Policies and Procedures for the Disclosure of the Green Century Funds' Portfolio Holdings is provided in Appendix C.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------

        KPMG LLP is the independent registered public accounting firm of the Balanced Fund, the Equity Fund and the Index Trust, providing audit services and review of filings with the SEC. The financial statements of the Funds and the financial statements of the Index Trust have been incorporated by reference in reliance upon the reports of KPMG LLP


ADDITIONAL INFORMATION
--------------------------------------------------------

        A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Funds' portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

        With respect to the securities offered by the Funds' Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

        Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS
--------------------------------------------------------
The financial statements of the Funds and the Index Trust as of July 31, 2005, filed as part of each Fund's annual report with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, are hereby incorporated by reference from such report. Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-93-GREEN or visiting the Funds' web site at www.greeencentury.com.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS1
--------------------------------------------------------

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well established industries.

-    High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS:

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack an S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1 ".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD BOND RATINGS

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior

COMMERCIAL PAPER/CERTIFICATES OF DEPOSIT

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                    * * * * *

NOTES:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings that would be given to these securities on the date of the Fund's fiscal year end.

Bonds that are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Balanced Fund is dependent on the investment adviser's or investment subadviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

APPENDIX B-1 - GREEN CENTURY CAPITAL MANAGEMENT PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------

INTRODUCTION

Green Century Capital Management, Inc. (Green Century), as the investment adviser, is responsible for voting the proxies for securities held by the Green Century Balanced Fund (the Balanced Fund) and for any other series of the Green Century Funds for which it serves as the adviser (the Funds and each a Fund). Green Century has performed this duty for the Balanced Fund since the inception of the Balanced Fund.

In considering each proxy vote, Green Century weighs first and foremost the best interests of the Funds and the best interests of the Funds' shareholders. Green Century's policy is to ensure that all the Funds' proxies are at all times voted in the best interest of the Funds and their shareholders. The Green Century Capital Management, Inc. Proxy Voting Policies and Procedures (the Policies and Procedures) that follow are designed to protect the best interests of the Funds and their shareholders. Green Century is guided by these policies in making proxy voting decisions.

These policies do not discuss every issue on which the Fund may be asked to vote, and there may be occasions when Green Century believes that a vote that does not adhere strictly to these policies is in the best interests of the Fund and the Fund's shareholders. In these cases, Green Century will vote the Fund's shares in accordance with its view of the best interests of the Fund's shareholders.

CONFLICT OF INTEREST POLICIES AND PROCEDURES

Where voting on a particular issue on behalf of the Fund may represent a material conflict between the interests of the Fund and the interests of Green Century, Green Century will provide full disclosure, prior to voting the proxy in question, to a committee of the Board which shall be comprised solely of independent Trustees. The disclosure will include an explanation of the issue, the potential conflict involved, and Green Century's proposed resolution of that conflict. The committee of the Board has the authority to approve or change Green Century's proposed vote on the proxy issue in question. In following these procedures, Green Century's goal is to vote at all times in accordance with the best interests of the Fund and its shareholders.

ENVIRONMENTAL ISSUES

Green Century believes that environmental issues are the most critical issues facing our nation and our world in the twenty-first century. Our focus is on the environment and the role that we can play to protect it. Green Century will, on behalf of the Fund, vote proxies in favor of resolutions designed to address and resolve environmental problems. In addition to voting the Fund's proxies in support of environmental protection, Green Century conducts shareholder advocacy campaigns to promote corporate environmental responsibility.

Below are the primary environmental issues that are frequently raised in shareholder resolutions and a discussion of how Green Century will vote on these issues on behalf of the Fund.

ENERGY AND NATURAL RESOURCE CONSERVATION

America's prosperity has resulted largely from the extraordinary abundance of water, wood, oil, and other natural resources our country enjoys. But the enormous environmental cost of extracting and consuming these resources can be measured in scarred landscapes, brown clouds and overflowing garbage dumps. Our breakneck rate of consumption has earned us the moniker "the throwaway society;" it has also led experts to predict a day of reckoning in the foreseeable future, when demand outstrips the supply of many of our natural resources.

Green Century advocates for the sustainable use of our natural resources. We call for the development of clean, renewable energy. We support conservation and efficiency, reuse and recycling, and other policies to ensure quality of life not just for ourselves, but for generations to come.

Green Century will encourage the conservation of our natural resources by voting the Fund's proxies as described below. When given the opportunity to vote on other conservation issues, Green Century will choose to vote in whatever way supports resource conservation.

Climate Change: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company disclose information on the environmental and financial risks of climate change, as well as resolutions requesting that a company take action to reduce its impact on the global climate.

Renewable Energy and Energy Efficiency: Green Century will vote the Fund's proxies to SUPPORT resolutions encouraging a company to increase its investments in renewable energy and energy efficiency.


Product Responsibility: Shareholders have asked companies to take responsibility for the environmental impact of their products throughout their lifecycle, including reducing the toxic substances used to make products, and assisting in and promoting the recycling of products. Green Century will vote the Fund's proxies to SUPPORT resolutions in these areas.

Use of Recycled Materials: Green Century will vote the Fund's proxies to SUPPORT resolutions that request a greater use of recycled content in a company's products, and the greater use of recycled paper overall.

PUBLIC HEALTH

Clean air, clean water and safe food are the most basic necessities of a healthy life. Yet, from "The Jungle" of Upton Sinclair to Love Canal, corporations and the government have a long track record of gambling with the public's health.

Green Century supports action to protect the public from threats to the purity of our air, water and food, including the elimination of dangerous chemicals and practices and the cleanup of areas that have been contaminated with dangerous pollutants. Green Century also pressures industry to find safer ways of doing business in order to prevent future pollution.

Green Century will promote public health protections by voting the Fund's proxies as described below. When given the opportunity to vote on other public health issues, Green Century will vote to support public health protections.

Toxics: Green Century will vote the Fund's proxies to SUPPORT resolutions asking a company to reduce the use of toxic chemicals in its products.

Toxic Waste Sites: Green Century will vote the Fund's proxies to SUPPORT resolutions that encourage a company to report on areas that it has contaminated with toxic waste, including Superfund sites and brownfields, and to take responsibility for cleaning up those sites.

PVC Plastics: Polyvinyl chloride (PVC) plastics have been linked to cancer and other debilitating illnesses. Green Century will vote the Fund's proxies to SUPPORT resolutions that seek the elimination of the use of PVC.

Mercury: Green Century will vote the Fund's proxies to SUPPORT resolutions that seek the elimination of the use of mercury in consumer and medical products.

Environmental Reports: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company disclose information on the company's programs or activities regarding the environment.

Genetically Engineered (GE) Foods: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company report on and reduce its use of GE ingredients, as well as resolutions asking for the labeling of such foods.

PRESERVATION ISSUES

The natural environment is the ecological bedrock on which all life depends. Yet from the extinction of species to the vanishing wilderness, the pursuit of short-term gain has come at a terrible cost to our natural heritage. Green Century supports the preservation of our environment - for its own sake, for its ecological value, and for the inspiration and wonder it provides for the world's people. Green Century supports the protection of natural ecosystems, large and small, around the world, as well as the endangered and threatened species that need them to survive.

Green Century will help to preserve our environment by voting the Fund's proxies as described below. When given the opportunity to vote on other preservation issues, Green Century will choose to vote in whatever way supports the preservation of our wilderness and public lands.

Arctic National Wildlife Refuge and other wilderness areas: Green Century will vote the Fund's proxies to SUPPORT resolutions asking a company not to conduct destructive operations, such as oil drilling or mining, in these areas.

Ancient Forests: Green Century will vote the Fund's proxies to SUPPORT resolutions that promote the elimination of sales of wood from ancient forests.

Sprawl and Open Space: Green Century will vote the Fund's proxies to SUPPORT resolutions that demand that a company not unnecessarily destroy or develop open spaces and wilderness areas.

PRODUCT RESPONSIBILITY

Shareholders have asked companies to take responsibility for the environmental impact of their products throughout their lifecycle, including reducing the toxic substances used to make products, and assisting in and promoting the recycling of products. Green Century will vote the Fund's proxies to support resolutions in these areas.

PVC Plastics: Polyvinyl chloride (PVC) plastics have been linked to cancer and other debilitating illnesses. Green Century will vote the Fund's proxies to SUPPORT resolutions that seek the elimination of the use of PVC.

Mercury: Green Century will vote the Fund's proxies to SUPPORT resolutions that seek the elimination of the use of mercury in consumer and medical products.

Use of Recycled Materials: Green Century will vote the Fund's proxies to SUPPORT resolutions that encourage the greater use of recycled content in a company's products, and the greater use of recycled paper overall.

CERES Principles: Green Century will vote the Fund's proxies to SUPPORT resolutions asking a company to adopt the CERES Principles.

TOBACCO ISSUES

The tobacco industry has created an environmental and public health disaster. Almost 5 million people die each year from tobacco-related illnesses. Green Century believes that the industry must take responsibility for the production, marketing, and distribution of its products so that consumers, especially children and non-smokers, are not harmed.

Green Century will help to bring about this change by voting the Fund's proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will choose to vote in whatever way supports responsible tobacco industry policies.

Green Century will, on behalf of the Fund, SUPPORT resolutions which aim to limit or eliminate tobacco sales, use and advertising.

Sales to Minors: Green Century will vote the Fund's proxies to SUPPORT resolutions that call on retailers to stop selling cigarettes and resolutions that ask retailers to ensure that they are not selling tobacco products to minors.

Smoke-Free Policies: Green Century will vote the Fund's proxies to SUPPORT resolutions that encourage restaurants and other businesses to adopt smoke-free policies.

Tobacco Advertising: Green Century will vote the Fund's proxies to SUPPORT resolutions that request that media companies report on the effects of tobacco advertising and that encourage restrictions on such advertising.


CORPORATE GOVERNANCE ISSUES

The name Enron has become synonymous with poor corporate governance. But the problems that brought down Enron are much broader and deeper than the scandals that have plagued all too many of this country's largest companies in recent years. When corporations are not controlled by a strong system of democratic corporate governance, they are then able to ignore the best interests of their shareholders. This betrayal of shareholders' best interests harms not only the shareholders but also other stakeholders such as the company's employees, the general public, and the environment.

Green Century believes that a strong system of democratic corporate governance is necessary to protect investors and other stakeholders from corporate mismanagement and malfeasance.

Green Century will help to bring about needed reforms by voting the Fund's proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will choose to vote in whatever way supports more democratic corporate governance policies.

GENERAL

Management Compensation and Environmental and Social Performance: Green Century will vote the Fund's proxies to SUPPORT resolutions that request reports on the link between executive compensation and a company's record on environmental and social issues.

Director and Executive Compensation: Green Century will vote the Fund's proxies to SUPPORT resolutions that request a report on director and executive compensation, as well as resolutions that would require policies to restrict compensation to reasonable levels.

Auditor Independence: Green Century believes that auditors who provide non-audit-related services, other than tax services, to a company could have a conflict of interest. Therefore, Green Century will vote the Fund's proxies to SUPPORT the re-appointment of a company's auditor only if the auditor did not receive any non-audit-related fees, excluding tax services fees, from the company in the previous year. Also, Green Century will vote the Fund's proxies to SUPPORT resolutions that encourage companies to have only audit-related services and tax services provided by the company's auditor.

In-Person Annual Meetings: Some companies have lobbied for the right to replace in-person annual meetings with meetings held via the Internet. Green Century believes that this practice would limit shareholder democracy; thus, Green Century will vote the Fund's proxies to SUPPORT resolutions asking companies to commit to continuing to hold in-person annual meetings.

Political Contributions: Green Century will vote the Fund's proxies to SUPPORT resolutions encouraging a company to cease contributing to political parties or partisan activities.

BOARDS OF DIRECTORS

Green Century will, on behalf of the Fund, support resolutions designed to enhance the independence and diversity of boards of directors and, where possible, to encourage concern for corporate environmental responsibility among the members of a board of directors.

Candidates for Director: Green Century will vote the Fund's proxies to SUPPORT only those candidates who, to the best of Green Century's knowledge, have a demonstrated commitment to the environment. Green Century will, on behalf of the Fund, OPPOSE all other candidates.

Staggered or Classified Boards: Some companies stagger the terms of their directors; thus, all directors are not up for election each year. Green Century believes this practice limits opportunities for shareholder democracy; thus Green Century will vote the Fund's proxies to SUPPORT resolutions that would eliminate staggered boards.

Cumulative Voting: This practice allows shareholders to cast all of their director votes for one candidate. Green Century believes cumulative voting aids in the election of truly independent directors to a company's board. Thus, Green Century will vote the Fund's proxies to SUPPORT resolutions to allow cumulative voting.

Independent Boards: Green Century will vote the Fund's proxies to SUPPORT resolutions that require a majority or more of a company's directors be independent of the company.

Independence of Committees: Green Century will vote the Fund's proxies to SUPPORT resolutions that require that audit, compensation, and nominating committees of directors be filled exclusively with independent directors.

Diversity of Board: Green Century will vote the Fund's proxies to SUPPORT resolutions encouraging companies to adopt policies to promote a diverse slate of board of directors' candidates.

CORPORATE STRUCTURE

Green Century will, on behalf of the Fund, support resolutions designed to encourage corporate responsibility and democracy.

Employee Stock Ownership Plans (ESOP's): Green Century will vote the Fund's proxies to SUPPORT resolutions to create and maintain these plans as a means of fostering employee ownership.

Stock Option Plans: Green Century will vote the Fund's proxies to SUPPORT stock option plans only if at least 90% of the options granted under the plan are granted to non-executive level employees.

Stock Issuance: Green Century will vote the Fund's proxies to SUPPORT the issuance of stock of a company unless Green Century has reason to believe that the company's investment banker has a conflict of interest or the issuance is designed to thwart a takeover bid.

COMMUNITY REPORTING AND DISCLOSURE OF INFORMATION ISSUES

Public disclosure of information is fundamental to this country's financial system. Investors who are armed with accurate and complete information about a company can hold that company accountable for its performance. Unfortunately, all too often companies do not disclose significant risks that their business faces, especially when these risks concern environmental and social issues.

Green Century believes that investors and the general public are entitled to information relating to a company's performance in all areas, including environmental and social impacts of a company's operations. Green Century supports further regulatory action to require that public companies disclose risks relating to environmental and social issues.

Green Century will help to support greater disclosure by voting the Fund's proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will choose to vote in whatever way supports disclosure of information.

Environmental Reports: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company disclose information on the company's programs or activities regarding the environment.

Standards of Conduct: Green Century will vote the Fund's proxies to SUPPORT resolutions that request that a company report on and develop policies to regulate their conduct overseas, especially regarding their environmental impact.

Standards for Vendors: Green Century will vote the Fund's proxies to SUPPORT resolutions that request that a company report on and develop policies to regulate the conduct of its vendors, suppliers, and contractors overseas, especially regarding their environmental impact.

Natural Resource Extraction in Developing Countries: Green Century will vote the Fund's proxies to SUPPORT resolutions that request a report on the impact of natural resource development on the environment and on indigenous populations.

CERES Principles: Green Century will vote the Fund's proxies to SUPPORT resolutions asking a company to adopt the CERES Principles.

Fair Lending Practices: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company report on the potential results of adopting fair lending practices, including prohibitions on redlining and on predatory or discriminatory lending.

Excessive Drug Prices: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company report on policies that would ensure that consumers are charged a reasonable price for prescriptions medications.

Equal Employment and Affirmative Action Reports: Green Century will vote the Fund's proxies to SUPPORT resolutions that request a report on issues relating to equal employment opportunity and affirmative action programs.

Discrimination based on Sexual Orientation: Green Century will vote the Fund's proxies to SUPPORT resolutions that request that a company report on its reasons for not adopting policies to prohibit discrimination based on sexual orientation.

Pay Equity: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company disclose pay comparisons between its women and minority employees and other employees to ensure that all employees are fairly compensated.

MISCELLANEOUS ISSUES

Green Century will vote the Fund's proxies on a CASE-BY-CASE basis on any other issues that may arise for which a policy has not been specified.

CONFLICT OF INTEREST POLICIES AND PROCEDURES

Where voting on a particular issue on behalf of the Fund may represent a material conflict between the interests of the Fund and the interests of Green Century, Green Century will provide full disclosure, prior to voting the proxy in question, to a committee of the Board which shall be comprised solely of independent Trustees. The disclosure will include an explanation of the issue, the potential conflict involved, and Green Century's proposed resolution of that conflict. The committee of the Board has the authority to approve or change Green Century's proposed vote on the proxy issue in question. In following these procedures, Green Century's goal is to vote at all times in accordance with the best interests of the Fund and its shareholders.

PROXY VOTING PROCEDURES

Green Century has established procedures to ensure that its proxy votes on behalf of the Funds are based on the best available knowledge and careful consideration of the best interests of the Funds. Before voting a proxy, Green Century staff conducts a thorough review of the proxy materials, weighing the views of management and any opposing views that are presented. The Green Century staff then recommends a voting position on each issue in the proxy; in making recommendations, the Green Century staff is guided by the Policies and Procedures and strives to make each vote in accordance with them, unless such a vote would not be in the best interests of a Fund. A Green Century corporate officer reviews all recommendations, makes final determinations on a Fund's votes, and signs all voted proxy documents.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES

As representatives of the Funds, each member of the Board of Trustees is entitled to request a copy, without charge, of the Policies and Procedures from Green Century at any time. Members of the Board of Trustees may do so by sending a written request to 29 Temple Place, Suite 200, Boston, MA 02111; an email request to info@greencentury.com; or a telephone request by calling 1-800-93-GREEN.

The Funds' shareholders and others may obtain a description of Green Century Policies and Procedures without charge through any of the above-listed methods, as well as access this information at the Green Century Funds' website, www.greencentury.com. Green Century will mail a description of the Policies and Procedures via first class mail no later than three business days following receipt of the request. Beginning with a Fund's Annual Report for the period ended July 31, 2003, all of each Fund's Semi-Annual and Annual Reports will include disclosure notifying shareholders that they may obtain Green Century Policies and Procedures through these methods. Also, the Policies and Procedures will be attached to each Fund's Statement of Additional Information effective November 2003 and thereafter.

DISCLOSURE OF PROXY VOTES

As representatives of the Funds, each member of the Board of Trustees is entitled to at any time request a copy, without charge, of a record of how Green Century voted proxies on behalf of a Fund. Members of the Board of Trustees may do so by sending a written request to 29 Temple Place, Suite 200, Boston, MA 02111; an email request to info@greencentury.com; or a telephone request by calling 1-800-93-GREEN.

The Funds' shareholders and others may obtain a copy of a Fund's proxy voting record without charge through any of the above-listed methods, as well as access this information at the Green Century Funds' website, www.greencentury.com. Green Century will mail a copy of the proxy voting record via first class mail no later than three business days following receipt of the request. Green Century intends to post the information included in Form N-PX to the Green Century Funds' website on the same day that it files Form N-PX with the SEC. Beginning with a Fund's Annual Report for the period ended July 31, 2004, all Semi-Annual and Annual Reports of each Fund will include disclosure notifying shareholders that they may obtain a Fund's proxy voting record for the previous year through these methods. Also, each Fund's Statement of Additional Information effective from and after November 2004 will include this disclosure.

By each August 31, Green Century will file Form N-PX on each Fund's behalf, disclosing information relating to any securities for which a Fund was entitled to vote during the one-year period ended the previous June 30. A Fund's Form N-PX will include information on the Fund's votes during the period covered, including the company's name, its ticker symbol, its CUSIP number, the meeting date, the issue voted on, whether the issue was proposed by management or a shareholder, whether the Fund voted, how the Fund voted, and whether the Fund voted with or against management.

RECORDKEEPING PROCEDURES

Green Century will keep and maintain the following records regarding its proxy voting on behalf of each Fund: Green Century's Policies and Procedures; proxy statements received regarding securities held by a Fund; records of votes Green Century cast on behalf of a Fund; records of requests from members of the Board of Trustees (and shareholders of the Funds) for the Policies and Procedures and/or proxy voting information and, in the case of requests for the proxy voting record, records of Green Century's response; and any documents created by Green Century that were material to making a proxy voting decision, or that document the basis for the decision. These records will be kept in Green Century's office. Green Century will keep these records in its office for at least two years after the end of the fiscal year in which the record was last revised or updated. Green Century has no current plans to move any of these records from its offices at any time.

APPENDIX B-2 - DOMINI SOCIAL INDEX TRUST PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------

These Proxy Voting Policies and Procedures have been adopted by each of the Domini Social Index Trust, the Domini European Social Equity Trust, the Domini Social Equity Fund, the Domini Institutional Social Equity Fund, the Domini Social Bond Fund, the Domini Social Equity Portfolio, the Domini European Social Equity Fund, and the Domini European Social Equity Portfolio (collectively, the "Domini Funds" or the "Funds") to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds' shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees ("BOT") of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds' investment advisor ("Domini" or the "Advisor"). The BOT reviews and adopts Domini's Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

The BOT also delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the Advisor's proxy voting duties to the Advisor. Pursuant to Domini's Procedures, where a significant conflict of interest arises, the BOT expects Domini to consult with one or more members of the independent trustees to determine an appropriate course of action (see "Conflicts of Interest" below).

THE DOMINI FUNDS' PROXY VOTING GUIDELINES

The following Guidelines summarize the Funds' positions on various issues of concern to socially responsible investors and indicate how the Funds will vote their shares on each issue. Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds' shareholders, the Funds vote proxies after considering shareholders' financial interests and social objectives. For that reason, there may be instances in which the Funds' shares may not be voted in strict adherence to these Guidelines. The Guidelines have been developed in cooperation with KLD Research & Analytics to ensure consistency with the social and environmental standards applied to our domestic portfolio and our overall stock selection process.

The general principles guiding Domini's proxy voting practices apply globally, and we will seek to apply these Guidelines consistently in all markets. However, there are significant differences between the U.S. and other markets that may require Domini to modify the application of these Guidelines for certain non-U.S. markets. We may, for example, modify the application of these guidelines in deference to international differences in corporate governance structures, disclosure regimes, and cultural norms. In addition, due to particularly onerous procedural impediments in certain countries, we will not always be assured of our ability to vote our clients' shares.

These Guidelines are subject to change without notice.

Introduction

As an investment advisor and mutual fund manager, we at Domini Social Investments LLC ("Domini") have an important opportunity to enhance shareholder value and corporate accountability through our proxy voting policies. As socially responsible investors, we have always viewed the proxy voting process as a critically important avenue through which shareholders can engage with management on a wide range of important issues.

We have a fiduciary duty to ensure that the proxy voting responsibilities entrusted to us are exercised in the best interests of our clients and fund shareholders (our "investors"). We also believe that our investors have a right to know how we are exercising these important responsibilities, and to understand the positions we are taking on their behalf.

We vote all our proxies according to published guidelines, which cover more than 90 corporate governance, social, and environmental issues. Our Guidelines were first distributed to Fund shareholders in 1992 and then every year since 1996. The Funds' Board of Trustees has received quarterly reports on how we are exercising our proxy voting duties since the Funds' inception. In 1999, we became the first mutual fund manager to publish our actual votes. In 2001, we petitioned the Securities and Exchange Commission to require all mutual funds to disclose their proxy voting policies and actual votes, and in 2003, the SEC adopted a rule requiring funds and investment advisors to do so.

THE RATIONALE GUIDING DOMINI'S PROXY VOTING
Domini's investors have long-term financial and social objectives. These can include retirement, paying for a college education, building wealth, and working toward a safer, cleaner, more equitable world for their children. These goals are not served when corporations externalize their costs of doing business on society. A corporation that delivers only short-term profits to its shareholders at the long-term expense of its employees, the communities in which it operates, or the natural environment has not delivered the long-term value that our clients are seeking to achieve through their investments.

As socially responsible investors, we are seeking to invest in corporations that deliver long-term shareholder value in harmony with society and the natural environment. Corporations sit within a complex web of stakeholders comprising shareholders, employees, communities, customers, and the environment. Mismanagement of stakeholder relations can involve substantial financial costs. Shareholders provide corporations with capital, but communities provide them with employees, consumers, and a legal framework within which to operate, and the environment provides corporations with raw materials for their operations. In return, corporations provide jobs, goods, services, and profits. A corporation that intends to deliver value over the long term must effectively manage its relations with all its stakeholders, and be responsive to the needs and demands of these various constituencies. We believe that those corporations that eventually achieve this goal will deliver significant value to all stakeholders, including their shareholders.

Shareholders possess certain unique rights and privileges with respect to the management of the corporations they own. As socially responsible investors, it is our view that we have the obligation to appropriately direct management's attention to the broader web of stakeholders upon which the corporation depends. Shareholders are the only corporate stakeholder given an opportunity to communicate with management through the proxy rules. Therefore, we believe it is incumbent upon us to carefully consider the concerns of this broader community that is often without effective voice, and to raise these concerns with management when they are reasonable and consistent with our investors' objectives. In the process, we believe we are building long-term shareholder value.

We believe that corporations are best equipped to create long-term, broad-based wealth both for their stockowners and for their other stakeholders when they are transparent, accountable, and adopt democratic governance principles. Our proxy voting guidelines, while varying in their particulars, are based on and reflect these core values.

CORPORATE GOVERNANCE

ANNUAL MEETINGS -- IN-PERSON ANNUAL MEETINGS

Some corporations have lobbied to replace "face-to-face" annual meetings with "virtual meetings" broadcast over the Internet. Shareholders have argued that Internet access to annual meetings should only supplement and not replace in-person annual meetings. We will SUPPORT resolutions asking directors to affirm the continuation of in-person annual meetings.

ANNUAL MEETINGS -- ROTATING SITES

Corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person. Needless to say, the locations should be readily accessible. We will SUPPORT resolutions advancing this cause.

AUDITORS -- INDEPENDENCE

We will support the reappointment of the company's auditor unless we have reason to believe that the independence of the audit may be compromised. We believe that significant non-audit fees can compromise the independence of the audit. Therefore, we will examine non-audit fees closely and will, for example, OPPOSE the appointment of auditors where non-audit fees, such as consulting fees, represent more than 25% of the total fees paid to the auditor, where such data is available. (We will include audit-related fees, and tax compliance/preparation fees in our calculation of audit fees.) We will also WITHHOLD our votes from members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees.

In addition, we will review on a CASE-BY-CASE basis the appointment of auditors who have a significant professional or personal relationship with the company, or where there is reason to believe that the auditor has rendered an inaccurate opinion.

We will SUPPORT shareholder proposals asking companies to adopt a policy to ensure that the firm that is appointed to be the company's independent accountants will only provide audit services to the company and not provide any other services.

We will also SUPPORT shareholder proposals that set a reasonable period for mandatory rotation of the auditor (at least every five years).

AUDITORS -- SHAREHOLDER RATIFICATION

In the wake of numerous corporate scandals involving accounting improprieties, it is critically important that shareholders have the ability to ratify the auditor in order to determine whether the audit fees are appropriate, and whether conflicts of interest that might affect the quality of the audit appear to exist. With increased investor scrutiny of the fees paid to corporate auditors, some companies that had previously allowed shareholders to vote on the ratification of auditors decided to pull the item from their agenda. Audit committees that remove auditor ratification from the proxy are impairing an important avenue of investor oversight of corporate practices. Such actions raise serious concerns whether the audit committee is adequately serving its proper function. In cases where a company has pulled auditor ratification from the ballot in either 2004 or 2005, we will WITHHOLD our votes from members of the audit committee. We will SUPPORT shareholder proposals asking companies to place the ratification of auditors on the agenda.

BOARD OF DIRECTORS -- ACCOUNTABILITY

We will WITHHOLD our votes from individual directors who have demonstrated disregard for their responsibilities to shareholders and other stakeholders. For example, we will WITHHOLD our votes from directors who have attended less than 75% of board and committee meetings without a valid excuse or who have ignored a shareholder proposal that has been approved by a majority of the votes outstanding.

We will WITHHOLD our votes from the entire board slate (except for new nominees) in cases where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed. The adequacy of the company's response will be analyzed on a CASE-BY-CASE basis.

BOARD OF DIRECTORS -- COMPOSITION

DIVERSITY

Typically, a board committee selects nominees for the board, and they run unopposed. If the board does not include women or people of color, we will WITHHOLD our support for the board's nominees.

Shareholders have asked boards to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors, to endorse a policy of board inclusiveness, and to issue reports to shareholders on their efforts to increase diversity on their boards. We will SUPPORT these resolutions.

INDEPENDENCE

MAJORITY OF INDEPENDENT DIRECTORS

It is in the best interest of all stockholders that a majority of board members be independent. New NYSE and NASDAQ listing standards require that most listed companies have majority-independent boards by the earlier of their first annual meeting after January 15, 2004, or October 31, 2004. We will WITHHOLD our votes from insiders and affiliated outsiders on boards that do not consist of a majority of independent directors. We will SUPPORT shareholder resolutions asking management to amend company bylaws to ensure that the board has a majority or a supermajority (two-thirds or three-quarters) of independent directors.

INDEPENDENT CHAIR

To ensure that the board represents the interests of the shareholders and is able to effectively monitor and evaluate the CEO and other top officers, we believe the position of Chair of the Board should be held by an independent director. We will therefore WITHHOLD our votes from the Chair of the Board if that person is not independent. We will SUPPORT shareholder proposals to separate the position of Chair and CEO, and proposals that request that the position of Chair be held by an independent director who has not served as CEO.

INDEPENDENCE OF KEY COMMITTEES

We believe that it is critical to the protection of shareholder interests that certain key committees, such as the audit committee, the nominating committee, the compensation committee, and the corporate governance committee, be composed entirely of independent directors. We will WITHHOLD our votes from inside directors and affiliated outside directors nominated to these committees.

We will SUPPORT shareholder resolutions requesting that these committees be composed exclusively of independent directors.

QUALIFICATIONS FOR INDEPENDENCE

In determining the independence of board members, we use the definition developed by Institutional Shareholder Services (ISS), as revised from time to time. ISS divides directors into three categories: Inside, Affiliated, and Independent. To be "independent," a director must have no material connection to the company other than his or her board seat.

Often, "independent" or "outside" directors are so only in that they are not employees of the company. Their ties to management make them de facto insiders, and therefore their representation of the interests of external constituencies is minimal. Some shareholders have proposed that boards nominate independent directors subject to very strict criteria defining "independent." We will SUPPORT these resolutions.

OVER-BOARDED DIRECTORS

To be an effective board member requires a certain time commitment. Many directors serve on more than one board, and do so effectively. However, some directors overextend themselves by serving on a large number of boards. We will WITHHOLD our votes from directors that sit on more than six public company boards. We will WITHHOLD our votes from directors that sit on more than one additional board and also serve as chief executive officer of another company.

REDUCE SIZE

Some shareholders have sought to reduce the size of boards as a cost-cutting measure. However, the costs associated with boards are relatively small, and considerations other than size should be weighed carefully. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- CUMULATIVE VOTING

Cumulative voting allows shareholders to cast all of their votes for one nominee to the board. Theoretically, it facilitates the election of dissidents to the board. In practice, however, it violates the principles of fairness and equity by granting minority shareholders a disproportionate voice in running the company. We will OPPOSE bylaws requiring cumulative voting.

BOARD OF DIRECTORS -- DIRECTOR-SHAREHOLDER DIALOGUE

Shareholders have asked that corporations establish an Office of the Board of Directors to facilitate communication between nonmanagement directors and shareholders. A committee of nonmanagement directors would be responsible for the Office. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- INDEMNIFICATION

A board may use indemnification policies that go well beyond accepted norms to protect itself against shareholder actions in the wake of unsuccessful takeover attempts. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- MANDATORY SHARE OWNERSHIP

Shareholders have proposed that all directors should own stock in the company. In general, directors should own stock in the companies on whose boards they sit. However, boards should not be restricted to those financially able to buy stock. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- MORE DEMOCRATIC ELECTIONS

In practice, most corporations allow shareholders to approve board candidates as selected by the board, rather than to truly "elect" candidates from a pool of nominees. To further democratize the election process, shareholders have requested that there be more director nominees than there are board seats to be filled during a board election. Such an arrangement would enhance the ability of shareholders to choose candidates who would more accurately represent their interests.

In addition, most U.S. corporations elect their directors based on a plurality vote standard. Under this standard, a director will still be elected, even if 99.9% of shareholders withheld their vote. Shareholders have asked that boards of directors initiate a process to amend the company's governance documents (certificate of incorporation or bylaws) to require that directors be elected by a majority of votes cast at the annual meeting.

We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- OPEN ACCESS

In 2003, the SEC proposed new rules to give significant long-term shareholders greater ability to include their director nominees in management's proxy statement. The SEC proposed a two-step process, which would require certain "triggering events" to occur before a shareholder nominee may appear on the ballot. One such event is the filing of a shareholder proposal asking for access to the proxy, which is submitted by holders of at least 1% of the shares (owned for at least a year). Such proposal must then be approved by a majority of votes cast. We will consider such proposals on a CASE-BY-CASE basis.

BOARD OF DIRECTORS -- SHAREHOLDER ADVISORY BOARD

Shareholders have asked that corporations create a shareholder advisory board to represent the owners' views to the board. Boards with a sufficient number of outside directors should represent the interests of shareholders. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- STAGGERED TERMS

The annual election of all directors is a necessary part of maintaining accountability to shareholders. Management often proposes a classified board or staggered board terms to maintain control of the board. We will oppose bylaws of this type. We will SUPPORT resolutions to abolish staggered boards.

EMPLOYEE BENEFITS -- CASH BALANCE PENSION PLANS

In the late 1990s, many companies converted their pension plans from traditional defined benefit pension plans to cash-balance plans. Older workers can lose significant pension earnings if their traditional pension is replaced by a cash-balance plan that puts them on an equal earning footing with younger workers. Shareholders have asked companies to give employees the choice of either a defined benefit pension plan or a cash-balance plan. We will SUPPORT these resolutions.

EMPLOYEE COMPENSATION -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

In the expectation that companies fostering employee ownership will grow faster, attract and retain higher-quality employees, create more employee wealth, and achieve sustained superior performance, shareholders have asked corporation to create and fund ESOPs, and report on employee ownership. We will SUPPORT these resolutions.

EXECUTIVE AND DIRECTOR COMPENSATION

REASONABLE COMPENSATION

We support reasonable compensation packages for managers and directors. In general, we do not regard the following as reasonable:

o Pension plans for outside directors (since they usually benefit from other plans)

o    Gold or silver parachute plans triggered by a takeover

o    Total compensation to outside directors exceeding $100,000 per year

o Total compensation to chief executive officers exceeding $10,000,000 per year

We will OPPOSE resolutions proposing these or similar compensation schemes and will SUPPORT resolutions proposing that such schemes be submitted to the shareholders for approval. In addition, we will SUPPORT resolutions calling for companies to review and report on executive compensation.

RELATIVE COMPENSATION LEVELS

Compensation for corporate CEOs has grown at an astonishing pace in recent years, far faster than that for employees in general. A few enlightened companies have set a maximum range they will tolerate between the salaries of their lowest- and highest-paid employees. Shareholders have asked other companies to do the following:

o Prepare reports comparing the compensation packages of the average and lowest wage earners to those of top management

o Establish a cap for CEO compensation, tying it to the wage of the lowest-paid workers

We will SUPPORT these resolutions.

DISCLOSURE

Shareholders have asked companies to disclose the salaries of top management beyond those the SEC requires in the proxy statement. We will SUPPORT these resolutions.

EXCESSIVE STOCK OPTION GRANTS TO EXECUTIVES

According to a 1999 study by Northwestern University's Kellogg School of Management entitled "Unleashing the Power of Employee Ownership," firms with broad-based stock ownership delivered superior stock market performance and profitability relative to peer firms without employee ownership. Shareholders wishing to promote more broad-based employee ownership of their corporations' stock have asked corporate boards to limit stock options granted to (1) a single individual to no more than 5% of the total options granted in a single year, and
(2) the group of executive officers to no more than 10% of the total options granted in a single year. We will SUPPORT these resolutions.

EXECUTIVE SEVERANCE PAY REVIEW

Shareholders have criticized boards of directors that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company's financial performance was poor during the executive's tenure. As a result, shareholders have asked boards to prepare reports that summarize and explain the relationship of their executive severance package policies and philosophies to corporate performance, employee morale, and executive performance incentives. We will SUPPORT these resolutions.

NONFINANCIAL PERFORMANCE

Shareholders have asked companies to review their executives' compensation and report to shareholders on its link not only to financial performance but also to the company's performance on the following:

o    Environmental issues

o    Burma

o    Improvements in healthcare quality

o    Exporting U.S. jobs to low-wage countries

o    Closing the wage gap in the U.S. between workers and top management

o    Predatory lending

o    Diversity issues

o    Social issues generally

We will SUPPORT these resolutions.

PENSION PLAN ACCOUNTING AND FINANCIAL TRANSPARENCY

Some corporations use "pension credits," a projection of the growth of the company's pension plan, as part of its formula for calculating executive compensation and bonuses. Because pension credits reflect neither operating performance nor even actual returns on company pension plan assets, their use can improperly inflate executive compensation. Pension credits are not based on actual investment returns but on the "expected return" on plan assets and other assumptions set by management. We believe boosting performance pay with pension income also creates incentives contrary to long-term shareholder interests. Such incentive pay formulas could, for example, encourage management to skip cost-of-living adjustments expected by retirees, or to reduce expected retirement benefits.

We will SUPPORT resolutions asking companies to exclude pension credits from the calculation of executive compensation. Several companies including AT&T (in response to a Domini proposal), General Electric, Verizon Communications, and Qwest Communications International have adopted these proposals.

We will also SUPPORT resolutions asking companies to provide transparent reports to shareholders of profit from real company operations, and/or to use part of their pension fund surplus to adjust retiree pay for inflation.

EXTRAORDINARY SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS) AND PREFERENTIAL RETIREMENT ARRANGEMENTS

Many companies establish Supplemental Executive Retirement Plans (SERPs) to provide supplemental retirement benefits that exceed IRS limitations on benefits that can be paid from tax-qualified pension plans. Some companies also maintain what are known as extraordinary SERPs, which provide preferential benefit formulas or supplemental pension benefits not provided to other managers under these companies' regular tax-qualified plans. Some companies also make individual pension agreements with executives that have similar features. The resulting gross disparities between the retirement security offered to senior executives and to other employees can create potential morale problems that may increase employee turnover. Moreover, because these forms of pension compensation are not performance-based, they do not help to align management incentives with long-term shareholder interests.

Shareholders have asked companies to seek shareholder approval of executive pension agreements of this kind. We will SUPPORT these resolutions.

PERFORMANCE-BASED STOCK OPTIONS

Shareholders have asked companies to tie executive compensation more closely to company, rather than stock market, performance through the use of performance-based stock options. Performance-based stock options include indexed stock options, which link option exercise prices to an industry index; premium-priced stock options, which have exercise prices that are above the market price of the stock on the date of grant; and performance-vesting options, which vest only after the market price of the stock exceeds a target price greater than the market price on the grant date. We will SUPPORT these resolutions.

SALARY FREEZE DURING LAYOFFS

Layoffs are generally undertaken as cost-saving measures designed to improve profits and increase the company's long-term competitiveness. However, increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company's culture, and indicative of poor corporate governance. We will SUPPORT resolutions that require companies to freeze the salaries of corporate officers during layoffs and/or until the positive benefits of the layoffs are demonstrated.

STOCK OPTION EXPENSING

Current accounting rules do not require companies to expense stock options as a cost in determining operating income. We believe this practice leads to distorted earnings reports and excessive use of stock options for executive compensation. We will OPPOSE the use of stock options where they are not fully expensed, and SUPPORT shareholder proposals calling for companies to expense stock options in the company's annual income statement.

MERGERS AND ACQUISITIONS -- IN GENERAL

Many recent studies have concluded that a sizable majority of mergers and acquisitions fail to deliver shareholder value. Nevertheless, shareholders overwhelmingly approve most mergers and acquisitions. At the same time, significant mergers and acquisitions may entail serious social and environmental risks. For this reason, we will review the potential social and environmental costs of any merger or acquisition along with purely financial considerations. Although mergers and acquisitions may offer financial, and even social and environmental, benefits, their tendency to underperform, and their potential to do harm, creates the need for special scrutiny on a CASE-BY-CASE basis.

We will OPPOSE any merger or acquisition whose resulting company would not qualify for the Domini 400 Social IndexSM on exclusionary grounds (for example, we would oppose the acquisition of a holding by a tobacco manufacturer). We will also generally OPPOSE mergers that involve a two-tiered stock offer. When evaluating mergers and acquisitions, in addition to the business case for the deal, where information is available, we will consider the following factors:

o    The relative social and environmental performance of the two companies

o The impact of the merger on employees, including layoffs and proposed post-merger investments in human resources

o Whether this is a hostile acquisition of a company with a substantially unionized workforce by a company with a non-unionized workforce

o    The acquiring company's plans for cultural integration of the two companies

o    The acquiring company's history of acquisitions

o Executive and board compensation packages tied to successful completion of the merger

o Change in control provisions in executive employment contracts triggered by the merger

o    Conflicts of interest

o    Corporate governance changes as a result of the merger

In certain industries, such as media, banking, agriculture, telecommunications, and pharmaceuticals, we will consider with caution mergers that will create notably high levels of industry concentration, and may weight such considerations heavily in our decisionmaking. In some cases, considerations of industry concentration may be the decisive factor.

Mergers and Acquisitions -- Impact of Merger

Shareholders have requested companies to present a report on the impact a merger or acquisition has on employment levels, director and executive compensation, philanthropic commitment, and company products. For example, in the case of a bank merger, shareholders have asked what effect the merger will have on community reinvestment activities (CRA). We will SUPPORT these resolutions.

MERGERS AND ACQUISITIONS -- SHAREHOLDER APPROVAL

Some shareholders have sought to require submission to shareholders of any merger or acquisition, regardless of size. While mergers and acquisitions that decisively change a company's character should be submitted to its owners for approval, we will OPPOSE all-inclusive resolutions since they are both impractical and entail an unnecessary expense.

PROXY VOTING -- CONFIDENTIAL BALLOT

Many companies' proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure. Shareholders have asked that proxy voting be kept confidential, except in those limited circumstances when the law requires disclosure. We will SUPPORT these resolutions.

Reincorporation

When a corporation seeks approval from its shareholders to reincorporate into a different jurisdiction, we will review management's rationale, and consider such proposals on a CASE-BY-CASE basis. Occasionally, a corporation will seek to reincorporate in order to reduce its tax burden, or to shield itself from shareholder or consumer lawsuits. We will OPPOSE reincorporation into jurisdictions that serve as tax shelters, such as Bermuda, or that significantly reduce legal rights for shareholders and other corporate stakeholders. We will SUPPORT shareholder proposals to reincorporate corporations from such jurisdictions.

SHAREHOLDER RESOLUTIONS -- IDENTIFICATION OF PROPONENTS

Shareholders have asked that management fully identify proponents of all shareholder resolutions. We will SUPPORT these resolutions.

SHAREHOLDER RESOLUTIONS -- SUPERMAJORITY VOTES

A company may propose a bylaw requiring that certain types of shareholder resolutions receive a supermajority -- sometimes as much as 80% of the vote -- to be adopted. We will OPPOSE these resolutions.

TAKEOVER -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

ESOPs should promote active employee ownership. However, some companies have proposed ESOPs as a way to park stock to avoid a takeover. We will OPPOSE ESOPs not intended and designed to promote active employee ownership.

TAKEOVERS -- STOCK ISSUANCE

Management may seek authorization to issue stock in an effort to avoid a takeover. We will OPPOSE these resolutions.

SOCIAL AND ENVIRONMENTAL ISSUES

SUSTAINABILITY REPORTS

Concerned investors increasingly believe that the long-term financial health of a corporation is tied to the economic sustainability of its workers and the communities in which they operate, source, and sell their products. Consequently, these investors have sought to analyze corporate financial, social, and environmental performance, and have asked corporations to prepare sustainability reports detailing their firms' records in these areas. Some shareholders have requested that companies prepare such reports using the sustainability guidelines issued by the Global Reporting Initiative (GRI). We will SUPPORT resolutions requesting these reports.

COMMUNITY

ACCESS TO PHARMACEUTICALS -- DISCLOSURE OF INCENTIVES TO PHARMACEUTICAL
PURCHASERS

Drug companies have provided doctors, pharmacy benefit managers, and other pharmaceutical purchasers rebates, payments, and other incentives to purchase their drugs. These incentives are often hidden, and are therefore not passed on to patients. According to a US News & World Report article entitled "When Is a Rebate a Kickback?", some estimate that these payments add up to approximately 10% of the $122 billion Americans spend on drugs annually. Shareholders have called on pharmaceutical companies to issue reports disclosing the extent and types of incentives they use to influence pharmaceutical purchasers to select their drugs. We will SUPPORT these resolutions.

ACCESS TO PHARMACEUTICALS -- ETHICAL CRITERIA FOR DRUG PATENT EXTENSIONS

According to a May 2002 study by the National Institute for Health Care Management, two-thirds of drugs approved by the FDA during the period 1989-2000 were modified or identical versions of existing drugs. Patents on these "me too" drugs extend the time it takes for generic drugs to come to market, which are lower in cost but equally effective alternatives to brand names. Shareholders have called into question the ethics of effectively extending the patents on existing drugs, and are concerned about the negative effects of this practice on their companies' reputations and on consumers' access to needed treatments.

We will SUPPORT resolutions asking companies to develop ethical criteria for the extension of patents on prescription drugs and to issue reports on the implications of such criteria.

CABLE COMPANIES AND PORNOGRAPHY

The availability and the level of graphic, sexually explicit, and/or obscene content on cable channels is expanding. This "mainstreaming" of pornography has become a source of serious concern for some shareholders on both social and financial grounds. Among other things, shareholders have asked cable companies to do the following:

o    Outline the business case for their increasing distribution of pornography

o    Review policies governing content decision-making for cable operations

o Assess the potential legal issues and financial liabilities posed by possible violations of local obscenity laws and lawsuits from individuals and communities

We will SUPPORT these resolutions.

CITIZEN INITIATIVES -- NONINTERFERENCE BY CORPORATIONS

According to the Supreme Court, large corporations have a constitutional right to participate in initiative campaigns. However, their financial contributions can and do defeat citizen initiative campaigns for environmental protection, recycling, sustainable resource use, and right to know laws. Shareholders have asked corporations to refrain from contributing to initiative campaigns unless a competitor would gain a competitive advantage from it. We will SUPPORT such resolutions.

COFFEE CRISIS REPORT

In the early 2000s, the price of coffee beans reached all-time lows, preventing small farmers from earning enough to cover their costs of production. This crisis in the global coffee market has pushed thousands of small coffee farmers to the brink of starvation, with many abandoning their farms out of desperation. In addition, nations that depend on coffee income have had to cut back on essential social services. The move to plantation-grown coffee, which has exacerbated the plight of small farmers, threatens the environment as well. The crisis presents significant reputational risks to corporations that roast and sell coffee, as they become associated with this humanitarian crisis. Shareholders have asked companies to report on their policies related to the steep decline in coffee prices, and their response to the crisis. We will SUPPORT these proposals.

CONFIDENTIALITY OF PERSONAL INFORMATION

The outsourcing of white-collar jobs overseas has prompted concerns over the enforceability of U.S. laws to protect confidential data of customers and patients. Some shareholders have called on companies to report on policies and procedures to ensure all personal and private customer information remains so even when business operations are outsourced overseas, contracted, or subcontracted. We will SUPPORT these resolutions.

CORPORATE WELFARE

Corporate welfare, according to a Time magazine article on the subject, is "any action by local, state or federal government that gives a corporation or an entire industry a benefit not offered to others." Federal corporate welfare payments in 1998 reportedly equaled 26% of total 1998 after-tax corporate profits in the U.S. Government officials, business leaders, shareholders, and others worry that corporate welfare leads to unfair market competition and softens the ability of American businesses to compete. We will SUPPORT resolutions that ask corporations to report the corporate welfare benefits they receive.

EQUAL CREDIT OPPORTUNITY

Access to capital is essential to participating in our society. The Equal Credit Opportunity Act prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, and the like.

Shareholders have asked for the following:

o Reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage-lending discrimination.

o The development of fair lending policies that would ensure access to credit for major disadvantaged groups and require annual reports to shareholders on their implementation.

o The development of policies to ensure that the firm does not securitize predatory loans.

o Specific actions to prevent predatory lending. (The subprime lending industry has been the subject of widespread criticism for systemic abuses known collectively as predatory lending. Predatory lending includes the charging of excessive rates and fees, failing to offer borrowers with good credit interest rates that reflect their sound credit records, requiring borrowers to give up their full legal rights by agreeing to mandatory arbitration as a condition of receiving the loan, and paying large prepayment penalties that make refinancing loans prohibitively expensive. These practices have disproportionate impact on low-income, elderly, and minority borrowers.)

o The application by nonfinancial corporations, such as auto companies, of Equal Credit Opportunity Act standards to their financial subsidiaries.

o The application of domestic Community Reinvestment Act standards to emerging market countries.

We will SUPPORT these resolutions.

INSURANCE COMPANIES AND ECONOMICALLY TARGETED INVESTMENTS

Economically targeted investments (ETIs) are loans made to low- to moderate-income communities or individuals to foster, among many things, small businesses and farms, affordable housing, and community development banks and credit unions. At present, insurance companies put less than 0.1% of their more than $1.9 trillion in assets into ETIs. Shareholders have asked for reports outlining how insurers could implement an ETI program.

We will SUPPORT these resolutions.

LAND PROCUREMENT

Retail firms, particularly "big-box retailers," can have a significant negative impact on local communities, permanently altering the character of the community's economy and environment. Controversies that arise as a result may negatively impact the company's reputation and ability to attract consumers. We will SUPPORT shareholder proposals asking such companies to develop socially and environmentally sensitive land-procurement policies, and to report to shareholders on their implementation.

Occasionally corporations locate facilities on sites of archeological or cultural importance. Local citizens often protest such plans. Shareholders have asked companies to do the following:

o    Prepare a report on the impact of its plans in culturally sensitive sites

o Develop policies that would ensure the preservation of communities' cultural heritage and the natural environment

o    Consult with affected communities on development plans

o    Maintain high ethical standards when working with governments and partners

o    Cease their operations on these sites once operations have begun

We will SUPPORT these resolutions.

LOWER DRUG PRICES

Millions of Americans have severely limited or no practical access to crucial prescription drugs because they are either uninsured or underinsured. In addition, shareholders have criticized pharmaceutical companies for using a two-tiered pricing system through which retail purchasers are charged significantly more for drugs than are group purchasers like HMOs and federal government agencies. As a result, the underinsured and uninsured must often pay higher prices for the same drugs than their adequately insured counterparts. We will SUPPORT resolutions asking companies to implement and report on price restraint policies for pharmaceutical products.

OVER-THE-COUNTER (OTC) DERIVATIVES RISK

Alan Greenspan, the Federal Reserve Chairman, and others in the investment world have expressed concern over the negative impact of derivatives trading, and the extensive use of derivatives throughout the economy. To evaluate the credit risks associated with exposure to the derivatives market, shareholders have requested financial companies to provide adequate disclosure of the collateral for over-the-counter derivatives. We will SUPPORT these resolutions.

POLITICAL CONTRIBUTIONS AND NONPARTISANSHIP

Even after the passage of the Bipartisan Campaign Reform Act, which banned federal soft-money contributions by corporations, concerns still remain about corporate involvement in the political process. For example, state regulations regarding political contributions vary widely, and it can be very difficult, if not impossible, to obtain an accurate picture of a corporation's political involvement. Corporate contributions to entities organized under Section 527 of the Internal Revenue Code are not required to be disclosed by the corporation, and may present significant risks to shareholder value when these contributions end up supporting causes that contradict corporate policies, or are inimical to shareholder interests. In addition, concerns have been raised regarding corporate Political Action Committees, which are established to collect political contributions from employees. Shareholders have asked boards of directors to establish corporate political contributions guidelines and reporting provisions, and to produce reports detailing the use of corporate resources for political purposes. We will SUPPORT these resolutions.

We will also SUPPORT proposals advancing principles of corporate nonpartisanship: for example, requesting corporations to refrain from devoting resources to partisan political activities or compelling their employees to contribute to or support particular causes.

PUBLIC INTEREST OBLIGATIONS

The Federal Communications Act of 1934 requires media companies utilizing the publicly owned airwaves to act as a public trustee, and to fulfill a public interest obligation. Shareholders have asked media companies to report on their activities to meet their public interest obligations. We will SUPPORT such proposals.

QUALITY OF HEALTHCARE

Many communities are increasingly concerned about the ability of for-profit healthcare institutions to provide quality healthcare. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care. We will SUPPORT these resolutions.

REDLINING

"Redlining" is the systematic denial of services to an area based on its economic or ethnic profile. The term originated in banking, but the same practice affects businesses as different as insurance companies and supermarkets. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining.

Shareholders have also asked insurance companies to develop "fair housing" policies that would assure adequate homeowner insurance protection in low-income neighborhoods. We will SUPPORT these resolutions.

RIDE SAFETY

The U.S. Consumer Product Safety Commission (CPSC) report Amusement Ride-Related Injuries and Deaths in the United States: 1987-1999 states that 7,000 people were treated in the hospital in 1999 for injuries related to amusement parks. In addition, such injuries increased over the time period investigated by 95%, while attendance increased by only 7%. No federal regulation of amusement parks currently exists, and parks in many states are not required to report on injuries caused by rides. Shareholders have filed resolutions asking companies to report on company policies for ride safety, medical response, and reporting of injuries related to amusement park rides. We will SUPPORT these resolutions.

DIVERSITY

Note: See also "Board of Directors -- Diversity" in our Corporate Governance section.

EQUAL EMPLOYMENT OPPORTUNITY AND AFFIRMATIVE ACTION REPORT

All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include the following:

o A chart identifying employees by sex, race, and the various job categories defined by the EEOC

o    A description of affirmative action policies and programs in place

o    The company's Form EEO-1 disclosure report

o A report on the percentage of hires during the previous year who were persons with disabilities

o A description of programs designed to increase the number of women and/or minority managers

o A description of programs designed to increase the number of persons employed with disabilities

o A description of how the company is working to eliminate "glass ceilings" for female and minority employees

o    A  report  on  any  material   litigation  facing  the  company  concerning
     diversity-related controversies

o A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers

o A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses

We will SUPPORT these resolutions.

EQUALITY PRINCIPLES ON SEXUAL ORIENTATION

In 1995, a coalition of advocacy groups and businesses, primarily in financial services, developed the Equality Principles on Sexual Orientation. The principles call on companies to do the following:

o Adopt written prohibitions against discrimination in employment based on sexual orientation

o Recognize and grant equal status to employee groups formed to address sexual orientation issues in the workplace

o    Include sexual orientation issues in diversity training

o    Grant  spousal  benefits  to  domestic   partners,   regardless  of  sexual
     orientation

o    Refrain  from  using  negative   stereotypes   of  sexual   orientation  in
     advertising

o Practice nondiscrimination in the sale of goods and services and the placement of advertisements

Shareholders have asked for reports on the implementation of the Principles. We will SUPPORT these resolutions.

PAY EQUITY

Historically women have not received comparable wages for comparable work in many sectors of our economy, although national legislation requires that they be comparably compensated. Shareholders have asked for reports that companies undertake studies to assure that all women and minorities are paid comparably with their counterparts. We will SUPPORT these resolutions.

RACIAL STEREOTYPES IN ADVERTISING

Racial stereotyping persists in advertising and team logos. The most notorious of these is the Cleveland Indians' "Chief Wahoo." Shareholders have asked companies to display more sensitivity toward the images they present. We will SUPPORT these resolutions.

ENVIRONMENT

ADOPT GLOBAL ANIMAL WELFARE STANDARDS

Shareholders have asked restaurants and other corporations to adopt animal welfare standards for their operations worldwide, and to report these standards to shareholders. We will SUPPORT these resolutions.

CERES PRINCIPLES

The Coalition for Environmentally Responsible Economies (CERES) was formed in 1989 in the wake of the Exxon Valdez disaster.

It developed a set of ten principles, now called the CERES Principles, to guide corporate decisions that affect the environment. By subscribing to the Principles, a company commits itself to do the following:

o Work toward positive goals such as sustainable use of natural resources, energy conservation, and environmental restoration

o    Set definitive goals and a means of measuring progress

o Inform the public in an environmental report published in the format of a CERES Report

Shareholders have submitted resolutions asking corporations to study the Principles or to endorse them. We will SUPPORT these resolutions.

CHEMICAL SAFETY

There is rising public awareness and concern about toxic chemicals in consumer products and in the environment. Governments in Europe and elsewhere are acting to restrict the use of toxic chemicals that remain in the environment for long periods, accumulate over time, or are associated with such health effects as cancer, mutations, birth defects, neurological disorders, and learning disabilities (such as Mercury, PVCs, and Phthalates, described below). Companies face increased risk of market exclusion, damage to their reputation, interruption of supply chains, and potential lawsuits as a result. To protect and enhance shareholder value, companies should know what toxic chemicals are in their products, and work to lower toxic hazards and their associated costs.

Shareholders have asked companies to phase out specific chemicals of concern that are used in their products where safer alternatives are available, or to report on the feasibility of doing so; to report on the expected impact on their business of chemical regulation and emerging scientific findings; to disclose their policies for identifying, handling, and marketing products containing potentially hazardous chemicals; and to reformulate products globally to meet the most stringent national or regional standards for toxic chemicals of high concern applicable to those products. We will SUPPORT these resolutions.

MERCURY-CONTAINING DEVICES

Mercury, a bioaccumulative neurotoxin contained in such devices as thermometers and sphygmomanometers, poses a significant threat to public health. We will SUPPORT resolutions asking corporations to phase out their production and/or sale of mercury-containing devices.

PVCS (POLYVINYL CHLORIDE PLASTICS), PHTHALATES

PVCs are environmentally hazardous throughout their life cycle (production, use, and disposal). Dioxin, a known human carcinogen, is created during the production of PVC feedstocks, as well as when PVCs are burned in waste incinerators. Among other things, dioxin has been linked to endocrine disruption, reproductive abnormalities, neurological problems, and infertility in humans and animals. In addition, large amounts of chemicals called "phthalates" are used to manufacture flexible PVC products. A commonly used phthalate plasticizer called di-ethylhexyl-phthalate (DEHP) is a probable reproductive toxicant, as well as a toxicant of the liver and kidney.

PVCs are the primary component in 25% of all medical products. These include IV, blood, and enteral feeding bags; oxygen tubing and masks; dialysis tubing; enteral feeding tubes; examination gloves; and sterile packaging. Many non-PVC medical supplies (IV bags, gloves, plasma collection bags, and containers) are currently available and others (tubing, film for collection bags, and blood bags) are under development. We will SUPPORT resolutions asking companies to phase out the manufacture of PVC- or phthalate-containing medical supplies where safe alternatives are available.

PVCs are also extensively used in building materials such as furniture and floor coverings. We will SUPPORT resolutions asking companies to report on the risks, financial costs and benefits, and environmental and health impacts of the continued use of PVCs in these types of products.

CO2 AND CLIMATE CHANGE

Shareholders have become increasingly concerned about the potential climate-changing effects of greenhouse gas emissions (GHG emissions) from their companies' operations and products. They have asked electric utility, oil, and manufacturing companies to report on these emissions and their progress towards reducing them. Companies have also been asked to tie executive compensation to progress in this area. In addition, oil companies have been asked about their progress toward developing renewable energy sources, their efforts to comply with climate regulation, and the scientific data underlying their public position on climate change, while electric utility companies have been asked to report on their progress in helping ratepayers conserve energy and in using benign sources of electricity to reduce CO2 emissions. Shareholders have also asked property and casualty insurance industry firms to report on their exposure to potentially catastrophic risks from natural disasters brought on by worldwide climate change. We will SUPPORT these resolutions.

ENVIRONMENTAL HAZARDS TO COMMUNITY

The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates. Shareholders have asked companies to make information about these risks available to enable surrounding communities to assess a facility's potential impact. We will SUPPORT these resolutions.

ENVIRONMENTAL REPORTS

Shareholders have asked companies to prepare general reports (often using the CERES Report as a guide) describing company programs, progress, and future plans in the environmental area. Such resolutions may also ask the company to (1) disclose environmental liabilities in a somewhat clearer fashion than the SEC requires, (2) report on toxic emissions, or (3) disclose the environmental impact of the company's operations on biodiversity. Other requests have focused on specific environmental problems, such as hazardous waste sites. Shareholders have also asked for reports on the environmental and occupational standards that companies require of their suppliers and vendors. We will SUPPORT these resolutions.

ENVIRONMENTAL STANDARDS FOR INTERNATIONAL ELECTRONICS INDUSTRY SUBCONTRACTORS

The manufacture of semiconductors requires extensive use of toxic chemicals and the use and discharge of large amounts of water. Shareholders have asked certain large U.S. electronics products companies to report on their policies for monitoring the environmental records of their major overseas suppliers. We will SUPPORT these resolutions.

GENETICALLY ENGINEERED (GE) AGRICULTURAL PRODUCTS

There is growing concern that GE foods may be harmful to humans, animals, or the environment. There is also concern that any detrimental impact on public health and the environment resulting from these foods may expose companies to substantial financial liabilities. Shareholders have asked companies to delay marketing GE foods until testing proves these products to be safe over the long term. They have also asked companies that are currently marketing GE foods to
(1) label them as such; (2) adopt a policy to phase them out; (3) report on the financial and environmental costs, benefits, and risks associated with the production and consumption of these products; and/or (4) report on the feasibility of phasing them out, unless long-term testing proves them safe to humans, animals, and the environment. We will SUPPORT these resolutions.

MINING OR EXPLORATION AND PRODUCTION IN CERTAIN ENVIRONMENTALLY SENSITIVE
REGIONS

Certain regions of the U.S., such as the Arctic National Wildlife Refuge or the Okefenokee National Wildlife Refuge, are particularly environmentally sensitive. Shareholders have asked natural resource extraction companies to adopt a policy of not exploiting these regions. We will SUPPORT these resolutions.

PAPER PRODUCTION AND USE -- CHLORINE BLEACHING

The insatiable demand for paper has led to clear-cutting of forest for pulp and the use of chlorine bleaching to achieve whiteness in the end product. As both these practices have dire environmental consequences, shareholders have asked paper manufacturers to report on plans to phase out the production of paper using these processes. In addition, shareholders have also asked companies to report on steps taken to eliminate the use of chlorine bleaching in the production of their products. We will SUPPORT these resolutions.

PAPER PRODUCTION -- TELEPHONE DIRECTORIES

Some producers of telephone books use paper derived from virgin rainforests. Since alternative sources of paper exist, shareholders have asked publishers to phase out the use of paper from these sources. We will SUPPORT these resolutions.

POLLUTION PREVENTION, RECYCLING, AND PRODUCT LIFE-CYCLE RESPONSIBILITY

Implementation of pollution-prevention and recycling programs results in clear benefits to corporations, shareholders, and the environment. Shareholders have asked corporations in environmentally risky industries to adopt a policy requiring each major facility to conduct an annual review of pollution-prevention measures. Shareholders have also asked companies to adopt and report upon plans for the virtual elimination from their operations of certain pollutants that cause severe environmental harm. Others have asked corporations to increase the use of recycled materials in their production processes and/or to implement a strategy encouraging consumers to recycle company products. In addition, shareholders are increasingly asking companies to commit to taking responsibility for the environmental impact of their products during their entire life cycles and to report on the initiatives they use to achieve this objective. We will SUPPORT these resolutions.

RENEWABLE FUELS AND ENERGY EFFICIENCY

Burning coal and oil contributes to global climate change, acid rain, deteriorating air quality, and related public health and environmental problems. In addition, the use of nonrenewable fuels such as oil and coal is, by definition, an unsustainable business practice. Corporations can significantly reduce their negative impact on the environment by implementing more energy-efficient manufacturing processes and marketing more energy-efficient products. They may also do so through creating products and manufacturing processes that utilize renewable energy sources, several of which are currently cost-competitive. In addition, energy companies can help by increasing their investments in the development of renewable energy sources.

We will SUPPORT resolutions asking corporations to develop products and operations that are more energy-efficient and/or that rely on renewable fuel sources. We will also SUPPORT resolutions asking energy companies to increase their investments in the development of renewable energy sources.

REVIEW POLICY ON SALE OF PRODUCTS CONTAINING OLD-GROWTH TIMBER

Old-growth forests are disappearing rapidly around the world. They represent critically important ecological assets that must be preserved for future generations. Companies selling products containing wood from old-growth forests are contributing to the destruction of these forests. Shareholders have asked retail firms to review their policies on the sale of products containing wood from old-growth forests and to develop and implement comprehensive policies prohibiting the harvest and trade in products from old growth and endangered forests. We will SUPPORT these resolutions.

RISKS LINKED TO WATER USE

There is a need for long-term corporate water use strategies. Corporations are exposed to the following risks linked to water use:

o    Increasing water costs

o    Increasing competition for water supplies

o    Conflicts with local communities over water rights

o    Risk of disruption of water supplies and its impact on business operations

In particular, social investors are concerned with companies involved in the bottled-water industry. These companies risk the potential of being involved in water rights disputes with local communities. We will SUPPORT resolutions requesting companies to report on the business risks associated with water use and its impact on the corporation's supply chain, and steps taken to mitigate the impact on water supplies of communities near company operations.

HUMAN RIGHTS

AFFORDABLE HIV/AIDS, TUBERCULOSIS, MALARIA, AND OTHER DRUGS FOR DEVELOPING COUNTRIES

As of December 2000, approximately 90% of the 36.1 million people living with HIV/AIDS resided in developing countries. Tuberculosis (TB), a disease that is frequently a complication of AIDS, claims approximately 2 million lives annually and is the world's leading infectious killer. Malaria similarly claims approximately 1.1 million lives.

Shareholders have called on pharmaceutical companies in industrialized nations to develop and implement a policy to provide HIV/AIDS, TB, malaria, and other drug treatments in ways that the majority of people affected by these diseases in developing countries can afford. These resolutions are intended to help provide relief to developing countries that are gravely suffering from these epidemics and to protect the intellectual property of their companies' products in order to ensure their long-term profitability. We will SUPPORT these resolutions.

AIDS -- IMPACT OF AIDS ON OPERATIONS

The World Health Organization (WHO) reported that sub-Saharan Africa has one of the highest rates of AIDS and one of the lowest percentages of infected populations receiving treatment. UNAIDS, the Joint United Nations Programme on HIV/AIDS, stated that in order to achieve sustainable development in these regions, both the government and the private sector need to address the local AIDS epidemic. The private sector can do so through the provision of comprehensive workplace health coverage, counseling, testing, and treatment programs. We will SUPPORT resolutions that call for corporate reports on the impact of AIDS on operations in sub-Saharan Africa.

BURMA

The Burmese military dictatorship has been accused of serious, ongoing human rights violations. The behavior of the Burmese government has led to international censure and, in the case of the United States, government sanctions. In July 2003, the US government passed legislation (the Burmese Freedom and Democracy Act) making it illegal to import goods and services from Burma. Most large investments in Burma must be made through joint ventures with the military dictatorship, thus providing income to a regime that has committed gross violations of human rights. Shareholder resolutions relating to Burma include the following:

o Requests for comprehensive reports on corporate operations or investments in Burma

o Requests for reports on the costs -- both tangible and intangible -- to companies attributable to their being boycotted for doing business in Burma

o    Demands that companies terminate all operations or investments in Burma

We will SUPPORT these resolutions.

CHINA -- HUMAN RIGHTS CRITERIA

Resolutions introduced in Congress have called for U.S. corporations with operations in the People's Republic of China to follow certain principles in doing business there. These principles commit companies to, among other things, promote freedom of expression and freedom of association among employees, to use production methods that do not risk harm to the environment, and to prohibit the presence of the Chinese military on the premises. We will SUPPORT resolutions asking companies to adopt these principles.

Shareholders have submitted resolutions asking companies in certain key industries, such as nuclear power, not to begin new operations in China until the country improves its human rights record. They have also submitted resolutions asking financial services companies transacting business in China to report on the impact such transactions have on human rights and the environment. We will SUPPORT these resolutions.

CHINA -- PRISON LABOR

The widespread belief that the government of China uses forced labor from its prison system to produce goods for export to the U.S. and elsewhere has spawned a number of general resolutions on where and how companies conduct business overseas. Some shareholders, however, have asked for specific reports on business operations in China. We will SUPPORT these resolutions.

CHOOSING WHERE AND HOW TO DO BUSINESS

Companies choose where they will do business, where they will operate their factories, where they will subcontract their work or buy finished goods, and where they will extract natural resources. Shareholders have asked companies to develop guidelines for these choices that include consideration of a regime's human rights record. They have also asked companies to report on their relationships with individual governments that have poor human rights records, and on their operations in countries suspected of supporting terrorism. We will SUPPORT these resolutions.

GLOBAL COMPANIES -- STANDARDS OF CONDUCT

Global manufacturing, resource extraction, financial services, and other companies face complex issues arising from the diverse cultures and political and economic contexts in which they operate. Shareholders have asked companies to develop, adopt, and continually improve codes of conduct to guide company policies, programs, and operations, both within and outside their cultures of origin, and to publicly report these policies. Shareholders believe these codes should include policies designed to ensure the protection of the environment and human rights, including the payment of just wages, the maintenance of safe working conditions, the avoidance of child and forced labor, and the rights of freedom of association and collective bargaining. Shareholders often ask companies to adhere to policies that conform to the International Labor Organization's Core Conventions and the United Nations Universal Declaration on Human Rights. Shareholders have also asked companies to investigate and report on particular human rights controversies they face. We will SUPPORT these resolutions.

STANDARDS FOR VENDORS

The outcry against the use of offshore sweatshops by U.S. retailers has many origins. Underlying those protests, however, is a common assumption: U.S. corporations have the power to alter the conditions under which their vendors operate. Shareholders have asked companies to adopt codes of conduct that incorporate the core conventions of the International Labor Organization, and to report on these standards, focusing especially on the workers' rights to organize and bargain collectively, overall working conditions, and worker compensation. They have also asked for (1) companies to use external, independent monitoring programs to ensure that their vendors comply with their standards; and (2) reports on companies' efforts to implement and enforce their code of conduct. We will SUPPORT these resolutions.

INFANT FORMULA

Nutrition researchers have learned that substitution of infant formula for breast milk increases health risks to children. Shareholders have asked companies that produce infant formula to endorse the WHO/UNICEF Code of Marketing for Breast-Milk Substitutes. We will SUPPORT these resolutions.

INTERNATIONAL FINANCIAL STABILIZATION

Instability in international financial markets can lead to crises that fall heavily upon the developing consumer markets through the loss of jobs and higher prices for essential goods. An unstable market can also threaten the long-term profitability of corporations through their exposure to these markets and through the loss of markets. Corporations, particularly financial institutions, can play an important role in promoting international financial stability. Shareholders have asked corporations to restrain their short-term lending and their exposure of other financial instruments to emerging market countries, highly leveraged institutions, and poorly regulated banking centers, and to promote and support similar regulatory measures proposed by coordinating bodies like the IMF. We will SUPPORT these resolutions.

INTERNATIONAL LENDING AND ECONOMIC DEVELOPMENT

Programs enforced by the IMF and World Bank are supposed to help developing countries repay loans, but considerable evidence indicates their effects include the following:

o    Encouraging capital flight from less economically developed countries

o    Eroding human and natural resources

o    Encouraging the inefficient use of capital

o    Decreasing spending for health, education, and housing

o    Undermining a country's long-term capacity to repay its debts

To help remedy these matters, shareholders have asked financial services companies to develop criteria for the evaluation, support, and use of intermediaries capable of promoting appropriate development in emerging economies. Others have asked for the disclosure of the criteria used in extending loans to developing countries so as to avoid adding to their $1.3 trillion debt to industrialized countries. Shareholders have also asked companies to cancel debts owed to them by developing countries, particularly those designated as Heavily Indebted Poor Countries by the World Bank and the IMF. Still others have asked for information on structural adjustment programs. We will SUPPORT these resolutions.

JUSTICE FOR INDIGENOUS PEOPLES

Shareholders have asked natural resource extraction companies to report on their operations on indigenous lands and to address the impact and implications of their activities on both the land and the people. Shareholders have also asked these companies to cease operations on indigenous lands that have an adverse environmental, socioeconomic, or human rights impact on the local population. We will SUPPORT these resolutions.

MEXICO -- MAQUILADORAS

Maquiladoras are facilities operated by U.S. companies just south of the U.S.-Mexico border. There, Mexican workers -- paid a fraction of what U.S. workers would require to subsist -- assemble parts made in the U.S. and ship the finished goods north. Shareholders may ask management to:

o Initiate a review of its maquiladora operations, addressing issues such as environmental health and safety, or fair employment and wage practices, as well as standards of living and community impact

o    Prepare a report with recommendations for changes in light of the findings

We will SUPPORT these resolutions.

MONEY LAUNDERING

In order to prevent money laundering, shareholders have asked financial institutions not to engage in financial transactions, including no correspondent or payable-through accounts, for any financial institution that is not willing to provide the identity and address of the participants in transactions or relationships or the identity of the beneficial ownership of funds. We will SUPPORT these resolutions.

NIGERIA, CHAD, AND CAMEROON

Corruption and instability have historically plagued the governments of Nigeria, Chad, and Cameroon. Human rights groups have denounced these countries' human rights records. Shareholders have asked companies with operations in these states to report on their businesses there and their relationships with the government, or to develop guidelines for their operations in that country. We will SUPPORT these resolutions.

NORTHERN IRELAND -- MACBRIDE PRINCIPLES

The International Commission of Jurists has cited employment discrimination as one of the major causes of conflict in Northern Ireland. Shareholders have asked companies to make all lawful efforts to implement and/or increase activity on each of the nine MacBride Principles (equal employment opportunity principles). We will SUPPORT these resolutions.

QUESTIONABLE OVERSEAS PAYMENTS

U.S. corporations can provide valuable goods and services to developing countries that help them attain a higher standard of living. At the same time, corporations doing business in these countries must be certain they are not violating provisions of the Foreign Corrupt Practices Act that prohibit the accepting of bribes and other questionable payments. Shareholders have asked companies to audit their foreign contracts to assure that no violations of the Foreign Corrupt Practices Act are occurring. We will SUPPORT these resolutions.

SOUTH AFRICA

We immediately answered Nelson Mandela's October 1993 call to reinvest in South Africa by removing our prohibitions on investments in companies with operations there. However, pressure on American corporations with any business, even indirect, in South Africa remains an effective tool for human rights advocates. U.S. shareholders have advocated responsible investment in the country and have asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business there. We will SUPPORT these resolutions.

TIBET

Since 1950, China has occupied Tibet. Human rights activists have protested China's policies and practices in that country. From within Tibet there has been substantial opposition to Chinese rule. Shareholders have asked corporations to review plans for operating in Tibet in light of their policies on human rights. We will SUPPORT these resolutions.

MILITARISM AND VIOLENCE

COMMITMENT TO PEACE AND TO PLANNING FOR PEACETIME PRODUCTION

With the end of the Cold War, defense contractors should turn their attention to nonmilitary markets and to converting military technology to civilian uses. Shareholders have asked for reports on military sales, conversion of military production to civilian purposes, and diversification plans to civilian production. We will SUPPORT these resolutions.

HANDGUN SALES

Violence in the U.S. has increasingly become a major concern. Tens of thousands of Americans die annually due to gunfire, including many children. Restricting easy access to guns is one way of reducing the possibility of gun violence. We will SUPPORT resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and related ammunition to their manufacturers.

VIOLENCE IN TELEVISION PROGRAMMING AND IN VIDEO GAMES

Children's television programming recently set an all-time record of 32 violent acts per hour. By the time children finish elementary school, on average they have watched 8,000 murders and 100,000 acts of violence. Shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming. We will support these resolutions.

In addition, researchers have raised concern that playing violent video games may lead to violent behavior among children and adolescents. Shareholders have asked retailers to report on their marketing policies for violent video games. We will SUPPORT these resolutions.

WORKPLACE VIOLENCE

The Bureau of Labor Statistics Census of Fatal Occupational Injuries has documented the significant number of fatal work injuries caused by intentional acts of violence, particularly for female workers. In keeping with the recommendations of the U.S. Occupational Safety and Health Administration, shareholders have asked corporations to develop violence prevention programs in the workplace. We will SUPPORT these resolutions.

TOBACCO

INSURANCE AND HEALTHCARE COMPANIES INVESTING IN TOBACCO

Shareholders have asked insurance and healthcare company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease, and property loss. Shareholders have also asked insurance companies and healthcare providers not to invest in the stocks of tobacco companies. We will SUPPORT these resolutions.

LIMITATION ON TOBACCO SALES TO MINORS AND OTHERS

In the United Kingdom, social investors with a tobacco screen eliminate supermarket chains because they sell cigarettes. U.S. investors have focused on tobacco product manufacturers, not retailers. (Domini Social Investments will not invest in corporations that derive more than 15% of their revenues from the sale of tobacco products.) However, U.S. shareholders have submitted resolutions asking management of grocery chains, convenience stores, service stations, and pharmacies to implement programs to ensure that they do not sell tobacco products to minors, to restrict the promotion and marketing of tobacco products both in the U.S. and abroad, and/or to stop selling them altogether. In addition, shareholders have asked tobacco companies (which the Domini 400 Social IndexSM does not include) to limit sales of tobacco products to youth in developing countries and to tie executive compensation to the company's success in achieving federally mandated decreases in teen smoking. Shareholders have also asked tobacco companies to adopt a policy of alerting pregnant women to the dangers of smoking. We will SUPPORT these resolutions.

SALES OF NON-TOBACCO PRODUCTS TO TOBACCO INDUSTRY

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effects of ending these transactions or to stop immediately. Shareholders have also asked companies to study the health impact of certain products sold to the tobacco industry that become part of tobacco products. We will SUPPORT these resolutions.

SMOKE-FREE RESTAURANTS

Exposure to secondhand smoke from cigarettes can be harmful to the health of nonsmokers. An increasing number of restaurants are banning smoking on their premises. Shareholders have asked restaurant companies to adopt a smoke-free policy. We will SUPPORT these resolutions.

TOBACCO ADVERTISING

Tobacco is among the most heavily advertised products in the U.S. Shareholders have asked media companies that profit from cigarette advertising to do the following:

o Develop policies and practices that would ensure that cigarette advertising is not manipulative or misleading

o Voluntarily adopt the 1996 Food and Drug Administration regulations pertaining to tobacco advertising

o    Assure that tobacco ads are not youth-friendly

o    Assess the financial impact of refusing to run tobacco ads

o Develop counter-tobacco ad campaigns funded from the revenues they receive from tobacco advertising

o Prepare reports that address the media's role in encouraging smoking, particularly among children

Shareholders have also asked media firms to review and report on the ways in which smoking is portrayed in films and television programming. We will SUPPORT these resolutions.

TOBACCO SMOKE IN THE ENVIRONMENT

The hazards of tobacco smoke in the environment -- particularly indoors -- are well documented. Shareholders have requested that a company refrain from efforts to undermine legislation geared toward restricting smoking in public places. Shareholders have also asked restaurant and airline companies to adopt smoke-free policies and they have requested that new fast-food franchises' facilities be smoke-free. We will SUPPORT these resolutions.

II. DOMINI SOCIAL INVESTMENTS' PROXY VOTING PROCEDURES

These Procedures are designed to ensure that all proxies for which Domini Social Investments LLC ("Domini") has voting authority are cast in the best interests of our clients and Domini Funds' shareholders, to whom we owe a fiduciary duty.

Domini has contractually delegated the implementation of its voting policies to two unaffiliated third parties: KLD Research & Analytics, Inc. ("KLD") (for the Domini Social Equity Fund, Domini Institutional Social Equity Fund, and Domini Social Equity Portfolio, collectively, "the domestic equity funds") and Social Investment Research Services ("SIRS"), a division of Institutional Shareholder Services (for the domestic equity funds and the Domini European Social Equity
Fund), as described below. Domini retains oversight of the proxy voting function, and retains the authority to set voting policies and to vote the proxies of the Domini Funds.1

DOMINI SOCIAL INVESTMENTS

Primary responsibility for the proxy voting function at Domini rests with Domini's General Counsel ("GC"). Domini's primary responsibilities include the following:

     1. Developing the Proxy Voting Guidelines: These Guidelines, which set voting policies for all securities for which Domini has authority to vote, are updated on an annual basis (generally before the start of the proxy season in the spring), and from time to time as necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments.2 Domini is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines.

     2. Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, Domini will receive and review reports from SIRS on a quarterly and an as-needed basis.

     3. Identify and address conflicts of interest where they arise (See "Conflicts of Interest," below)

     4. Determine how to vote in certain circumstances: Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require a "case-by-case" analysis and KLD or SIRS do not have sufficient guidance to resolve the issue, Domini will determine how to vote.

          In making these voting determinations, Domini may draw upon a variety of materials including, for example, SIRS analyses, KLD analyses, newspaper reports, academic studies, nongovernmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management's position on the issue in question.

     5. Reporting to Clients (where client is a fund, to the Domini Funds Board of Trustees): Domini is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each client. The Form will be posted to Domini's website and on the SEC's website at www.sec.gov; (b) Availability of Domini's Web page containing an ongoing record of all votes cast for the Domini Social Index Trust each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional Information for the Domini Funds and the Funds' shareholder reports;
          (e)  Communication  of material changes to the Policies or Procedures,
          (f) Ensuring that all new clients receive a copy of the most recent Form ADV, containing a concise summary of Domini's proxy voting policies and procedures.

     6. Recordkeeping: Domini will maintain the following records: (a) the Procedures and Policies, as amended from time to time; (b) proxy statements received regarding client securities (via hard copies or electronic filings from the SEC's EDGAR filing system held by SIRS);
          (c) records of votes cast on behalf of Domini clients (in conjunction with SIRS); (d) records of a client's written request for information on how Domini voted proxies for the client, and any written response to an oral or written client request for such information; (e) any documents prepared or reviewed by Domini that were material to making a decision how to vote, or that memorialized the basis for that decision. These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini Social Investments.

KLD Research & Analytics, Inc. ("KLD")

With respect to the domestic equity funds, Domini has delegated day-to-day responsibility for the implementation of its Guidelines to its social research provider, KLD. KLD owns and maintains the Domini 400 Social Index,SM the index upon which the Domini Social Equity Fund(R) is based. KLD is responsible for reviewing SIRS' voting recommendations for each proposal before the vote is cast. KLD has authority to override SIRS' recommendation if it believes that the recommendation is inconsistent with Domini's Guidelines.

Where issues arise that are not explicitly addressed by the Guidelines, KLD has discretion to determine positions that it believes are in the spirit of the Guidelines and the social and environmental standards applied to the Domini Funds. In some cases, KLD will seek guidance from Domini. In certain special circumstances, KLD has been instructed by Domini to defer the decision to Domini for review.

KLD assists in the development of Domini's Guidelines and works with SIRS on their implementation. In an effort to enhance the influence of Domini's proxy voting, KLD sends letters on behalf of the Domini Funds to corporations, including whenever it votes against a board slate due to a lack of diversity. KLD is not involved in voting proxies for the Domini European Social Equity Fund.

Social Investment Research Services ("SIRS")

SIRS, and the clients' custodian, monitor corporate events. SIRS also makes voting recommendations based on Domini's Guidelines, and casts the votes for Domini's clients. SIRS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini's Web page containing an ongoing record of all votes cast for the Domini Social Index Trust each year. On occasion, SIRS provides consulting services to Domini on the development of proxy voting policies. SIRS provides analyses of each issue to be voted on, and makes recommendations based on Domini's Guidelines.

Conflicts of Interest

Although Domini Social Investments does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services, there are occasions where potential conflicts of interest may arise. For example, potential conflicts of interest may present themselves when the following occurs:

     o A Domini fund is included in the 401(k) plan of a client holding, or Domini may be actively seeking to have one of its funds included in the 401(k) plan of a client holding.

     o A significant vendor, business partner, client, or Fund shareholder may have a vested interest in the outcome of a proxy vote.

     o A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

Our proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. For example:

     o The majority of our Guidelines are predetermined, meaning that they outline an issue and determine a specific vote. With few exceptions, these policies are applied as drafted.

     o Our policies are implemented by unaffiliated third parties that are generally not privy to the business or personal relationships that may present a conflict of interest.

In most instances, therefore, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where we may vary from our predetermined policies where we believe it is in our clients and Fund shareholders' best interests to do so.

Where a proxy voting decision is decided in-house by Domini, the following procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

          1. Any Domini employee involved in a voting decision is directed to identify any conflicts of interest he or she is aware of, including any contacts from outside parties or other members of Domini's staff or management team regarding the proxy issue in question.

          2. If conflicts are identified, and they are of a personal nature, that individual will be asked to remove himself or herself from the decision-making process.

          3. Domini is a relatively small firm, and it is not possible to completely insulate decision-makers from all potential conflicts of interest relating to Domini's business. If the conflicts are related to Domini's business, therefore, Domini will do the following:

               a) Where practical, present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, Domini will seek guidance from the Domini Funds' independent trustees.)3

               b) Where Domini is unable to pursue (a), above, or at the direction of the client, Domini will delegate the decision to KLD or SIRS to cast the vote. Domini will take all necessary steps to insulate KLD and SIRS from knowledge of the specific nature of the conflict so as not to influence the voting decision.

               c) Domini will keep records of how the conflict was identified and what resolution was reached. These records will be available for review at the client's request.

These policies and procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini's website at www.domini.com/proxyvoting.html.

1 The Board of Trustees ("BOT") of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds' investment advisor ("Domini"), and to resolve conflicts of interest that may arise in the execution of the proxy voting function. The BOT reviews and adopts Domini's Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

2 Domini applies one set of voting guidelines to all of its current clients. We are willing to work with reasonable special instructions from clients, subject to resource limitations and overall consistency with our investment approach.

3 In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini's privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

APPENDIX C - POLICIES AND PROCEDURES FOR THE DISCLOSURE OF THE GREEN CENTURY FUNDS' PORTFOLIO HOLDINGS
--------------------------------------------------------

This policy governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Green Century Funds (the Funds). The Funds and their administrator, Green Century Capital Management, Inc. (GCCM), have a fiduciary duty to inform the Funds' shareholders as well as prospective investors of the Funds' securities holdings in a timely manner while also preventing anyone, including arbitrageurs, from misusing this data to the detriment of the Funds and their shareholders. The goal of this policy is that information on the Funds' portfolio holdings be disclosed as widely as practicable and on a concurrent basis to shareholders and other interested persons and entities. Thus, the Funds and GCCM will not disclose the Funds' portfolio holdings in a selective manner, will not allow the Funds' service providers to disclose holdings in a selective manner and will not enter into any agreements to disclose holdings to any person or entity that are not widely available to the public. Neither the Funds, GCCM, nor any other party will accept any compensation or other consideration for the receipt of portfolio holdings data.

The Funds make the following holdings information available no earlier than the dates listed in the following schedule:

     o Top ten holdings of each Fund as of calendar quarter end, with a minimum fifteen day delay following calendar quarter end.

     o Full holdings of each Fund as of calendar quarter end, with a minimum thirty day delay following calendar quarter end.

     o Full holdings of each Fund as of fiscal quarter end, with a sixty day delay following fiscal quarter end.

The Funds require the following procedures for the disclosure of the Funds' portfolio holdings:

     o The Green Century Funds website (www.greencentury.com) lists each of the Funds' top ten holdings as of the end of each calendar quarter end, with a minimum fifteen day delay following calendar quarter end.

     o    The  Funds'  Annual  Report  for its  fiscal  year end July 31 and its
          Semi-Annual Report for its semi-annual period end January 31 are posted to the Funds' website, with a sixty day delay following the fiscal semi-annual period end. The Funds' Annual Report and Semi-Annual Report list all of each of the Funds' holdings as of the end of each Fund's semi-annual fiscal periods.

     o Within three business days of receipt of a request, GCCM mails to prospective investors and other inquirers a prospectus and other material which includes a full listing of the Green Century Balanced Fund's holdings and a listing of the Green Century Equity Fund's investments by industry sector as of the end of each calendar quarter, with a minimum thirty day delay following calendar quarter end.

     o Also within three business days of receipt of a request, GCCM mails to prospective investors and other inquirers a current Annual Report or Semi-Annual Report which includes a list of all of each of the Funds' holdings as of the end of each Fund's semi-annual fiscal periods, with a sixty day delay following the semi-annual fiscal period end.

     o The Funds file Form N-CSR within sixty days of the close of each of the Funds' semi-annual fiscal period ends and file Form N-Q within sixty days of the close of each of the Funds' first and third fiscal quarter ends with the Securities and Exchange Commission (the SEC). The Form N-CSR and Form N-Q filings include a complete list of each of the Funds' portfolio holdings and are available to the public as of the date of the filing.

     o The Funds' Annual Report and Semi-Annual Report are mailed to shareholders beginning within sixty days of the close of each semi-annual fiscal period. The Funds' Annual Report and Semi-Annual Report include a complete list of each of the Funds' portfolio holdings.

     o The Funds' portfolio accountant services provider and custodian bank and the Funds' subadministrator electronically disseminate each of the Funds' full portfolio holdings to various mutual fund rating and information services companies as of each calendar quarter end with a thirty day delay. The mutual fund rating and information services companies include but are not limited to Morningstar, Lipper and Bloomberg.

The Funds require anyone who has access to information on the Funds' portfolio holdings in connection with the services they provide to the Funds to only disclose that information after the holdings have been made public as per the schedule described above. Those who have access to information on the Funds' portfolio holdings in connection with the services they provide to the Funds include: the Funds' trustees and officers; GCCM officers, directors, employees, consultants and volunteers; and employees and others associated with service providers to the Funds.

                                                                  September 2004
                                                             Revised: March 2005

[LOGO] GREEN
       CENTURY
       FUNDS

                      Supplement dated November 28, 2005
                     to the Green Century Funds Prospectus
                    and Statement of Additional Information
                           dated November 18, 2005,
                        as revised on November 28, 2005

   At a meeting held on November 21, 2005, the Board of Trustees of Green Century Funds approved the subadvisory agreement between Green Century Capital Management, Inc. (GCCM) and Trillium Asset Management Corporation (Trillium) with respect to the Green Century Balanced Fund.

   Effective November 28, 2005, Trillium will conduct the day-to-day investment management of the Balanced Fund's assets, under the supervision of GCCM, the Balanced Fund's investment adviser, pursuant to an interim subadvisory agreement, pending approval by the Fund's shareholders at a special meeting to be held on February 15, 2006 (the Special Meeting). Prior to the Special Meeting, a notice of the Special Meeting, a Proxy Statement describing the proposed subadvisory agreement with Trillium and other matters, and a proxy card will be mailed to the Balanced Fund's shareholders of record. If shareholders do not approve the proposed subadvisory agreement with Trillium, the interim subadvisory agreement will terminate on April 27, 2006.

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